UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1018

Dreyfus Funds, Inc. --------------------------------------------------------------- (Exact name of registrant as specified in charter)

210 University Boulevard, Suite 800, Denver, Colorado 80206 --------------------------------------------------------------- (Address of principal executive offices) (Zip code)

Kenneth R. Christoffersen, Esq. 210 University Boulevard, Suite 800, Denver, Colorado 80206 --------------------------------------------------------------- (Name and address of agent for service)

Registrant's telephone number, including area code: 303-394-4404 Date of fiscal year end: December 31 Date of reporting period: December 31, 2008 ITEM 1. REPORTS TO STOCKHOLDERS

Dreyfus Discovery Fund

Discovery Fund is closed to new investors. Please see the prospectus for additional information.

ANNUAL REPORT December 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus, Founders or any other person in our organization. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

19	Financial Highlights

25	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Factors Considered in Renewing the Advisory Agreement

46	Your Board Representatives

FOR MORE INFORMATION

Back Cover

Dreyfus Discovery Fund

The Fund

A LETTER FROM THE CHAIRMAN Dear Shareholder:

We present to you this annual report for Dreyfus Discovery Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. After several years of strong relative returns, international stocks generally declined more sharply than their U.S. counterparts.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

J. David Officer Chairman, President and Chief Executive Officer Founders Asset Management LLC January 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by B. Randall Watts, Jr., CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Discovery Fund’s Class A shares produced a total return of –38.41%, Class B shares returned –38.95%, Class C shares returned –38.93%, Class F shares returned –38.22%, Class I shares returned –38.32% and Class T shares returned –38.68% .1 In comparison, the Russell 2000 Growth Index, the fund’s benchmark, produced a total return of –38.54% for the reporting period.2

Like other capitalizations ranges, small-cap stocks fell sharply in 2008, particularly over the second half of the year, amid an intensifying economic downturn and a global financial crisis.The fund produced returns that were roughly in line with its benchmark, as strong stock selections in the consumer discretionary, industrials and financials sectors offset disappointments in the health care and energy sectors.

The Fund’s Investment Approach

The fund invests primarily in small U.S.-based companies that we believe possess high-growth potential. The fund may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation.We use a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. Our “bottom-up” approach emphasizes individual stock selection.We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Extreme Volatility Roiled the Financial Markets

After producing relatively modest declines over the first half of 2008, small-cap stocks tumbled during the second half.The bear market was triggered by the intensification of a credit crisis that began in 2007 and mushroomed in September 2008 with the failures of several major financial institutions. These developments exacerbated an ongoing economic slowdown, as lenders grew reluctant to extend credit even to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

some of their most trusted customers, causing consumer spending and business investment to decline sharply, unemployment to rise and commodity prices to retreat from previous record levels. In late November, the National Bureau of Economic Research confirmed that the U.S. economy was mired its first recession since 2001.

Mixed Results Across Economic Sectors

Not surprisingly, the credit crisis was particularly hard on financial stocks. Because the fund held underweighted exposure to the financials sector, it was sheltered from the full brunt of volatility. In addition, our security selection strategy focused on companies that were relatively insulated from the banking crisis, including insurers such as Arch Capital Group, RLI Corp. and ProAssurance.

Traditionally economically sensitive consumer discretionary stocks also comprised one of the poorer performing sectors for the benchmark, but comprised one of the better areas for the fund.The fund achieved strongly positive absolute returns from specialty retailer Panera Bread, which was able to pass along higher food costs to its customers through frequent menu changes. Gaming companies WMS Industries and Bally Technologies bucked sagging industry trends as state governments expanded the availability of video lottery terminals to raise revenues. The fund’s holdings of luxury goods purveyors also held up relatively well, as consumer demand remained strong for specialty retailers including footwear and apparel chains Steve Madden,Volcom and True Religion Apparel, among others. We subsequently sold Volcom and True Religion Apparel to lock in gains. In the industrials sector, the fund received positive contributions to relative performance from business and legal services provider Huron Consulting Group, which we sold before it encountered greater weakness.

Although the health care sector historically has been considered a defensive haven during downturns, it produced returns in 2008 that, on average, lagged the overall small-cap market.The fund’s health care holdings fared somewhat worse than the sector overall, due mainly to our focus on several biotechnology companies that, in our judgment, have strong long-term prospects but suffered over the near term when large pharmaceutical companies cut their research-and-development budgets. Lifescience tools maker Covance, which was sold during the reporting period, also was hurt due to budget pressures.

4

The fund generated mixed results in the energy sector, where exploration-and-production companies fared relatively well but equipment-and-services firms disappointed. We focused on the latter industry group, which historically has been less sensitive to changing commodity prices. However, reduced spending by major integrated oil producers and reduced access to credit produced weakness in holdings such as Hornbeck Offshore Services, ION Geophysical, ENGlobal and Union Drilling, all of which were eliminated from the fund. NATCO Group and Dril-Quip also declined but were retained through year-end.

Managing Risks Through Diversification

As 2009 begins, the economic climate remains bleak.Therefore, we have maintained a generally defensive investment posture, reducing the fund’s exposure to consumer-oriented companies and maintaining an underweighted position in the industrials sector and, to a lesser extent, the information technology sector. Instead, we have found more opportunities among financial companies, where we have focused on insurers and avoided commercial banks, and the health care sector, where certain positive, long-term trends remain intact. In our view, these strategies and a well diversified portfolio will help the fund weather the current storm.

January 15, 2009

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
Part of the fund’s historical performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gains distributions.The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Discovery Fund on 12/31/98 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B, Class C, Class I and Class T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable Class F fees and expenses (after any expense reimbursements).The Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/08

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)	12/31/99	(41.95)%	(6.07)%	—	(7.32)%
without sales charge	12/31/99	(38.41)%	(4.95)%	—	(6.71)%
Class B shares
with applicable redemption charge †	12/31/99	(41.39)%	(6.25)%	—	(7.27)%††
without redemption	12/31/99	(38.95)%	(5.87)%	—	(7.27)%††
Class C shares
with applicable redemption charge †††	12/31/99	(39.54)%	(5.72)%	—	(7.49)%
without redemption	12/31/99	(38.93)%	(5.72)%	—	(7.49)%
Class F shares	12/29/89	(38.22)%	(4.77)%	0.49%	N/A
Class I shares	12/31/99	(38.32)%	(4.64)%	—	(6.44)%
Class T shares
with applicable sales charge (4.5%)	12/31/99	(41.44)%	(6.16)%	—	(7.57)%
without sales charge	12/31/99	(38.68)%	(5.29)%	—	(7.09)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Part of the fund’s historical performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.

††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Discovery Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.To estimate the expenses you paid on your account over this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the results by the number in the Expenses paid per $1,000 line for the class of shares you own.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 8.06	$ 11.16	$ 11.29	$ 6.37	$ 7.17	$ 9.48
Ending value
(after expenses)	$678.10	$675.90	$675.20	$679.50	$678.50	$676.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 9.68	$ 13.40	$ 13.55	$ 7.66	$ 8.62	$ 11.39
Ending value
(after expenses)	$1,015.53	$1,011.81	$1,011.66	$1,017.55	$1,016.59	$1,013.83

† Expenses are equal to the fund’s annualized expense ratio of 1.91% for Class A shares, 2.65% for Class B shares,
2.68% for Class C shares, 1.51% for Class F shares, 1.70% for Class I shares and 2.25% for Class T shares;
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—97.6%	Shares	Value ($)

Aerospace & Defense—2.6%
ManTech International, Cl. A	52,990 [a]	2,871,528
Orbital Sciences	10,780 [a]	210,533
		3,082,061
Air Freight & Logistics—3.0%
Forward Air	43,140	1,047,008
UTi Worldwide	176,980	2,537,893
		3,584,901
Apparel Retail—1.1%
Bebe Stores	84,570	631,738
Chico's FAS	172,160 [a]	719,629
		1,351,367
Apparel, Accessories & Luxury Goods—1.2%
Carter's	72,540 [a]	1,397,120
Application Software—1.3%
Concur Technologies	46,970 [a]	1,541,555
Biotechnology—7.2%
Acorda Therapeutics	32,500 [a]	666,575
Alexion Pharmaceuticals	41,540 [a]	1,503,333
Alnylam Pharmaceuticals	57,020 [a]	1,410,105
BioMarin Pharmaceutical	59,780 [a]	1,064,084
Celera	53,170 [a]	591,782
Enzon Pharmaceuticals	102,720 [a]	598,858
Kendle International	13,310 [a]	342,333
OSI Pharmaceuticals	29,630 [a]	1,157,051
Regeneron Pharmaceuticals	32,310 [a]	593,212
United Therapeutics	11,750 [a]	734,963
		8,662,296
Casinos & Gaming—2.5%
Bally Technologies	52,608 [a]	1,264,170
WMS Industries	64,910 [a]	1,746,079
		3,010,249
Communications Equipment—3.3%
Arris Group	165,160 [a]	1,313,022
BigBand Networks	102,740 [a]	567,125
Neutral Tandem	126,656 [a]	2,054,360
		3,934,507

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Construction & Engineering—1.4%
Quanta Services	84,950 [a]	1,682,010
Consumer Finance—.7%
EZCORP, Cl. A	54,100 [a]	822,861
Data Processing & Outsourced Services—2.2%
Metavante Technologies	82,529 [a]	1,329,542
NeuStar, Cl. A	69,760 [a]	1,334,509
		2,664,051
Electric Utilities—.5%
UniSource Energy	22,110	649,150
Electronic Equipment & Instruments—1.6%
Cogent	98,400 [a]	1,335,288
II-VI	33,960 [a]	648,296
		1,983,584
Electronic Manufacturing Services—.7%
IPG Photonics	67,110 [a]	884,510
Environmental & Facilities Services—1.8%
Clean Harbors	33,300 [a]	2,112,552
Food Distributors—1.6%
Spartan Stores	83,820	1,948,815
Food Retail—1.3%
Ruddick	54,940	1,519,091
Footwear—1.0%
Skechers USA, Cl. A	44,500 [a]	570,490
Steven Madden	26,760 [a]	570,523
		1,141,013
Gas Utilities—.5%
Energen	21,920	642,914
Health Care Distributors—1.9%
Owens & Minor	18,140	682,971
PSS World Medical	83,380 [a]	1,569,212
		2,252,183
Health Care Equipment—10.3%
CONMED	73,580 [a]	1,761,505
Exactech	30,310 [a]	510,420
Integra LifeSciences Holdings	50,220 [a]	1,786,325
Natus Medical	50,550 [a]	654,622
NuVasive	27,200 [a]	942,480

10

Common Stocks (continued)	Shares	Value ($)

Health Care Equipment (continued)
Resmed	75,270 [a]	2,821,120
Thoratec	23,000 [a]	747,270
Volcano	90,773 [a]	1,361,595
Wright Medical Group	92,650 [a]	1,892,840
		12,478,177
Health Care Facilities—1.1%
Psychiatric Solutions	45,410 [a]	1,264,668
Health Care Services—1.5%
Catalyst Health Solutions	39,000 [a]	949,650
Emergency Medical Services, Cl. A	22,628 [a]	828,411
		1,778,061
Health Care Supplies—.9%
West Pharmaceutical Services	28,240	1,066,625
Health Care Technology—.4%
Phase Forward	34,600 [a]	433,192
Industrial Machinery—1.2%
Actuant, Cl. A	78,580	1,494,592
Internet Software & Services—3.9%
j2 Global Communications	90,320 [a]	1,810,013
Marchex, Cl. B	62,430	363,967
SkillSoft, ADR	344,110 [a]	2,456,945
		4,630,925
IT Consulting & Other Services—2.7%
CACI International, Cl. A	62,080 [a]	2,799,187
Ness Technologies	108,760 [a]	465,493
		3,264,680
Life Sciences Tools & Services—2.6%
Bio-Rad Laboratories, Cl. A	14,950 [a]	1,125,885
Bruker	107,887 [a]	435,863
Thermo Fisher Scientific	29,380 [a]	1,000,977
Varian	16,430 [a]	550,569
		3,113,294
Movies & Entertainment—1.4%
Lions Gate Entertainment	230,430 [a]	1,267,365
RHI Entertainment	49,330 [a]	400,560
		1,667,925

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Multi-Line Insurance—2.7%
Arch Capital Group	45,580 [a]	3,195,158
Oil & Gas Equipment &
Services—2.7%
Cal Dive International	130,141 [a]	847,218
Dril-Quip	75,580 [a]	1,550,146
NATCO Group, Cl. A	52,850 [a]	802,263
		3,199,627
Oil & Gas Exploration &
Production—4.3%
Arena Resources	59,050 [a]	1,658,714
Concho Resources	53,613 [a]	1,223,449
Penn Virginia	52,960	1,375,901
Whiting Petroleum	27,240 [a]	911,450
		5,169,514
Packaged Foods & Meats—1.1%
Hain Celestial Group	70,180 [a]	1,339,736
Personal Products—2.4%
Alberto-Culver	85,660	2,099,527
Nu Skin Enterprises, Cl. A	79,300	827,099
		2,926,626
Pharmaceuticals—1.2%
Medarex	86,380 [a]	482,000
Onyx Pharmaceuticals	29,650 [a]	1,012,844
		1,494,844
Property & Casualty Insurance—3.2%
ProAssurance	36,850 [a]	1,944,943
RLI	31,870	1,949,169
		3,894,112
Publishing—1.1%
Interactive Data	53,120	1,309,939
Regional Banks—.8%
IBERIABANK	20,040	961,920
Research & Consulting Services—3.5%
Exponent	56,950 [a]	1,713,056

12

Common Stocks (continued)	Shares	Value ($)

Research & Consulting Services (continued)
Huron Consulting Group	42,680 [a]	2,444,284
		4,157,340
Restaurants—2.2%
P.F. Chang's China Bistro	27,590 [a]	577,735
Panera Bread, Cl. A	13,320 [a]	695,837
Papa John's International	72,390 [a]	1,334,148
		2,607,720
Security & Alarm Services—1.2%
Cornell	75,460 [a]	1,402,801
Semiconductor Equipment—.9%
ATMI	27,460 [a]	423,708
Lam Research	31,180 [a]	663,510
		1,087,218
Semiconductors—.6%
PMC-Sierra	151,840 [a]	737,942
Specialty Stores—.6%
Hibbett Sports	46,492 [a]	730,389
Technology Distributors—.8%
Mellanox Technologies	115,280 [a]	906,101
Trading Companies & Distributors—1.5%
MSC Industrial Direct, Cl. A	47,380	1,745,005
Trucking—3.4%
Knight Transportation	59,550	959,946
Landstar System	56,530	2,172,448
Werner Enterprises	55,230	957,688
		4,090,082
Total Common Stocks
(cost $137,818,922)		117,015,003

Exchange Traded Funds—1.4%

iShares Russell 2000 Growth Index Fund	31,070	1,580,220
iShares Russell 2000 Index Fund	2,940	144,766
(cost $1,745,803)		1,724,986

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,210,000)	1,210,000 [b]	1,210,000

Total Investments (cost $140,774,725)	100.0%	119,949,989
Cash and Receivables (Net)	.0%	14,290
Net Assets	100.0%	119,964,279

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Health Care	27.1	Consumer Staples	6.5
Information Technology	19.9	Exchange Traded Funds	1.4
Industrials	17.6	Utilities	1.1
Consumer Discretionary	11.0	Money Market Investment	1.0
Financials	7.4
Energy	7.0		100.0

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	139,564,725	118,739,989
Affiliated issuers	1,210,000	1,210,000
Cash		211,659
Receivable for investment securities sold		2,854,415
Dividends and interest receivable		24,427
Receivable for shares of Common Stock subscribed		9,878
Prepaid expenses		72,349
Other assets		68,857
		123,191,574

Liabilities ($):
Due to Founders Asset Management LLC and affiliates—Note 3(c)		168,862
Payable for investment securities purchased		2,642,994
Payable for shares of Common Stock redeemed		201,278
Directors’ deferred compensation		68,857
Accrued expenses		145,304
		3,227,295

Net Assets ($)		119,964,279

Composition of Net Assets ($):
Paid-in capital		417,459,118
Accumulated distributions in excess of investment income—net		(127,770)
Accumulated net realized gain (loss) on investments		(276,500,666)
Accumulated net unrealized appreciation
(depreciation) on investments		(20,866,403)

Net Assets ($)		119,964,279

Net Asset Value Per Share
	Class A	Class B	Class C	Class F	Class I	Class T

Net Assets ($)	5,424,559	346,095	1,235,334	103,638,910	9,240,228	79,153
Shares Outstanding	268,593	18,651	65,944	5,092,735	445,296	4,065

Net Asset Value
Per Share ($)	20.20	18.56	18.73	20.35	20.75	19.47

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	706,213
Affiliated issuers	109,019
Total Income	815,232
Expenses:
Investment advisory fee—Note 3(a)	1,756,041
Shareholder servicing costs—Note 3(c)	353,133
Distribution fees—Note 3(b)	189,255
Accounting fees—Note 3(c)	112,617
Professional fees	67,858
Registration fees	66,108
Prospectus and shareholders’ reports	55,775
Custodian fees—Note 3(c)	24,355
Directors’ fees and expenses—Note 3(d)	22,101
Loan commitment fees—Note 2	7,189
Interest expense—Note 2	598
Miscellaneous	31,741
Total Expenses	2,686,771
Less—reduction in accounting fees—Note 3(c)	(7,129)
Less—reduction in fees due to earnings credits—Note 1(c)	(30,630)
Net Expenses	2,649,012
Investment (Loss)—Net	(1,833,780)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(43,009,047)
Net unrealized appreciation (depreciation) on investments	(34,809,802)
Net Realized and Unrealized Gain (Loss) on Investments	(77,818,849)
Net (Decrease) in Net Assets Resulting from Operations	(79,652,629)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007[a]

Operations ($):
Investment (loss)—net	(1,833,780)	(2,730,266)
Net realized gain (loss) on investments	(43,009,047)	39,744,942
Net unrealized appreciation
(depreciation) on investments	(34,809,802)	(12,738,584)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(79,652,629)	24,276,092

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	678,427	940,650
Class B Shares	30,853	32,730
Class C Shares	248,924	138,400
Class F Shares	4,845,191	7,011,491
Class I Shares	3,037,366	24,982,780
Class T Shares	67,912	47,348
Cost of shares redeemed:
Class A Shares	(2,473,778)	(27,506,640)
Class B Shares	(210,161)	(688,450)
Class C Shares	(493,414)	(1,048,474)
Class F Shares	(28,433,576)	(70,053,374)
Class I Shares	(6,440,640)	(16,095,549)
Class T Shares	(41,378)	(124,423)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(29,184,274)	(82,363,511)
Total Increase (Decrease) in Net Assets	(108,836,903)	(58,087,419)

Net Assets ($):
Beginning of Period	228,801,182	286,888,601
End of Period	119,964,279	228,801,182
Accumulated distributions in excess of
investment income—net	(127,770)	(179,066)

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	24,094	29,689
Shares redeemed	(91,626)	(880,815)
Net Increase (Decrease) in Shares Outstanding	(67,532)	(851,126)

Class Bb
Shares sold	1,064	1,036
Shares redeemed	(7,968)	(23,427)
Net Increase (Decrease) in Shares Outstanding	(6,904)	(22,391)

Class C
Shares sold	9,469	4,882
Shares redeemed	(18,574)	(35,209)
Net Increase (Decrease) in Shares Outstanding	(9,105)	(30,327)

Class F
Shares sold	175,364	222,651
Shares redeemed	(1,018,054)	(2,212,860)
Net Increase (Decrease) in Shares Outstanding	(842,690)	(1,990,209)

Class I
Shares sold	100,083	779,085
Shares redeemed	(222,125)	(494,171)
Net Increase (Decrease) in Shares Outstanding	(122,042)	284,914

Class T
Shares sold	2,287	1,509
Shares redeemed	(1,433)	(4,062)
Net Increase (Decrease) in Shares Outstanding	854	(2,553)

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended December 31, 2008, 5,625 Class B shares representing $149,695, were automatically converted to 5,194 Class A shares and during the period ended December 31, 2007, 14,074 Class B shares representing $413,834 were automatically converted to 13,130 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	32.80	30.09	28.63	28.82	26.04
Investment Operations:
Investment (loss)—net	(.37)[a]	(.50)[a]	(.35)[a]	(.28)[a]	(.64)
Net realized and unrealized
gain (loss) on investments	(12.23)	3.21	1.81	.09	3.42
Total from Investment Operations	(12.60)	2.71	1.46	(.19)	2.78
Net asset value, end of period	20.20	32.80	30.09	28.63	28.82

Total Return (%)[b]	(38.41)	9.01	5.10	(.66)	10.68

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.77	2.02	1.51	1.47	1.38
Ratio of net expenses
to average net assets	1.77	2.01	1.51	1.45	1.37
Ratio of net investment
(loss) to average net assets	(1.30)	(1.58)	(1.15)	(1.09)	(1.11)
Portfolio Turnover Rate	234	215	202	160	98

Net Assets, end of period ($ x 1,000)	5,425	11,024	35,719	45,092	65,763

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	30.40	28.04	27.10	27.55	25.12
Investment Operations:
Investment (loss)—net	(.58)[a]	(.60)[a]	(.61)[a]	(.54)[a]	(1.07)
Net realized and unrealized
gain (loss) on investments	(11.26)	2.96	1.55	.09	3.50
Total from Investment Operations	(11.84)	2.36	.94	(.45)	2.43
Net asset value, end of period	18.56	30.40	28.04	27.10	27.55

Total Return (%)[b]	(38.95)	8.38	3.51	(1.63)	9.67

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.76	2.55	2.64	2.44	2.30
Ratio of net expenses
to average net assets	2.75	2.54	2.64	2.43	2.29
Ratio of net investment
(loss) to average net assets	(2.29)	(2.08)	(2.28)	(2.06)	(2.03)
Portfolio Turnover Rate	234	215	202	160	98

Net Assets, end of period ($ x 1,000)	346	777	1,344	13,964	18,795

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended December 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	30.67	28.29	27.14	27.57	25.14
Investment Operations:
Investment (loss)—net	(.55)[a]	(.64)[a]	(.56)[a]	(.50)[a]	(1.53)
Net realized and unrealized
gain (loss) on investments	(11.39)	3.02	1.71	.07	3.96
Total from Investment Operations	(11.94)	2.38	1.15	(.43)	2.43
Net asset value, end of period	18.73	30.67	28.29	27.14	27.57

Total Return (%)[b]	(38.93)	8.41	4.24	(1.56)	9.67

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.60	2.64	2.36	2.36	2.28
Ratio of net expenses
to average net assets	2.60	2.63	2.36	2.35	2.27
Ratio of net investment
(loss) to average net assets	(2.13)	(2.16)	(2.01)	(1.98)	(2.01)
Portfolio Turnover Rate	234	215	202	160	98

Net Assets, end of period ($ x 1,000)	1,235	2,302	2,981	4,391	6,668

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class F Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	32.94	30.03	28.58	28.77	25.98
Investment Operations:
Investment (loss)—net	(.28)[a]	(.32)[a]	(.34)[a]	(.30)[a]	(.69)
Net realized and unrealized
gain (loss) on investments	(12.31)	3.23	1.79	.11	3.48
Total from Investment Operations	(12.59)	2.91	1.45	(.19)	2.79
Net asset value, end of period	20.35	32.94	30.03	28.58	28.77

Total Return (%)	(38.22)	9.69	5.08	(.66)	10.74

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.48	1.49	1.53	1.46	1.35
Ratio of net expenses
to average net assets	1.47	1.48	1.52	1.45	1.34
Ratio of net investment
(loss) to average net assets	(1.00)	(1.01)	(1.16)	(1.09)	(1.08)
Portfolio Turnover Rate	234	215	202	160	98

Net Assets, end of period ($ x 1,000)	103,639	195,510	238,015	351,087	550,622

a Based on average shares outstanding at each month end.
See notes to financial statements.

22

		Year Ended December 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	33.64	30.67	29.11	29.22	26.32
Investment Operations:
Investment (loss)—net	(.33)[b]	(.32)[b]	(.27)[b]	(.24)[b]	(.24)
Net realized and unrealized
gain (loss) on investments	(12.56)	3.29	1.83	.13	3.14
Total from Investment Operations	(12.89)	2.97	1.56	(.11)	2.90
Net asset value, end of period	20.75	33.64	30.67	29.11	29.22

Total Return (%)	(38.32)	9.68	5.36	(.38)	11.02

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.62	1.49	1.26	1.18	1.11
Ratio of net expenses
to average net assets	1.61	1.48	1.26	1.17	1.10
Ratio of net investment
(loss) to average net assets	(1.14)	(.98)	(.91)	(.80)	(.83)
Portfolio Turnover Rate	234	215	202	160	98

Net Assets, end of period ($ x 1,000)	9,240	19,086	8,662	8,315	72,317

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	31.75	29.21	27.91	28.18	25.55
Investment Operations:
Investment (loss)—net	(.46)[a]	(.57)[a]	(.45)[a]	(.38)[a]	(.65)
Net realized and unrealized
gain (loss) on investments	(11.82)	3.11	1.75	.11	3.28
Total from Investment Operations	(12.28)	2.54	1.30	(.27)	2.63
Net asset value, end of period	19.47	31.75	29.21	27.91	28.18

Total Return (%)[b]	(38.68)	8.70	4.66	(.96)	10.29

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.19	2.33	1.84	1.77	1.71
Ratio of net expenses
to average net assets	2.18	2.32	1.84	1.76	1.70
Ratio of net investment
(loss) to average net assets	(1.71)	(1.85)	(1.51)	(1.40)	(1.44)
Portfolio Turnover Rate	234	215	202	160	98

Net Assets, end of period ($ x 1,000)	79	102	168	1,187	1,648

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Discovery Fund (the “fund”) is a separate diversified series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund.The fund’s investment objective is to seek capital appreciation. Founders Asset Management LLC (“Founders”) serves as the fund’s investment adviser. Founders is an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

At a meeting of the Company’s Board of Directors held on September 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from “Dreyfus Founders Funds, Inc.” and “Dreyfus Founders Discovery Fund” to “Dreyfus Funds, Inc.” and “Dreyfus Discovery Fund,” respectively.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation (“Dreyfus”), an affiliate of Founders, is the Distributor of the fund’s shares. The fund is authorized to issue up to 550 million shares of Common Stock, par value $.01 per share, in the following classes of shares: Class A, Class B, Class C, Class F, Class I and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, although the shares may be purchased at net asset value (“NAV”) without a sales charge by certain categories of investors. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at NAV per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to eligible institutional investors. Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. Other differences between the classes include the services offered to and the expenses borne by each class. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Each class of the fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the class.The type of expense determines the allocation method.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on NASDAQ, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available.

26

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the fund’s assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price. NewYork closing exchange rates are used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company’s Board of Directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market.

Registered investment companies that are not traded on an exchange are valued at their NAV.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Board of Directors or pursuant to procedures approved by the Board of Directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the fund calculates its NAV, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using calculations based on indexes of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	119,949,989	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	119,949,989	0

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

(b) Foreign Securities and Currency Transactions: The fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the fund executes a foreign security transaction, the fund may enter into a foreign currency contract to settle the foreign security transaction.The fund could be exposed to risk if counterpar-

28

ties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the fund are maintained in U.S. dollars.The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Founders or its affiliates are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: No provision has been made for federal income taxes since it is the policy of the fund to comply with the requirements of Subchapter M of the Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes.The fund is treated as a separate tax entity for federal income tax purposes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

30

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $252,605,739 and unrealized depreciation $26,604,111. In addition, the fund had $18,115,552 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $218,607,732 of the carryover expires in fiscal 2010, $14,100,467 expires in fiscal 2011 and $19,897,540 expires in fiscal 2016.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $1,885,076, and decreased paid-in-capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The Company has a line of credit arrangement (“LOC”) with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. The borrowings by each series of the Company are limited to the lesser of (a) $25 million, or (b) the lesser of 25% of the series’ total net assets or the maximum amount which the series is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $25 million cap on the total LOC. Each series agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC.

The average daily amount of borrowings outstanding under the LOC during the period ended December 31,2008,was approximately $14,700 with a related weighted average annualized interest rate of 4.07% .

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) In accordance with an investment advisory agreement between the Company and Founders, the fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at an annual rate equal to a percentage of the average daily value of the fund’s net assets.The fee is 1% of the first $250 million of net assets, .80% of the next $250 million of net assets and .70% of net assets in excess of $500 million.

During the period ended December 31, 2008, the Distributor retained $628 and $374 from sales commissions earned on sales of the fund’s Class A and ClassT shares, respectively, and $324 and $459 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Class B, C and T Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing the shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended December 31, 2008, Class B, Class C and Class T shares were charged $4,037, $13,460 and $250, respectively, pursuant to the Class B, C and T Plan.

The fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”).Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the Fund’s Class F shares. During the period ended December 31, 2008, Class F shares were charged $171,508 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and ClassT shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the

32

fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2008, Class A, Class B, Class C and Class T shares were charged $20,678, $1,346, $4,487 and $250, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund has agreed to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. The fund paid the Distributor a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2008, Class F shares were charged $120,805 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the fund’s share classes.The Distributor pays the transfer and dividend agent fees, other than out-of-pocket charges, for Class F only.

The fees charged by DTI with respect to the fund’s Class A,B,C, I and T shares are paid by the fund. These transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the period ended December 31, 2008 were $28,465.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Founders, under two cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $23,768 for these services, which were partially offset by earnings credits pursuant to the cash management agreements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $24,355 for these services. These fees were partially offset by earnings credits pursuant to the custody agreement.

The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of .06% of the average daily net assets of the fund on the first $500 million, .04% of the average daily net assets of the fund on the next $500 million and .02% of the average daily net assets of the fund in excess of $1 billion, plus reasonable out-of pocket expenses. Dreyfus has contractually agreed in writing to waive any fees received for these services to the extent they exceed its costs in providing the services and a reasonable allocation of the costs incurred by Founders and its affiliates related to the support and oversight of these services. During the period ended December 31, 2008, Dreyfus waived $7,129.

The components of “Due to Founders Asset Management LLC and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $95,375, Rule 12b-1 distribution plan fees $13,853, shareholder services plan fees $42,835, custodian fees $4,451, compliance support fees $1,833, transfer agency per account fees $4,638 and accounting fees $5,877.

(d) Annual retainer fees and attendance fees for the Company’s Board of Directors are allocated to each series of the Company based on net assets. During the period ended December 31, 2008, the fund paid $63,768 in directors’ fees. The Company’s Board of Directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Company’s series.The amount paid to

34

the director under the plan will be determined based upon the performance of the selected series.The current value of these amounts is included in Other Assets and Directors’ Deferred Compensation in the Statement of Assets and Liabilities. Increases in the market value of the deferred compensation accounts are added to the directors’ fees and expenses paid by the fund in the directors fees and expenses in the Statement of Operations, and decreases in the market value of the accounts are subtracted from such fees. During the period ended December 31, 2008, depreciation in the value of the accounts totaled $41,667. This depreciation also is included in the net unrealized appreciation (depreciation) on investments in the Statement of Operations. Deferral of directors’ fees under the plan does not affect the net assets of the fund.

Certain officers of the Company are also officers and/or directors of Founders or its affiliates, which pay their compensation. However, the fund pays a portion of the cost of the services performed by the Company’s Chief Compliance Officer and her staff. During the period ended December 31, 2008, the fund was charged $1,833 for these services, which is included in miscellaneous expenses. The affairs of the fund, including services provided by Founders, are subject to the supervision and general oversight of the Company’s Board of Directors.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $407,546,641 and $437,243,656, respectively.

At December 31, 2008, the cost of investments for federal income tax purposes was $146,554,100; accordingly, accumulated net unrealized depreciation on investments was $26,604,111, consisting of $3,266,956 gross unrealized appreciation and $29,871,067 gross unrealized depreciation.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s ClassT shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Discovery Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Discovery Fund (formerly, Dreyfus Founders Discovery Fund) (one of the series comprising Dreyfus Funds, Inc.) as of December 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2006, 2005 and 2004 were audited by other auditors whose report dated February 23, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2008 and 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Discovery Fund at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 23, 2009

The Fund 37

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited)

At a meeting of the board of directors of Dreyfus Funds, Inc. (the “Funds” and, in reference to any one of the Funds’ portfolios, a “Fund”) held on August 20 and 21, 2008, the Funds’ directors unanimously approved the continuation of the Investment Advisory Agreement (“management agreement”) between each of the Funds and Founders Asset Management LLC, the Funds’ investment adviser (“Founders”), for a one-year term ending August 31, 2009.The board of directors of the Funds (“board”) is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the “directors”).

Prior to the directors’ August 2008 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party (“Lipper”).

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

Nature, Extent and Quality of Services Provided and to be Provided by Founders

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders and its affiliates provide to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is

38

provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund’s respective investment objective, policies and restrictions, subject to the directors’ overall supervision.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement.

Following their discussion and review, the directors reached the following conclusions:

  That the breadth and quality of investment advisory and other ser- vices being provided to the Funds are satisfactory, as evidenced in part by the performance records of the Funds, to which the direc- tors gave significant attention as indicated below; and
  That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, adminis- trative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

Investment Performance

On a quarterly basis, the directors hold meetings with representatives of the portfolio management team for each Fund (usually a portfolio manager), during which each representative reviews, among other items, performance information, attribution analyses, and the portfolio manager’s investment outlook. The directors also receive written monthly and quarterly performance information for each Fund. The

The Fund 39

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

written quarterly reports included comparisons of each Fund’s performance with its respective Lipper category and one or more benchmark indexes, as well as a comparable exchange-traded fund, for the most recent quarter and one-, three-, five-, and ten-year periods, as well as for the portfolio manager’s tenure.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed performance report about each Fund from Lipper.These reports compared each Fund’s performance to both a relatively small group of similar funds selected by Lipper (the “Lipper performance group”), as well as to all funds in the applicable Lipper category (the “Lipper performance universe”).

The performance of Discovery Fund’s Class F shares placed in the third quintile of both its Lipper performance group and the Lipper small-cap growth fund performance universe for the one-year period ended December 31, 2007, placed in the lowest two quintiles of its Lipper performance group and universe for the three- and five-year periods ended December 31, 2007, and underperformed its benchmark index for the three- and five-year periods ended June 30, 2008. The directors recognized that in its efforts to improve the prior unsatisfactory performance results of Discovery Fund, Founders had changed the portfolio managers of the Fund in August 2006, and that the Fund’s relative performance since that date had improved significantly. The Fund outperformed its benchmark index for the year ended June 30, 2008 and for the period from August 1, 2006 (the commencement of the new portfolio manager’s tenure) through June 30, 2008, and its performance placed it in the second quintile of its Lipper universe for the latter period.The directors were hopeful that the steps Founders has taken in an effort to improve the Fund’s performance would continue to show relative performance progress.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to

40

benefit from Founders’ investment management of the Fund. The directors further determined:

  That although certain of the Funds have experienced performance difficulties, Founders has focused its efforts upon improving the per- formance records of the Funds and will continue to seek improve- ment; and
  That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory long-term performance quintile rank- ings in their respective comparison universes, with three of five Funds placing in the top three quintiles of their respective Lipper perfor- mance universes for the three-year period ended December 31, 2007, and four of five Funds placing in the top three quintiles of their respective Lipper performance universes for the five-year period ended December 31, 2007.

Costs of the Services to be Provided and Profits to be Realized by Founders and Its Affiliates from Founders’ Relationship With the Funds

The directors recognized that on a quarterly basis, they received information with respect to each Fund’s expenses. The directors carefully reviewed and discussed the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds’ management agreement and other service arrangements, the directors received detailed information from Lipper which compared each Fund’s management fees and other expenses with those of a group of similar funds selected by Lipper (the “Lipper expense group”), as well as summary information comparing each Fund’s management fees and expenses with those of the funds in its Lipper performance universe with load structures similar to that of the Funds (the “Lipper expense universe”).

The Fund 41

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

The directors noted that for the period ended December 31, 2007, Discovery Fund’s management fees ranked in the fourth quintile of its Lipper expense group, with the Fund’s fees the twelfth lowest of 18 “peer funds.” The Fund’s contractual management fees at a common asset level were determined by Lipper to be lower than ten of the 18 funds in its group. The Fund’s management fees were in the fourth quintile of its Lipper expense universe.

The directors also considered information provided by Lipper with respect to the profitability of the investment management activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts, including the services provided by Founders to the Funds under the management agreement.

The directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory services to the Funds as a group and to each Fund individually.

The directors further considered certain indirect benefits received by Founders and its affiliates as a result of Founders’ provision of investment advisory services to the Funds.These included the following:

  Since Founders manages a non-Fund account in a style that is sim- ilar to that used for one of the Funds (and for a portion of another Fund), and employees of Founders manage other non-Fund accounts in their capacities as employees of the affiliates, Founders and its affiliates realize efficiencies in performing the portfolio management, trading and operational functions related to those non-Fund accounts;
  The Funds’ brokerage transactions may be executed with brokers that provide research and brokerage services to Founders and its affiliates. These research and brokerage services may be useful to Founders and its affiliates in providing investment advisory services to any of the clients they advise, including the Funds; and

42

  Affiliates of Founders receive various fees for providing accounting, underwriting, shareholder, transfer agency, custody and cash man- agement services to the Funds.

After deliberation and discussion of Fund fees and expenses, the directors determined:

  That upon review of the advisory fee structures of the Funds in comparison with the competitive expense groups and expense uni- verses selected by Lipper, the levels of investment advisory fees paid by the Funds were deemed to be competitive;
  That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund’s total expense ratio in an effort to maintain Fund expense ratios at reasonable and compet- itive levels;
  That three of the five Funds’ expense ratios decreased or remained substantially the same for all or most of their share classes in 2007 as compared to those experienced in 2006; and
  That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those that would have resulted solely from “arm’s-length” bargaining.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which demonstrated that Founders’ 2007 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges which court cases have found acceptable and determined that Founders’ profitability percentage for providing management services to the Funds was reasonable.

The Fund 43

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

The directors concluded that Founders’ profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

Economies of Scale

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that would be realized from the growth of each Fund’s assets. After such consideration, the directors determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels, and that such fee reductions, when implemented, would benefit all of the applicable Fund’s shareholders through decreases in the Fund’s expense ratio.

Dedication to Regulatory Requirements and Restrictions

An important factor in the directors’ consideration of renewal of the Funds’ management agreement with Founders included the directors’ recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions.The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

44

Overall Conclusions

The directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that efforts are being and will continue to be made to improve the Fund’s performance and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm’s length in light of the circumstances.

The Fund 45

YOUR BOARD REPRESENTATIVES (Unaudited)

The Board of Directors of the Company oversees the Company’s five series portfolios (the “Funds”). The business and affairs of the Company are managed under the direction of the Board.The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors.They are not affiliated with the Fund’s adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

Directors

Alan S. Danson, 69.Year elected to the Board: 1991

Board Chairman.Private investor.Formerly,President and Director,D.H.Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

Robert P. Mastrovita, 64.Year elected to the Board: 1998

Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. Director, King Caesar Foundation.

Trygve E. Myhren, 72.Year elected to the Board: 1996

President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, AdPay, Inc. Trustee, Executive Committee and Chairman of Faculty Education Affairs Committee, the University of Denver.Trustee, Denver Art Museum. Member, Colorado FORUM and Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable

46

Television Association (1986-1987). U.S. Chief of Mission, 2006 Paralympic Games, Torino/Sestrierre, Italy.

George W. Phillips, 70.Year elected to the Board: 1998

Retired.Vice Chairman of the Board and Chairman of the Investment Committee, Children’s Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

Martha A. Solis-Turner, 48.Year elected to the Board: 2005

Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Formerly, Board member and Treasurer, Mile High Montessori Early Learning Centers (2002 to 2008), Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

Principal Officers

J. David Officer, 60. President and Principal Executive Officer of the Funds since 2007. Chairman, President and Chief Executive Office of Founders since 2008. Chief Operating Officer,Vice Chairman and a Director of Dreyfus, and an officer of 77 investment companies (comprised of 180 portfolios) managed by Dreyfus. He has been an employee of Dreyfus since 1998.

Kenneth R. Christoffersen, 53. Vice President of the Funds since 2008, and Secretary since 2000 (and from 1996 to 1998). Founders’ Senior Vice President -Legal, General Counsel and Secretary. Assistant Secretary of the Distributor since 2003. Employed by Founders and its predecessor company since 1996.

Steven M. Anderson, 43.Treasurer and Principal Financial and Accounting Officer of the Funds since 2007.Vice President,BNY Mellon Asset Management (since 2003). Vice President, Treasurer and Chief Financial Officer, Mellon Optima L/S Strategy Fund, LLC (since 2005). Treasurer and Chief Financial Officer BNY/IVY Multi-Strategy Hedge Fund, LLC (since 2008). Formerly,Vice President (1999 to 2008), Treasurer and Chief Financial Officer of Mellon Institutional Funds Investment Trust (2002 to 2008).AssistantVice President and Mutual Funds Controller,Standish Mellon Asset Management Company, LLC (2000 to 2003).

The Fund 47

YOUR BOARD REPRESENTATIVES (Unaudited) (continued)

Janelle E. Belcher, 50. Chief Compliance Officer of the Funds since 2004. Founders’ Vice President - Compliance since 2002. Formerly, Founders’ Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

Robert S. Robol, 44. Assistant Treasurer since 2006. Senior Accounting Manager -Taxable Fixed Income Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1988.

Robert Salviolo, 41. Assistant Treasurer since 2007. Senior Accounting Manager -Foreign Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1989.

Robert Svagna, 41. Assistant Treasurer since 2006. Senior Accounting Manager -Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1990.

William G. Germenis, 38. Anti-Money Laundering Compliance Officer (“AMLCO”) for the Class A, Class B, Class C and Class I shares of the Funds since 2002 and for the Class F shares of the Funds since 2003.Vice President and AMLCO of the Distributor and AMLCO of 74 investment companies (comprised of 197 portfolios) managed by Dreyfus. Employed by the Distributor since 1998.

The directors and officers may be contacted at Founders’ address appearing on the back cover, except for Messrs. Officer, Robol, Salviolo, Svagna and Germenis, who can be contacted at The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166, and Mr. Anderson, who can be contacted at BNY Mellon Asset Management, One Boston Place, Boston, Massachusetts 02108. Additional information about the Company’s directors is available in the Statement of Additional Information, which can be obtained free of charge by calling 1-800-645-6561 (Class F shareholders) or 1-800-554-4611 (all other shareholders).

48

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

© 2009 MBSC Securities Corporation

Dreyfus

Equity Growth Fund

ANNUAL REPORT December 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus, Founders or any other person in our organization. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

18	Financial Highlights

24	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Important Tax Information

39	Factors Considered in Renewing the Advisory Agreement

47	Your Board Representatives

FOR MORE INFORMATION

Back Cover

Dreyfus Equity Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN Dear Shareholder:

We present to you this annual report for Dreyfus Equity Growth Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. After several years of strong relative returns, international stocks generally declined more sharply than their U.S. counterparts.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

J. David Officer Chairman, President and Chief Executive Officer Founders Asset Management LLC January 15, 2009

2

D I S C U S S I O N O F F U N D P E R F O R M A N C E For the period of January 1, 2008, through December 31, 2008.

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Equity Growth Fund’s Class A shares produced a total return of –41.39%, Class B shares returned–41.84%, Class C shares returned –41.72%, Class F shares returned –41.13%, Class I shares returned –41.08% and Class T shares returned –42.14% .1 In comparison, the Russell 1000 Growth Index, the fund’s benchmark, returned –38.44% over the same period.2

Intensifying economic deterioration and a global financial crisis led to sharp declines among large-cap growth stocks during 2008. The fund produced lower returns than its benchmark, mainly due to disappointing security selections in the information technology, health care and materials sectors.

The Fund’s Investment Approach

To pursue the fund’s goal of long-term growth of capital and income, we invest primarily in the common stocks of large, well-established companies with records of profitability, dividend payments and a reputation for high-quality management, products and services. Using a “bottom-up” approach, we focus on individual stock selection instead of broad economic or industry trends. We look mainly for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.The fund may also invest in non-dividend-paying companies, and it may invest up to 30% of its total assets in foreign securities.

Economic Recession Led to Substantial Market Losses

After producing relatively modest declines over the first half of 2008,stocks tumbled during the second half of the year, triggered by the intensification of a credit crisis that began in 2007 and mushroomed in September 2008 with the failures of several major financial institutions.These developments exacerbated an ongoing economic slowdown, as lenders grew reluctant to extend credit even to some of their more creditworthy customers, causing consumer spending and business investment to drop off sharply. In turn, waning industrial demand caused commodity prices to retreat from

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

previous record highs. In late November, the National Bureau of Economic Research confirmed that the U.S. economy was mired in its first recession since 2001.

Security Selections Produced Sub-Par Results

In this challenging environment, our stock selection strategy generally detracted from the fund’s relative performance, especially in the information technology sector. Steep declines by industry giants Microsoft, Apple, Google and Cisco Systems were mirrored by MEMC Electronic Materials and Electronic Arts, all of which encountered softer demand from consumers and businesses. Silicon wafer producer MEMC Electronic Materials also suffered from ongoing operating problems and concerns surrounding customers’ ability to finance future projects, while video game maker Electronic Arts was hurt by restructuring efforts, new product delays and currency devaluation. Apple was also adversely affected by rumors regarding the health of its CEO.

Despite a strong contribution to relative performance from biotechnol-ogy company Gilead Sciences, the fund’s health care holdings generally lagged market averages, primarily due to poor results from specialty health care company Allergan and contract-research organization Pharmaceutical Product Development (PPD). PPD’s stock slid amid concerns regarding future orders and current backlogs in clinical trials. In the materials sector, unfavorable timing in increasing the fund’s exposure to materials producers detracted from the fund’s relative performance. By the end of the reporting period, we had eliminated all of the fund’s positions in materials stocks, with the exceptions of Praxair and Monsanto, due to substantial losses and deteriorating business fundamentals.

Although larger integrated oil companies such as Chevron and Exxon Mobil weighed on the fund during the first half of 2008, these stocks performed better than market averages by year-end. Our focus on some of the better-performing consumer discretionary stocks also bolstered the fund’s relative performance, as Wal-Mart Stores and Family Dollar Stores advanced when cost-conscious consumers increasingly turned to low-priced goods. Our position in Family Dollar Stores was sold during the reporting period. Positions in for-profit education companies Apollo Group and DeVry also supported the fund’s returns, as concerns regarding the availability of student loans weighed on the market price of these securities and provided the fund with attractive

4

buying opportunities. Fortunate timing in the purchase of AT&T and the sale of Potash Corporation of Saskatchewan also helped bolster the fund’s relative performance.

Maintaining a Focus on Quality

At the end of the reporting period, rising unemployment, declining industrial production and slumping housing markets have continued to weigh on the U.S. economy. However, lower energy prices, expectations of a meaningful economic stimulus package from the federal government and news that large lenders might begin working with homeowners to prevent further foreclosures may soon provide a foundation for rebuilding consumer confidence and reinvigorating economic growth.

As 2009 begins, the fund’s new management team does not anticipate major changes to the portfolio’s composition and has continued to focus on companies whose fundamentals remain strong despite reduced growth expectations.We intend to continue our emphasis on higher-quality stocks that, in our judgment, are attractively priced, positioned to weather the current storm and poised to participate in an eventual market rebound.

January 15, 2009

On January 6, 2009, Elizabeth Slover assumed portfolio management responsibilities for the fund. For more information about Ms. Slover, please see the fund’s prospectus or talk to your financial advisor.

Part of the fund’s historical performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The return figure provided for the fund’s Class I shares reflects the absorption of certain fund expenses by Founders pursuant to an agreement that terminated on August 31, 2008. Had these expenses not been absorbed, Class I share returns would have been lower.

2	SOURCE: LIPPER INC. — The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Equity Growth Fund on 12/31/98 to a $10,000 investment made in the Russell 1000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B, Class C, Class I and Class T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable Class F fees and expenses (after any expense reimbursements).The Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/08

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)	12/31/99	(44.80)%	(5.25)%	—	(7.74)%
without sales charge	12/31/99	(41.39)%	(4.13)%	—	(7.13)%
Class B shares
with applicable redemption charge †	12/31/99	(44.16)%	(5.30)%	—	(7.49)%††
without redemption	12/31/99	(41.84)%	(4.91)%	—	(7.49)%††
Class C shares
with applicable redemption charge †††	12/31/99	(42.31)%	(4.74)%	—	(7.85)%
without redemption	12/31/99	(41.72)%	(4.74)%	—	(7.85)%
Class F shares	7/5/38	(41.13)%	(3.84)%	(4.79)%	N/A
Class I shares	12/31/99	(41.08)%	(3.78)%	—	(6.85)%
Class T shares
with applicable sales charge (4.5%)	12/31/99	(44.72)%	(6.10)%	—	(8.44)%
without sales charge	12/31/99	(42.14)%	(5.22)%	—	(7.96)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, but does reflect expense reimbursements for certain share classes. Part of the fund’s historical performance is due to amounts received from class action settlements regarding prior fund holdings.There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Equity Growth Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.To estimate the expenses you paid on your account over this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the results by the number in the Expenses paid per $1,000 line for the class of shares you own.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 5.17	$ 9.17	$ 8.34	$ 3.80	$ 3.68	$ 9.95
Ending value
(after expenses)	$659.80	$657.70	$658.90	$662.80	$661.90	$656.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 6.29	$ 11.14	$ 10.13	$ 4.62	$ 4.47	$ 12.09
Ending value
(after expenses)	$1,018.90	$1,014.08	$1,015.08	$1,020.56	$1,020.71	$1,013.12

† Expenses are equal to the fund’s annualized expense ratio of 1.24% for Class A shares, 2.20% for Class B shares,
2.00% for Class C shares, .91% for Class F shares, .88% for Class I shares and 2.39% for Class T shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—98.0%	Shares	Value ($)

Air Freight & Logistics—.9%
FedEx	38,727	2,484,337
Airlines—.4%
Delta Air Lines	102,116 [a]	1,170,249
Apparel Retail—1.3%
Gap	281,885	3,774,440
Application Software—.3%
Autodesk	50,420 [a]	990,753
Biotechnology—4.4%
BioMarin Pharmaceutical	233,628 [a]	4,158,578
Genentech	33,410 [a]	2,770,023
Gilead Sciences	108,396 [a]	5,543,371
		12,471,972
Communications Equipment—5.2%
Cisco Systems	458,388 [a]	7,471,724
Juniper Networks	91,334 [a]	1,599,258
QUALCOMM	156,622	5,611,766
		14,682,748
Computer & Electronics Retail—1.9%
Best Buy	124,952	3,512,401
GameStop, Cl. A	83,845 [a]	1,816,083
		5,328,484
Computer Hardware—4.0%
Apple	56,914 [a]	4,857,610
Hewlett-Packard	178,210	6,467,241
		11,324,851
Computer Storage & Peripherals—1.5%
EMC	404,713 [a]	4,237,345
Data Processing & Outsourced Services—1.5%
Visa, Cl. A	80,462	4,220,232
Department Stores—.3%
Nordstrom	61,092	813,135
Diversified Banks—.8%
Wells Fargo & Co.	76,933	2,267,985
Drug Retail—.9%
CVS Caremark	84,912	2,440,371

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Education Services—3.2%
Apollo Group, Cl. A	90,813 [a]	6,958,092
DeVry	35,172	2,019,225
		8,977,317
Electrical Components & Equipment—.3%
Energy Conversion Devices	34,806 [a]	877,459
Environmental & Facilities Services—2.9%
Waste Management	248,380	8,231,313
Fertilizers & Agricultural Chemicals—1.3%
Monsanto	50,327	3,540,504
Food Retail—1.5%
Safeway	175,376	4,168,688
Health Care Equipment—1.4%
Covidien	110,047	3,988,103
Home Entertainment Software—1.3%
Activision Blizzard	148,977 [a]	1,287,161
Electronic Arts	148,777 [a]	2,386,383
		3,673,544
Home Improvement Retail—1.5%
Home Depot	187,798	4,323,110
Homefurnishing Retail—.6%
Bed Bath & Beyond	66,020 [a]	1,678,228
Hotels, Resorts & Cruise Lines—1.1%
Carnival	129,384	3,146,619
Household Products—2.6%
Colgate-Palmolive	41,857	2,868,879
Procter & Gamble	70,433	4,354,168
		7,223,047
Hypermarkets & Super Centers—3.6%
Wal-Mart Stores	180,655	10,127,519
Industrial Gases—1.2%
Praxair	58,715	3,485,322
Industrial Machinery—.9%
Dover	81,151	2,671,491
Integrated Oil & Gas—5.4%
Chevron	75,654	5,596,126

10

Common Stocks (continued)	Shares	Value ($)

Integrated Oil & Gas (continued)
Exxon Mobil	107,648	8,593,540
Hess	20,045	1,075,214
		15,264,880
Integrated Telecommunication Services—1.5%
AT & T	146,208	4,166,928
Internet Retail—.9%
Amazon.com	50,888 [a]	2,609,536
Internet Software & Services—2.9%
Akamai Technologies	222,412 [a]	3,356,197
Google, Cl. A	15,956 [a]	4,908,863
		8,265,060
Investment Banking & Brokerage—1.6%
Charles Schwab	287,641	4,651,155
Life & Health Insurance—1.5%
Unum Group	230,895	4,294,647
Life Sciences Tools & Services—2.3%
Life Technologies	144,056 [a]	3,357,945
Pharmaceutical Product Development	106,379	3,086,055
		6,444,000
Movies & Entertainment—1.0%
Walt Disney	123,633	2,805,233
Multi-Line Insurance—.7%
Assurant	62,257	1,867,710
Oil & Gas Equipment & Services—1.2%
Schlumberger	78,416	3,319,349
Oil & Gas Exploration & Production—1.9%
Apache	29,513	2,199,604
Ultra Petroleum	93,405 [a]	3,223,407
		5,423,011
Other Diversified Financial Services—.9%
JPMorgan Chase & Co.	83,973	2,647,669
Packaged Foods & Meats—3.0%
Dean Foods	145,041 [a]	2,606,387
Kraft Foods, Cl. A	222,070	5,962,580
		8,568,967

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Personal Products—2.2%
Avon Products	180,088	4,327,515
Estee Lauder, Cl. A	61,253	1,896,393
		6,223,908
Pharmaceuticals—6.1%
Abbott Laboratories	79,211	4,227,491
Allergan	98,457	3,969,786
Johnson & Johnson	66,290	3,966,131
Pfizer	161,604	2,862,007
Shire, ADR	52,783	2,363,623
		17,389,038
Railroads—1.6%
Union Pacific	97,495	4,660,261
Semiconductor Equipment—1.2%
KLA-Tencor	77,057	1,679,072
MEMC Electronic Materials	111,234 [a]	1,588,422
		3,267,494
Semiconductors—4.5%
Altera	262,932	4,393,594
Broadcom, Cl. A	152,195 [a]	2,582,749
Intel	398,492	5,841,893
		12,818,236
Soft Drinks—1.4%
PepsiCo	71,640	3,923,723
Specialty Stores—.5%
Tiffany & Co.	63,076	1,490,486
Systems Software—7.9%
Adobe Systems	163,835 [a]	3,488,047
Microsoft	749,561	14,571,466
Oracle	244,850 [a]	4,341,191
		22,400,704
Tobacco—1.0%
Philip Morris International	62,710	2,728,512
Total Common Stocks
(cost $358,376,735)		277,549,673

12

Exchange Traded Funds—.5%	Shares	Value ($)

Standard & Poor’s Depository
Receipts (cost $1,778,143)	14,388	1,298,373

Other Investment—1.0%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,852,000)	2,852,000 [b]	2,852,000

Total Investments (cost $363,006,878)	99.5%	281,700,046
Cash and Receivables (Net)	.5%	1,430,666
Net Assets	100.0%	283,130,712

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	29.8	Financials	5.6
Consumer Staples	16.0	Materials	2.5
Health Care	14.2	Telecommunication Services	1.5
Consumer Discretionary	12.3	Money Market Investments	1.0
Energy	8.5	Exchange Traded Funds	0.5
Industrials	7.6		99.5

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	360,154,878	278,848,046
Affiliated issuers	2,852,000	2,852,000
Cash		682,830
Receivable for investment securities sold		4,447,514
Dividends and interest receivable		396,551
Receivable for shares of Common Stock subscribed		70,757
Prepaid expenses		102,107
Other assets		56,655
		287,456,460

Liabilities ($):
Due to Founders Asset Management LLC and affiliates—Note 3(c)		297,464
Payable for investment securities purchased		3,327,120
Payable for shares of Common Stock redeemed		206,740
Directors’ deferred compensation		56,655
Accrued expenses		437,769
		4,325,748

Net Assets ($)		283,130,712

Composition of Net Assets ($):
Paid-in capital		698,892,424
Accumulated undistributed investment income—net		216,762
Accumulated net realized gain (loss) on investments		(334,636,560)
Accumulated net unrealized appreciation
(depreciation) on investments		(81,341,914)

Net Assets ($)		283,130,712

Net Asset Value Per Share
	Class A	Class B	Class C	Class F	Class I	Class T

Net Assets ($)	156,236,197	511,862	2,853,023	122,119,273	1,365,233	45,124
Shares Outstanding	43,355,017	149,663	844,558	33,011,200	371,578	13,454

Net Asset Value
Per Share ($)	3.60	3.42	3.38	3.70	3.67	3.35

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Dividends (net of $3,206 foreign taxes withheld at source):
Unaffiliated issuers	5,596,506
Affiliated issuers	176,153
Total Income	5,772,659
Expenses:
Investment advisory fee—Note 3(a)	2,694,585
Shareholder servicing costs—Note 3(c)	1,105,226
Accounting fees—Note 3(c)	257,100
Prospectus and shareholders’ reports	229,587
Directors’ fees and expenses—Note 3(d)	138,144
Distribution fees—Note 3(b)	157,107
Professional fees	133,017
Registration fees	87,890
Custodian fees—Note 3(c)	12,206
Loan commitment fees—Note 2	11,411
Miscellaneous	51,422
Total Expenses	4,877,695
Less—reimbursed/waived expenses—Note 3(a)	(1,208)
Less—reduction in fees due to earnings credits—Note 1(c)	(47,265)
Less—reduction in accounting fees—Note 3(c)	(46,487)
Net Expenses	4,782,735
Investment Income—Net	989,924

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(69,677,039)
Net unrealized appreciation (depreciation) on investments	(144,001,123)
Net Realized and Unrealized Gain (Loss) on Investments	(213,678,162)
Net (Decrease) in Net Assets Resulting from Operations	(212,688,238)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007[a]

Operations ($):
Investment income—net	989,924	1,374,292
Net realized gain (loss) on investments	(69,677,039)	25,187,025
Net unrealized appreciation
(depreciation) on investments	(144,001,123)	34,892,854
Net Increase (Decrease) in Net Assets
Resulting from Operations	(212,688,238)	61,454,171

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(253,070)	(878,882)
Class F Shares	(694,566)	(620,830)
Class I Shares	(8,768)	(17,203)
Total Dividends	(956,404)	(1,516,915)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	13,581,804	7,855,890
Class B Shares	21,617	762,769
Class C Shares	690,704	3,832,820
Class F Shares	4,904,299	33,401,508
Class I Shares	516,988	2,016,371
Class T Shares	43,194	18,827
Net assets received in connection
with reorganization—Note 1	—	321,813,313
Dividends reinvested:
Class A Shares	241,943	842,144
Class F Shares	615,939	550,314
Class I Shares	8,768	17,203
Cost of shares redeemed:
Class A Shares	(56,638,264)	(53,185,837)
Class B Shares	(813,417)	(1,998,605)
Class C Shares	(3,653,876)	(696,980)
Class F Shares	(23,931,484)	(40,033,176)
Class I Shares	(1,546,766)	(2,141,429)
Class T Shares	(39,492)	(33,690)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(65,998,043)	273,021,442
Total Increase (Decrease) in Net Assets	(279,642,685)	332,958,698

Net Assets ($):
Beginning of Period	562,773,397	229,814,699
End of Period	283,130,712	562,773,397
Undistributed investment income—net	216,762	183,242

16

	Year Ended December 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	2,708,902	6,364,436
Shares issued in connection with reorganization—Note 1	—	53,224,886
Shares issued for dividends reinvested	55,288	135,176
Shares redeemed	(11,085,799)	(8,817,166)
Net Increase (Decrease) in Shares Outstanding	(8,321,609)	50,907,332

Class Bb
Shares sold	4,191	44,281
Shares issued in connection with reorganization—Note 1	—	214,494
Shares redeemed	(169,950)	(133,263)
Net Increase (Decrease) in Shares Outstanding	(165,759)	125,512

Class C
Shares sold	152,046	692,752
Shares issued in connection with reorganization—Note 1	—	225,549
Shares redeemed	(796,147)	(124,071)
Net Increase (Decrease) in Shares Outstanding	(644,101)	794,230

Class F
Shares sold	977,734	5,386,838
Shares issued for dividends reinvested	163,708	85,998
Shares redeemed	(4,684,301)	(6,521,388)
Net Increase (Decrease) in Shares Outstanding	(3,542,859)	(1,048,552)

Class I
Shares sold	99,593	364,633
Shares issued in connection with reorganization—Note 1	—	505,107
Shares issued for dividends reinvested	2,436	2,709
Shares redeemed	(277,684)	(341,865)
Net Increase (Decrease) in Shares Outstanding	(175,655)	530,584

Class T
Shares sold	8,672	4,200
Shares issued in connection with reorganization—Note 1	—	11,934
Shares redeemed	(7,826)	(5,765)
Net Increase (Decrease) in Shares Outstanding	846	10,369

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended December 31, 2008, 65,665 Class B shares representing $337,212 were automatically converted to 62,632 Class A shares and during the period ended December 31, 2007, 87,792 Class B shares representing $504,513 were automatically converted to 84,111 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	6.15	5.72	5.07	4.86	4.49
Investment Operations:
Investment income (loss)—net	.01[a]	.01[a]	.00[a,b]	(.00)[a,b]	.02
Net realized and unrealized
gain (loss) on investments	(2.55)	.44	.66	.22	.36
Total from Investment Operations	(2.54)	.45	.66	.22	.38
Distributions:
Dividends from investment income—net	(.01)	(.02)	(.01)	(.01)	(.01)
Net asset value, end of period	3.60	6.15	5.72	5.07	4.86

Total Return (%)[c]	(41.39)	7.81	13.02	4.46	8.54

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.19	1.34	1.35	1.26
Ratio of net expenses
to average net assets	1.23	1.19[d]	1.34[d]	1.33	1.25
Ratio of net investment income
(loss) to average net assets	.12	.14	.00[e]	(.09)	.38
Portfolio Turnover Rate	112	68	110	126	115

Net Assets, end of period ($ x 1,000)	156,236	317,753	4,399	1,266	1,180

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
e	Amount represents less than .01%.
See notes to financial statements.

18

		Year Ended December 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	5.88	5.51	4.91	4.74	4.40
Investment Operations:
Investment (loss)—net	(.04)[a]	(.04)[a]	(.05)[a]	(.04)[a]	(.00)[b]
Net realized and unrealized
gain (loss) on investments	(2.42)	.41	.65	.21	.34
Total from Investment Operations	(2.46)	.37	.60	.17	.34
Net asset value, end of period	3.42	5.88	5.51	4.91	4.74

Total Return (%)[c]	(41.84)	6.72	12.22	3.59	7.73

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12	2.24	2.21	2.19	2.01
Ratio of net expenses
to average net assets	2.10	2.24[d]	2.21[d]	2.18	2.00
Ratio of net investment (loss)
to average net assets	(.78)	(.76)	(.93)	(.97)	(.34)
Portfolio Turnover Rate	112	68	110	126	115

Net Assets, end of period ($ x 1,000)	512	1,855	1,046	1,453	2,110

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	5.80	5.41	4.82	4.66	4.32
Investment Operations:
Investment income (loss)—net	(.03)[a]	(.03)[a]	(.03)[a]	(.03)[a]	.04
Net realized and unrealized
gain (loss) on investments	(2.39)	.42	.62	.20	.30
Total from Investment Operations	(2.42)	.39	.59	.17	.34
Distributions:
Dividends from investment income—net	—	—	—	(.01)	—
Net asset value, end of period	3.38	5.80	5.41	4.82	4.66

Total Return (%)[b]	(41.72)	7.21	12.24	3.68	7.87

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.99	1.97	2.01	1.98	1.99
Ratio of net expenses
to average net assets	1.97	1.97[c]	2.01[c]	1.96	1.99
Ratio of net investment (loss)
to average net assets	(.64)	(.45)	(.69)	(.72)	(.24)
Portfolio Turnover Rate	112	68	110	126	115

Net Assets, end of period ($ x 1,000)	2,853	8,628	3,759	2,012	571

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

		Year Ended December 31,

Class F Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	6.32	5.86	5.18	4.96	4.57
Investment Operations:
Investment income—net	.02[a]	.03[a]	.01[a]	.00[a,b]	.02
Net realized and unrealized
gain (loss) on investments	(2.62)	.45	.68	.23	.39
Total from Investment Operations	(2.60)	.48	.69	.23	.41
Distributions:
Dividends from investment income—net	(.02)	(.02)	(.01)	(.01)	(.02)
Net asset value, end of period	3.70	6.32	5.86	5.18	4.96

Total Return (%)	(41.13)	8.14	13.25	4.64	8.97

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	1.04	1.10	1.13	1.06
Ratio of net expenses
to average net assets	.94	1.04[c]	1.10[c]	1.12	1.06
Ratio of net investment income
to average net assets	.41	.54	.20	.11	.56
Portfolio Turnover Rate	112	68	110	126	115

Net Assets, end of period ($ x 1,000)	122,119	231,030	220,502	215,556	233,410

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	6.28	5.82	5.13	4.91	4.53
Investment Operations:
Investment income—net	.03[b]	.03[b]	.01[b]	.01[b]	.03
Net realized and unrealized
gain (loss) on investments	(2.62)	.45	.69	.22	.37
Total from Investment Operations	(2.59)	.48	.70	.23	.40
Distributions:
Dividends from investment income—net	(.02)	(.02)	(.01)	(.01)	(.02)
Net asset value, end of period	3.67	6.28	5.82	5.13	4.91

Total Return (%)	(41.08)	8.09	13.55	4.78	8.88

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	1.09	1.04	1.10	1.00
Ratio of net expenses
to average net assets	.81	.96	1.04[c]	1.09	1.00
Ratio of net investment income
to average net assets	.54	.48	.21	.15	.54
Portfolio Turnover Rate	112	68	110	126	115

Net Assets, end of period ($ x 1,000)	1,365	3,434	97	270	247

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

22

		Year Ended December 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	5.79	5.45	4.85	4.72	4.38
Investment Operations:
Investment (loss)—net	(.06)[a]	(.06)[a]	(.03)[a]	(.05)[a]	(.01)
Net realized and unrealized
gain (loss) on investments	(2.38)	.40	.63	.18	.25
Total from Investment Operations	(2.44)	.34	.60	.13	.24
Payment by Service Provider	—	—	—	—	.10[b]
Net asset value, end of period	3.35	5.79	5.45	4.85	4.72

Total Return (%)[c]	(42.14)	6.24	12.37	2.75	7.76[b]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.62	2.64	2.46	2.59	1.90
Ratio of net expenses
to average net assets	2.60	2.47	1.82	2.15	1.90
Ratio of net investment (loss)
to average net assets	(1.21)	(1.06)	(.48)	(.98)	(.29)
Portfolio Turnover Rate	112	68	110	126	115

Net Assets, end of period ($ x 1,000)	45	73	12	8	32

a	Based on average shares outstanding at each month end.
b	A service provider reimbursed the fund’s Class T shares for losses resulting from certain shareholder adjustments which otherwise would have reduced total return by 2.28%.
c	Exclusive of sales charge.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Equity Growth Fund (the “fund”) is a separate diversified series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund.The fund’s investment objective is to seek long-term growth of capital and income. Founders Asset Management LLC (“Founders”) serves as the fund’s investment adviser. Founders is an indirect, wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”).

At a meeting of the Company’s Board of Directors held on September 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from “Dreyfus Founders Funds, Inc.” and “Dreyfus Founders Equity Growth Fund” to “Dreyfus Funds, Inc.” and “Dreyfus Equity Growth Fund,” respectively.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

As of the close of business on August 10, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by Dreyfus Founders Growth Fund’s shareholders, all of the assets, subject to the liabilities, of Dreyfus Founders Growth Fund (the “Growth Fund”), another series of the Company, were transferred to the fund in exchange for shares of common stock of the fund of equal value. Shareholders of Class A, Class B, Class C, Class I and Class T shares of Growth Fund received Class A, Class B, Class C, Class I and Class T shares of the fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in Growth Fund at the time of the exchange. Shareholders of Class F of Growth Fund received Class A shares of the fund in an equal amount to the aggregate net asset value of their investment in Growth Fund at the time of exchange.The net asset value of the fund’s shares on the close of business August 10, 2007, after the reor-

24

ganization was $5.94 for Class A, $5.69 for Class B, $5.60 for Class C, $6.06 for Class I and $5.61 for Class T shares, and a total of 53,224,886 Class A shares, 214,494 Class B shares, 225,549 Class C shares, 505,107 Class I shares and 11,934 Class T shares, representing net assets of $321,813,313 (including $31,012,525 net unrealized appreciation on investments) were issued to Growth Fund shareholders in the exchange. The exchange was a tax-free event to Growth Fund shareholders.

MBSC Securities Corporation (the “Distributor”), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation (“Dreyfus”), an affiliate of Founders, is the distributor of the fund’s shares. The fund is authorized to issue up to 2.25 billion shares of Common Stock, par value $ .01 per share, in the following classes of shares: Class A, Class B, Class C, Class F, Class I and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, although the shares may be purchased at net asset value (“NAV”) without a sales charge by certain categories of investors. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at NAV per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to eligible institutional investors. Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. Other differences between the classes include the services offered to and the expenses borne by each class. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Each class of the fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the class.The type of expense determines the allocation method.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sales price on the exchange or market where it is principally traded or, in the case of a security traded on NASDAQ, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the fund’s assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price. NewYork closing exchange rates are used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company’s Board of Directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.A debt security with a remaining maturity of 60 days

26

or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market.

Registered investment companies that are not traded on an exchange are valued at their NAV.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Board of Directors or pursuant to procedures approved by the Board of Directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the fund calculates its NAV, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using calculations based on indexes of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund's investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund's investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	281,700,046	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	281,700,046	0

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

(b) Foreign Securities and Currency Transactions: The fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the fund executes a foreign security transaction, the fund may enter into a foreign currency contract to settle the foreign security transaction.The fund could be exposed to risk if counterpar-ties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the fund are maintained in U.S. dollars.The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from

28

the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Founders or its affiliates are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annu-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

ally, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: No provision has been made for federal income taxes since it is the policy of the fund to continue to comply with the requirements of Subchapter M of the Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes.The fund is treated as a separate tax entity for federal income tax purposes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $248,913, accumulated capital losses $300,101,158 and unrealized depreciation $83,872,264. In addition, the fund had $31,969,970 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $212,670,448 of the carryover expires in fiscal 2009, $50,083,636 expires in fiscal 2010 and $37,347,074 expires in fiscal 2016.

30

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $956,404 and $1,516,915, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily from capital loss carryover expiration, the fund increased accumulated net realized gain (loss) on investments by $427,430,092 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The Company has a line of credit arrangement (“LOC”) with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. The borrowings by each series of the Company are limited to the lesser of (a) $25 million, or (b) the lesser of 25% of the series’ total net assets or the maximum amount which the series is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $25 million cap on the total LOC. Each series agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. During the period ended December 31, 2008, the fund did not borrow under the LOC.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) In accordance with an investment advisory agreement between the Company and Founders, the fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at an annual rate equal to a percentage of the average daily value of the fund’s net assets. The fee is .65% of the first $250 million of net assets, .60% of the next $250 million of net assets, .55% of the next $250 million of net assets and .50% of net assets in excess of $750 million.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Founders agreed to limit the total annual fund operating expenses of the fund’s Class I Shares to .97% of the Class I average daily net assets from January 1, 2008 through August 31, 2008, at which time this commitment terminated. The reduction amounted to $1,208 during the period ended December 31, 2008.

During the period ended December 31, 2008, the Distributor retained $1,494 from commissions earned on sales of the fund’s Class A shares, and $1,561 and $1,100 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Class B, C and T Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended December 31, 2008, Class B, Class C and Class T shares were charged $8,328, $44,175 and $136, respectively, pursuant to the Class B, C and T Plan.

The fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares. During the period ended December 31, 2008, Class F shares were charged $104,468 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or

32

other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2008, Class A, Class B, Class C and Class T shares were charged $596,013, $2,776, $14,725 and $136, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund has agreed to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. The fund paid the Distributor a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2008, Class F shares were charged $43,704 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the fund’s share classes. The Distributor pays the transfer and dividend agent fees, other than out-of-pocket charges, for Class F only. During the period ended December 31, 2008, Class F shares were charged $9,280 for out-of-pocket transfer agent charges.

The fees charged by DTI with respect to the fund’s Class A, Class B, Class C, Class I and Class T shares are paid by the fund.These transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the period ended December 31, 2008 were $187,511.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Founders, under two cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $43,891 for these services, which were partially offset by earnings credits pursuant to the cash management agreements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $12,206 for these services. These fees were partially offset by earnings credits pursuant to the custody agreement.

The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is computed at the annual rate of .06% of the average daily net assets of the fund on the first $500 million, .04% of the average daily net assets of the fund on the next $500 million and .02% of the average daily net assets of the fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Dreyfus has contractually agreed in writing to waive any fees received for these services to the extent they exceed its costs in providing the services and a reasonable allocation of the costs incurred by Founders and its affiliates related to the support and oversight of these services. During the period ended December 31, 2008, Dreyfus waived $46,487.

The components of “Due to Founders Asset Management LLC and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $151,645, Rule 12b-1 distribution plan fees $9,610, shareholder services plan fees $87,232, custodian fees $2,361, compliance support fees $1,833, transfer agency per account fees $31,230 and accounting fees $13,553.

(d) Annual retainer fees and attendance fees for the Company’s Board of Directors are allocated to each series of the Company based on net assets. During the period ended December 31, 2008, the fund paid $173,226 in directors’ fees.The Company’s Board of Directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one

34

or more of the Company’s series.The amount paid to the director under the plan will be determined based upon the performance of the selected series.The current value of these amounts, if any, is included in Other Assets and Directors’ Deferred Compensation in the Statement of Assets and Liabilities. Increases in the market value of the deferred compensation accounts are added to the Directors fees and expenses paid by the fund in the Directors fees and expenses in the Statement of Operations, and decreases in the market value of the accounts are subtracted from such fees. During the period ended December 31, 2008, depreciation in the value of the accounts totaled $35,082. The depreciation also is included in the net unrealized appreciation (depreciation) on investments in the Statement of Operations. Deferral of directors’ fees under the plan does not affect the net assets of the fund.

Certain officers of the Company are also officers and/or directors of Founders or its affiliates, which pay their compensation. However, the fund pays a portion of the cost of the services performed by the Company’s Chief Compliance Officer and her staff. During the period ended December 31, 2008, the fund was charged $1,833 for these services, which is included in miscellaneous expenses. The affairs of the fund, including services provided by Founders, are subject to the supervision and general oversight of the Company’s Board of Directors.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $477,100,767 and $545,540,665, respectively.

At December 31, 2008, the cost of investments for federal income tax purposes was $365,572,310; accordingly, accumulated net unrealized depreciation on investments was $83,872,264, consisting of $8,047,649 gross unrealized appreciation and $91,919,913 gross unrealized depreciation.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s ClassT shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Equity Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Equity Growth Fund (formerly, Dreyfus Founders Equity Growth Fund) (one of the series comprising Dreyfus Funds, Inc.) as of December 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the years ended December 31, 2006, 2005 and 2004 were audited by other auditors whose report dated February 23, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2008 and 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Equity Growth Fund at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 23, 2009

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $956,404 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

38

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited)

At a meeting of the board of directors of Dreyfus Funds, Inc. (the “Funds” and, in reference to any one of the Funds’ portfolios, a “Fund”) held on August 20 and 21, 2008, the Funds’ directors unanimously approved the continuation of the Investment Advisory Agreement (“management agreement”) between each of the Funds and Founders Asset Management LLC, the Funds’ investment adviser (“Founders”), for a one-year term ending August 31, 2009.The board of directors of the Funds (“board”) is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the “directors”).

Prior to the directors’August 2008 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party (“Lipper”).

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

Nature, Extent and Quality of Services Provided and to be Provided by Founders

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders and its affiliates provide to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is

The Fund 39

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund’s respective investment objective, policies and restrictions, subject to the directors’ overall supervision.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement.

Following their discussion and review, the directors reached the following conclusions:

  That the breadth and quality of investment advisory and other ser- vices being provided to the Funds are satisfactory, as evidenced in part by the performance records of the Funds, to which the directors gave significant attention as indicated below; and
  That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, adminis- trative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

Investment Performance

On a quarterly basis, the directors hold meetings with representatives of the portfolio management team for each Fund (usually a portfolio manager), during which each representative reviews, among other items, performance information, attribution analyses, and the portfolio manager’s investment outlook. The directors also receive written monthly and quarterly performance information for each Fund. The written quarterly reports included comparisons of each Fund’s performance with its respective Lipper category and one or more benchmark

40

indexes, as well as a comparable exchange-traded fund, for the most recent quarter and one-, three-, five-, and ten-year periods, as well as for the portfolio manager’s tenure.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed performance report about each Fund from Lipper.These reports compared each Fund’s performance to both a relatively small group of similar funds selected by Lipper (the “Lipper performance group”), as well as to all funds in the applicable Lipper category (the “Lipper performance universe”).

The performance of Equity Growth Fund’s Class F shares placed in the bottom quintile of both its Lipper performance group and the Lipper large-cap growth fund performance universe for the one-year period ended December 31, 2007, placed in the fourth and third quintiles, respectively, of its Lipper performance group for the three- and five-year periods ended December 31, 2007, placed in the third and second quintiles, respectively, of its Lipper performance universe for the three- and five-year periods, and underperformed its benchmark index for the one-, three- and five-year periods ended June 30, 2008. The directors deemed the Fund’s recent relative performance results to be unsatisfactory, although the directors noted that the Fund’s relative performance in the past has been satisfactory.The directors stressed the importance to Founders of the need to seek to improve the Fund’s performance in an effort to reestablish the stronger relative performance record which the Fund has achieved in the past.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders’ investment management of the Fund. The directors further determined:

  That although certain of the Funds have experienced performance difficulties, Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

The Fund 41

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

  That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory long-term performance quintile rankings in their respective comparison universes, with three of five Funds placing in the top three quintiles of their respective Lipper performance universes for the three-year period ended December 31, 2007, and four of five Funds placing in the top three quintiles of their respective Lipper performance universes for the five-year period ended December 31, 2007.

Costs of the Services to be Provided and Profits to be Realized by Founders and Its Affiliates from Founders’ Relationship With the Funds

The directors recognized that on a quarterly basis, they received information with respect to each Fund’s expenses. The directors carefully reviewed and discussed the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds’ management agreement and other service arrangements, the directors received detailed information from Lipper which compared each Fund’s management fees and other expenses with those of a group of similar funds selected by Lipper (the “Lipper expense group”), as well as summary information comparing each Fund’s management fees and expenses with those of the funds in its Lipper performance universe with load structures similar to that of the Funds (the “Lipper expense universe”).

The directors noted that for the period ended December 31, 2007, Equity Growth Fund’s management fees ranked in the second best quintile of its Lipper expense group, with the Fund’s fees the sixth lowest of 16 “peer funds.”The Fund’s contractual management fees at a common asset level were determined by Lipper to be the fifth lowest of the 16 funds in its group.The Fund’s management fees were in the second best quintile of its Lipper expense universe.

42

The directors also considered information provided by Lipper with respect to the profitability of the investment management activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts, including the services provided by Founders to the Funds under the management agreement.

The directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory services to the Funds as a group and to each Fund individually.

The directors further considered certain indirect benefits received by Founders and its affiliates as a result of Founders’ provision of investment advisory services to the Funds.These included the following:

  Since Founders manages a non-Fund account in a style that is similar to that used for one of the Funds (and for a portion of another Fund), and employees of Founders manage other non-Fund accounts in their capacities as employees of the affiliates, Founders and its affiliates real- ize efficiencies in performing the portfolio management, trading and operational functions related to those non-Fund accounts;
  The Funds’ brokerage transactions may be executed with brokers that provide research and brokerage services to Founders and its affiliates. These research and brokerage services may be useful to Founders and its affiliates in providing investment advisory services to any of the clients they advise, including the Funds; and
  Affiliates of Founders receive various fees for providing accounting, underwriting, shareholder, transfer agency, custody and cash man- agement services to the Funds.

The directors also reviewed a table comparing the Equity Growth Fund and a similarly-managed sub-advisory account managed by Founders, and their respective fee schedules. In their review of this table, the direc-

The Fund 43

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

tors noted that Founders provides many services to the Fund in fulfilling its responsibilities under the management agreement that it does not provide to the sub-advised account.The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Fund under the agreement.

After deliberation and discussion of Fund fees and expenses, the directors determined:

  That upon review of the advisory fee structures of the Funds in comparison with the competitive expense groups and expense uni- verses selected by Lipper, the levels of investment advisory fees paid by the Funds were deemed to be competitive;
  That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund’s total expense ratio in an effort to maintain Fund expense ratios at reasonable and com- petitive levels;
  That three of the five Funds’ expense ratios decreased or remained substantially the same for all or most of their share classes in 2007 as compared to those experienced in 2006; and
  That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those that would have resulted solely from “arm’s-length” bargaining.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which demonstrated that Founders’ 2007 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges which court cases have found acceptable and determined that Founders’ profitability percentage for providing management services to the Funds was reasonable.

44

The directors concluded that Founders’ profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

Economies of Scale

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that would be realized from the growth of each Fund’s assets. After such consideration, the directors determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels, and that such fee reductions, when implemented, would benefit all of the applicable Fund’s shareholders through decreases in the Fund’s expense ratio.

Dedication to Regulatory Requirements and Restrictions

An important factor in the directors’ consideration of renewal of the Funds’ management agreement with Founders included the directors’ recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions.The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

Overall Conclusions

The directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the

The Fund 45

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

Funds. The directors recognized that efforts are being and will continue to be made to improve the Fund’s performance and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm’s length in light of the circumstances.

46

YOUR BOARD REPRESENTATIVES (Unaudited)

The Board of Directors of the Company oversees the Company’s five series portfolios (the “Funds”). The business and affairs of the Company are managed under the direction of the Board.The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors.They are not affiliated with the Fund’s adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

Directors

Alan S. Danson, 69.Year elected to the Board: 1991

Board Chairman.Private investor.Formerly,President and Director,D.H.Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

Robert P. Mastrovita, 64.Year elected to the Board: 1998

Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. Director, King Caesar Foundation.

Trygve E. Myhren, 72.Year elected to the Board: 1996

President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, AdPay, Inc. Trustee, Executive Committee and Chairman of Faculty Education Affairs Committee, the University of Denver.Trustee, Denver Art Museum. Member, Colorado FORUM and Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now

The Fund 47

YOUR BOARD REPRESENTATIVES (Unaudited) (continued)

Time Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987). U.S. Chief of Mission, 2006 Paralympic Games, Torino/Sestrierre, Italy.

George W. Phillips, 70.Year elected to the Board: 1998

Retired.Vice Chairman of the Board and Chairman of the Investment Committee, Children’s Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

Martha A. Solis-Turner, 48.Year elected to the Board: 2005

Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Formerly, Board member and Treasurer, Mile High Montessori Early Learning Centers (2002 to 2008), Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

Principal Officers

J. David Officer, 60. President and Principal Executive Officer of the Funds since 2007. Chairman, President and Chief Executive Officer of Founders since 2008. Chief Operating Officer,Vice Chairman and a Director of Dreyfus, and an officer of 77 investment companies (comprised of 180 portfolios) managed by Dreyfus. He has been an employee of Dreyfus since 1998.

Kenneth R. Christoffersen, 53. Vice President of the Funds since 2008, and Secretary since 2000 (and from 1996 to 1998). Founders’ Senior Vice President -Legal, General Counsel and Secretary. Assistant Secretary of the Distributor since 2003. Employed by Founders and its predecessor company since 1996.

Steven M. Anderson, 43.Treasurer and Principal Financial and Accounting Officer of the Funds since 2007.Vice President, BNY Mellon Asset Management (since 2003). Vice President, Treasurer and Chief Financial Officer, Mellon Optima L/S Strategy Fund, LLC (since 2005). Treasurer and Chief Financial Officer BNY/IVY Multi-Strategy Hedge Fund, LLC (since 2008). Formerly,Vice President (1999 to 2008), Treasurer and Chief Financial Officer of Mellon Institutional Funds Investment Trust (2002 to 2008).AssistantVice President and Mutual Funds Controller,Standish Mellon Asset Management Company, LLC (2000 to 2003).

48

Janelle E. Belcher, 50. Chief Compliance Officer of the Funds since 2004. Founders’ Vice President - Compliance since 2002. Formerly, Founders’ Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

Robert S. Robol, 44. Assistant Treasurer since 2006. Senior Accounting Manager -Taxable Fixed Income Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1988.

Robert Salviolo, 41. Assistant Treasurer since 2007. Senior Accounting Manager -Foreign Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1989.

Robert Svagna, 41. Assistant Treasurer since 2006. Senior Accounting Manager -Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1990.

William G. Germenis, 38. Anti-Money Laundering Compliance Officer (“AMLCO”) for the Class A, Class B, Class C and Class I shares of the Funds since 2002 and for the Class F shares of the Funds since 2003.Vice President and AMLCO of the Distributor and AMLCO of 74 investment companies (comprised of 197 portfolios) managed by Dreyfus. Employed by the Distributor since 1998.

The directors and officers may be contacted at Founders’ address appearing on the back cover, except for Messrs. Officer, Robol, Salviolo, Svagna and Germenis, who can be contacted at The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166, and Mr. Anderson, who can be contacted at BNY Mellon Asset Management, One Boston Place, Boston, Massachusetts 02108. Additional information about the Company’s directors is available in the Statement of Additional Information, which can be obtained free of charge by calling 1-800-645-6561 (Class F shareholders) or 1-800-554-4611 (all other shareholders).

The Fund 49

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

© 2009 MBSC Securities Corporation

Dreyfus Global Growth Fund

ANNUAL REPORT December 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Dreyfus, Founders or any other person in our organization. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

19	Financial Highlights

25	Notes to Financial Statements

39	Report of Independent Registered Public Accounting Firm

40	Factors Considered in Renewing the Advisory Agreement

48	Your Board Representatives

FOR MORE INFORMATION

Back Cover

Dreyfus Global Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN Dear Shareholder:

We present to you this annual report for Dreyfus Global Growth Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. After several years of strong relative returns, international stocks generally declined more sharply than their U.S. counterparts.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

J. David Officer Chairman, President and Chief Executive Officer Founders Asset Management LLC January 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided byWilliam S. Patzer, CFA, and Sean P. Fitzgibbon, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Global Growth Fund’s Class A shares produced a total return of –45.94%, Class B shares returned –46.47%, Class C shares returned –46.38%, Class F shares returned –45.75%, Class I shares returned –45.87% and Class T shares returned –46.01% .1 In comparison, the fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World Index produced a –40.71% total return, and the MSCI World Growth Index produced a –41.13% total return for the same period. 2,3 World stock markets fell precipitously during 2008 due to a global economic slowdown and an intensifying financial crisis. Changes in currency exchange rates also adversely affected returns for U.S. residents. The fund underperformed its benchmarks, primarily due to poor stock selections in the United States and Japan.

The Fund’s Investment Approach

The fund seeks long-term growth of capital by investing in the stocks of growth companies in markets throughout the world. The fund may purchase securities in any foreign country,as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have strong performance records and market positions.We use a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.Our“bottom-up”approach emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Global Economic Slowdown Mires Equity Markets

Unprecedented turmoil in financial and credit markets worldwide took their toll in 2008, sparking sharp slowdowns in developed and emerging economies. As the financial crisis intensified, lenders grew reluctant to extend credit even to their more creditworthy customers, causing consumer spending and business investment to decline sharply. Industrial demand waned, and commodity prices retreated from previous record highs. These developments sparked a “flight to safety” among global

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

investors, who fled risky assets, such as stocks, often without regard for underlying business fundamentals.

U.S. and Japanese Stocks Were Largest Detractors

From a regional perspective, U.S. stocks proved to be the greatest detractors from the fund’s relative performance. Holdings in the U.S. information technology sector were especially poor performers, as Apple, Google, Adobe Systems, MEMC Electronic Materials and Electronic Arts encountered softer customer demand and, in some cases, company-specific issues.

The fund’s Japanese holdings undermined the fund’s results when investors flocked toward domestic-oriented, slower-growth companies that historically have held their value in downturns. Plummeting global commodity prices and strengthening yen caused considerable damage in Japan’s industrials sector, where the fund was hurt by its emphasis on companies with a strong international presence over the domestically focused firms that generally fared better. For example, multinational conglomerates Mitsubishi Corp. and Marubeni, which were sold during the reporting period, were among the fund’s greater detractors from performance, declining sharply along with commodity prices and global industrial demand.Truck builder Isuzu Motors, which was sold during the reporting period, suffered from plunging sales volumes as demand in emerging markets waned.The fund’s positions in Japanese consumer discretionary stocks lost considerable value when consumer confidence and spending slowed.

Weak stock selections in the United Kingdom also produced disappointing results, led by industrial conglomerate, Charter International, which encountered slumping demand. German truck and parts supplier MAN, which was sold during the reporting period, suffered as infrastructure construction slowed in emerging markets.

Although the fund was hurt by the weakening worldwide economy, it cushioned the effects of the financial crisis through underweighted exposure to the financials sector, where the fund held none of the more troubled banks at the epicenter of the crisis. Similarly, lack of exposure to Australia’s financials and basic materials sectors proved beneficial, as did reduced positions in Belgium. Swiss food producer Nestlé fared relatively well, as the consumer staple giant’s diversified businesses, steady sales and pricing power enabled it to hold up better than market averages. Other notably positive contributions to performance came from retailers Wal-Mart Stores and Family Dollar Stores, which was sold

4

during the reporting period, and which advanced as cost-conscious consumers increasingly turned to low-priced goods. Positions in U.S. for-profit education company Apollo Group and Canadian gold miner IAMGOLD supported the fund’s return, as did fortunate timing in the purchase of telecommunications giant AT&T. An allocation to cash also bolstered the fund’s relative performance.

Positioned for a Market Rebound

As of year-end, the financial crisis has persisted and the economy has continued to weaken. However, it appears to us that the generally low expectations for 2009 already have been reflected in stock prices. In addition, the benefits of lower energy prices and an expected stimulus package from the U.S. government could boost demand for a variety of products and services, and we expect accommodative monetary policies to pump liquidity into the global financial system. Therefore, we have begun to consider establishing positions in companies that, in our judgment, are attractively priced, well positioned to weather the current economic storm and poised to participate in an eventual recovery.

January 15, 2009

On January 6, 2009, Sean Fitzgibbon assumed portfolio management responsibilities for the domestic portion of the fund. For more information about Mr. Fitzgibbon, please see the fund’s prospectus or talk to your financial advisor. Mr. Patzer continues to manage the foreign portion of the fund.

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this fund should be considered only as a supplement to an overall investment program.

Part of the fund’s historical performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect Founders’ waiver of 12.5% of its management fee for the period from January 1, 2008, through September 13, 2008.This waiver ended on September 14, 2008. Had this waiver not been in effect, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gains distributions.The MSCI World Index measures global developed market equity performance.

The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

3	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gains distributions.The MSCI World Growth Index measures global developed market equity performance of growth securities.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Global Growth Fund on 12/31/98 to a $10,000 investment made in each of the Morgan Stanley Capital International World Index (the “MSCI World Index”) and the Morgan Stanley Capital International World Growth Index (the “MSCI World Growth Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B, Class C, Class I and Class T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable Class F fees and expenses (after any expense reimbursements and fee waivers).The MSCI World Index is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East.The MSCI World Growth Index measures global developed market equity performance of growth securities. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/08

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)	12/31/99	(49.05)%	(3.33)%	—	(7.92)%
without sales charge	12/31/99	(45.94)%	(2.19)%	—	(7.31)%
Class B shares
with applicable redemption charge †	12/31/99	(48.61)%	(3.38)%	—	(7.75)%††
without redemption	12/31/99	(46.47)%	(2.99)%	—	(7.75)%††
Class C shares
with applicable redemption charge †††	12/31/99	(46.91)%	(2.92)%	—	(8.20)%
without redemption	12/31/99	(46.38)%	(2.92)%	—	(8.20)%
Class F shares	12/29/89	(45.75)%	(2.08)%	(2.73)%	N/A
Class I shares	12/31/99	(45.87)%	(1.77)%	—	(6.89)%
Class T shares
with applicable sales charge (4.5%)	12/31/99	(48.45)%	(3.35)%	—	(8.51)%
without sales charge	12/31/99	(46.01)%	(2.45)%	—	(8.04)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, but does reflect fee waivers. Part of the fund’s historical performance is due to amounts received from class action settlements regarding prior fund holdings.There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.

††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Growth Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.To estimate the expenses you paid on your account over this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the results by the number in the Expenses paid per $1,000 line for the class of shares you own.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 5.72	$ 9.63	$ 8.78	$ 4.22	$ 4.26	$ 6.16
Ending value
(after expenses)	$612.70	$609.80	$610.30	$614.60	$613.30	$612.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 7.15	$ 12.04	$ 10.99	$ 5.28	$ 5.33	$ 7.71
Ending value
(after expenses)	$1,018.05	$1,013.17	$1,014.23	$1,019.91	$1,019.86	$1,017.50

† Expenses are equal to the fund’s annualized expense ratio of 1.41% for Class A shares, 2.38% for Class B shares,
2.17% for Class C shares, 1.04% for Class F shares, 1.05% for Class I shares and 1.52% for Class T shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—98.9%	Shares	Value ($)

Australia—1.9%
BHP Billiton	18,072	380,511
Computershare	12,572	68,728
Sonic Healthcare	9,050	91,842
		541,081
Belgium—.5%
Colruyt	654	139,757
Canada—2.9%
Barrick Gold	3,400	123,168
Bombardier, Cl. B	16,350	58,951
EnCana	5,890	271,831
Fairfax Financial Holdings	484	151,691
Iamgold	20,700	127,467
TransCanada	3,040	81,702
		814,810
Finland—1.3%
Nokia	19,130	295,134
UPM-Kymmene	6,100	76,305
		371,439
France—4.5%
AXA	3,259	71,772
BNP Paribas	1,364	57,348
Cap Gemini	2,060	78,737
France Telecom	2,450	67,969
GDF SUEZ	4,344	213,282
Neopost	750	67,580
Nexans	1,240	73,157
Sanofi-Aventis	1,613	101,782
Technip	2,660	80,421
Teleperformance	3,230	89,159
Total	2,618	141,583
Vivendi	7,250	234,435
		1,277,225
Germany—2.9%
Deutsche Telekom	4,797	71,674
E.ON	2,910	115,028
Hochtief	1,610	79,976

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft	470	72,511
RWE	1,622	143,606
Salzgitter	1,680	128,426
Siemens	1,930	141,314
Software	1,310	72,830
		825,365
Hong Kong—.4%
Cheung Kong Holdings	6,000	57,205
Hutchison Whampoa	11,000	55,489
		112,694
Ireland—.4%
CRH	5,010	126,038
Italy—1.3%
ACEA	6,458	86,483
ENI	4,940	114,938
Finmeccanica	6,020	91,118
Fondiaria-SAI	3,710	66,003
		358,542
Japan—10.7%
Air Water	9,000	80,863
Canon	1,800	56,517
Central Japan Railway	7	60,513
Chubu Electric Power	3,200	97,278
Daihatsu Motor	6,000	53,575
Daiichi Sankyo	5,200	123,629
Furukawa Electric	15,000	73,030
Hitachi	26,000	100,853
Honda Motor	6,600	143,168
JFE Holdings	2,700	71,430
KDDI	24	170,975
Kubota	11,000	79,088
Lawson	3,000	173,054
Leopalace21	7,300	74,035
Mitsubishi UFJ Financial Group	17,600	109,231
Mitsumi Electric	5,300	93,701
Nintendo	300	115,284

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Nippon Express	26,000	109,426
Nippon Yusen	21,000	129,540
Nissin Foods Holdings	5,400	189,436
NTT Data	17	68,256
Promise	3,250	82,395
Rohm	1,500	75,760
Sega Sammy Holdings	9,200	106,778
Shin-Etsu Chemical	1,800	82,577
Sumitomo	8,100	71,403
Sumitomo Electric Industries	15,700	120,740
Sumitomo Heavy Industries	30,800	122,640
Tokyo Gas	13,000	65,892
Tokyo Tatemono	17,000	77,765
Tsumura & Co.	2,000	74,205
		3,053,037
Netherlands—1.2%
Imtech	4,576	76,322
Koninklijke Ahold	13,180	161,022
Koninklijke Vopak	2,810	105,451
		342,795
Norway—.5%
Prosafe	16,880	62,718
Tandberg	7,900	85,122
		147,840
Singapore—.8%
CapitaLand	37,000	81,314
ComfortDelgro	132,000	133,664
		214,978
Spain—1.5%
Iberdrola	10,390	94,444
Telefonica	14,960	329,566
		424,010
Sweden—.7%
Elekta, Cl. B	8,970	87,447
Nordea Bank	17,200	119,041
		206,488

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Switzerland—5.3%
Credit Suisse Group	3,100	83,044
Nestle	14,550	568,926
Novartis	8,618	426,890
Roche Holding	2,927	447,070
		1,525,930
United Kingdom—10.3%
AstraZeneca	8,999	363,090
BAE Systems	13,720	74,299
Barclays	30,240	66,678
BG Group	6,550	90,101
BP	21,750	164,446
British American Tobacco	6,157	159,301
Carnival	5,590	121,249
Charter International	15,480	73,428
Drax Group	11,230	90,557
HSBC Holdings	7,580	72,128
Pearson	9,120	84,029
Reckitt Benckiser Group	5,960	220,855
Regus	68,180	48,511
Rexam	16,990	85,719
Royal Dutch Shell, Cl. B	10,230	253,802
Shire	4,930	71,714
Shire, ADR	5,133	229,856
Standard Life	24,090	69,947
Tesco	55,070	284,968
Thomas Cook Group	20,420	51,982
WPP	43,240	250,167
		2,926,827
United States—51.8%
Abbott Laboratories	7,704	411,163
Adobe Systems	16,714 [a]	355,841
Akamai Technologies	9,625 [a]	145,241
Amazon.com	4,312 [a]	221,120
Apollo Group, Cl. A	1,731 [a]	132,629
Apple	5,715 [a]	487,775
Assurant	5,761	172,830
AT & T	14,436	411,426

12

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Autodesk	5,210 [a]	102,376
Avon Products	14,946	359,152
Bed Bath & Beyond	6,643 [a]	168,865
Best Buy	11,824	332,373
BioMarin Pharmaceutical	22,469 [a]	399,948
Broadcom, Cl. A	8,704 [a]	147,707
Carnival	13,105	318,714
Chevron	5,447	402,915
Cisco Systems	4,138 [a]	67,449
Colgate-Palmolive	4,243	290,815
CVS Caremark	8,607	247,365
Dean Foods	14,232 [a]	255,749
Delta Air Lines	9,766 [a]	111,918
Dover	8,226	270,800
Electronic Arts	10,168 [a]	163,095
EMC	40,153 [a]	420,402
Energy Conversion Devices	3,503 [a]	88,311
Estee Lauder, Cl. A	5,681	175,884
Exxon Mobil	7,036	561,684
GameStop, Cl. A	7,990 [a]	173,063
Gap	26,833	359,294
Gilead Sciences	3,465 [a]	177,200
Google, Cl. A	602 [a]	185,206
Hess	1,892	101,487
Home Depot	19,905	458,213
JPMorgan Chase & Co.	8,727	275,163
KLA-Tencor	7,658	166,868
Kraft Foods, Cl. A	21,532	578,134
Life Technologies	13,978 [a]	325,827
MEMC Electronic Materials	6,290 [a]	89,821
Microsoft	20,492	398,364
Nordstrom	5,830	77,597
Oracle	13,538 [a]	240,029
Pfizer	12,442	220,348
Pharmaceutical Product Development	6,979	202,461
Praxair	4,751	282,019
QUALCOMM	15,209	544,938

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United States (continued)
Safeway	17,430	414,311
Schlumberger	2,505	106,037
Tiffany & Co.	6,090	143,907
Union Pacific	9,316	445,305
Unum Group	21,935	407,991
Visa, Cl. A	8,156	427,782
Wal-Mart Stores	11,204	628,096
Wells Fargo & Co.	5,258	155,006
		14,808,014
Total Common Stocks
(cost $35,724,718)		28,216,870

Preferred Stocks—.5%

Germany
Fresenius
(cost $164,980)	2,533	146,422

Total Investments (cost $35,889,698)	99.4%	28,363,292
Cash and Receivables (Net)	.6%	167,516
Net Assets	100.0%	28,530,808

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	17.9	Financials	8.1
Consumer Staples	17.0	Materials	5.5
Health Care	13.7	Telecommunication Services	3.7
Consumer Discretionary	12.0	Utilities	3.2
Industrials	9.8
Energy	8.5		99.4

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	35,889,698	28,363,292
Cash		198,604
Cash denominated in foreign currencies	172,691	171,111
Dividends and interest receivable		50,458
Receivable for investment securities sold		36,065
Receivable for shares of Common Stock subscribed		1,286
Prepaid expenses		50,348
Other assets		223,501
		29,094,665

Liabilities ($):
Due to Founders Asset Management LLC and affiliates—Note 3(c)		68,900
Directors’ deferred compensation		223,501
Payable for investment securities purchased		123,951
Payable for shares of Common Stock redeemed		78,452
Interest payable—Note 2		53
Unrealized depreciation on forward
currency exchange contracts—Note 4		10
Accrued expenses		68,990
		563,857

Net Assets ($)		28,530,808

Composition of Net Assets ($):
Paid-in capital		86,322,773
Accumulated undistributed investment income—net		167,721
Accumulated net realized gain (loss) on investments		(50,257,195)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(7,702,491)

Net Assets ($)		28,530,808

Net Asset Value Per Share
	Class A	Class B	Class C	Class F	Class I	Class T

Net Assets ($)	1,016,375	153,258	317,988	26,150,931	822,853	69,403
Shares Outstanding	99,685	16,172	34,120	2,545,538	77,509	7,322

Net Asset Value
Per Share ($)	10.20	9.48	9.32	10.27	10.62	9.48

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $73,389 foreign taxes withheld at source)	920,495
Expenses:
Investment advisory fee—Note 3(a)	461,075
Shareholder servicing costs—Note 3(c)	92,036
Distribution fees—Note 3(b)	71,110
Registration fees	66,631
Auditing fees	59,017
Custodian fees—Note 3(c)	52,799
Accounting fees—Note 3(c)	36,501
Prospectus and shareholders’ reports	16,595
Legal fees	12,649
Interest expense—Note 2	530
Loan commitment fees—Note 2	309
Miscellaneous	19,101
Total Expenses	888,353
Less—reduction in investment advisory fee—Note 3(a)	(45,955)
Less—reduction in fees due to earnings credits—Note 1(c)	(20,586)
Less—reduction in accounting fees—Note 3(c)	(10,753)
Less—reduction in Directors’ fees and expenses
due to deferred compensation—Note 3(d)	(154,936)
Net Expenses	656,123
Investment Income—Net	264,372

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(10,519,438)
Net realized gain (loss) on forward currency exchange contracts	19,847
Net Realized Gain (Loss)	(10,499,591)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(15,734,669)
Net Realized and Unrealized Gain (Loss) on Investments	(26,234,260)
Net (Decrease) in Net Assets Resulting from Operations	(25,969,888)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007[a]

Operations ($):
Investment income (loss)—net	264,372	(102,598)
Net realized gain (loss) on investments	(10,499,591)	11,135,759
Net unrealized appreciation
(depreciation) on investments	(15,734,669)	(3,881,641)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(25,969,888)	7,151,520

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	606,519	724,777
Class B Shares	62,845	140,383
Class C Shares	201,536	415,442
Class F Shares	1,581,492	9,650,997
Class I Shares	415,801	868,350
Class T Shares	—	164,133
Cost of shares redeemed:
Class A Shares	(642,490)	(611,856)
Class B Shares	(278,119)	(478,611)
Class C Shares	(320,706)	(112,362)
Class F Shares	(8,449,911)	(13,444,416)
Class I Shares	(346,366)	(2,093,396)
Class T Shares	(10)	(75,238)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(7,169,409)	(4,851,797)
Total Increase (Decrease) in Net Assets	(33,139,297)	2,299,723

Net Assets ($):
Beginning of Period	61,670,105	59,370,382
End of Period	28,530,808	61,670,105
Undistributed (distributions in
excess of) investment income—net	167,721	(64,909)

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	37,762	39,153
Shares redeemed	(40,857)	(33,766)
Net Increase (Decrease) in Shares Outstanding	(3,095)	5,387

Class Bb
Shares sold	4,102	7,967
Shares redeemed	(18,494)	(28,571)
Net Increase (Decrease) in Shares Outstanding	(14,392)	(20,604)

Class C
Shares sold	13,990	24,153
Shares redeemed	(21,895)	(6,627)
Net Increase (Decrease) in Shares Outstanding	(7,905)	17,526

Class F
Shares sold	97,593	558,552
Shares redeemed	(559,777)	(744,216)
Net Increase (Decrease) in Shares Outstanding	(462,184)	(185,664)

Class I
Shares sold	27,039	45,705
Shares redeemed	(20,393)	(108,088)
Net Increase (Decrease) in Shares Outstanding	6,646	(62,383)

Class T
Shares sold	—	9,814
Shares redeemed	(2)	(4,088)
Net Increase (Decrease) in Shares Outstanding	(2)	5,726

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended December 31, 2008, 13,569 Class B shares representing $203,132, were automatically converted to 12,684 Class A shares and during the period ended December 31, 2007, 14,394 Class B shares representing $242,292 were automatically converted to 13,585 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	18.86	16.91	14.21	12.82	11.38
Investment Operations:
Investment income (loss)—net	.05[a]	(.05)[a]	(.06)[a]	(.02)[a]	(.21)
Net realized and unrealized
gain (loss) on investments	(8.71)	2.00	2.76	1.41	1.65
Total from Investment Operations	(8.66)	1.95	2.70	1.39	1.44
Net asset value, end of period	10.20	18.86	16.91	14.21	12.82

Total Return (%)[b]	(45.94)	11.41	19.07	10.84	12.65

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.13	1.94	1.97	1.98	1.83
Ratio of net expenses
to average net assets	1.62	1.86	1.93	1.92	1.81
Ratio of net investment income
(loss) to average net assets	.35	(.28)	(.39)	(.19)	(.18)
Portfolio Turnover Rate	161	117	114	120	130

Net Assets, end of period ($ x 1,000)	1,016	1,938	1,647	619	519

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	17.69	16.00	13.58	12.33	11.02
Investment Operations:
Investment (loss)—net	(.08)[a]	(.18)[a]	(.16)[a]	(.11)[a]	(.09)
Net realized and unrealized
gain (loss) on investments	(8.13)	1.87	2.58	1.36	1.40
Total from Investment Operations	(8.21)	1.69	2.42	1.25	1.31
Net asset value, end of period	9.48	17.69	16.00	13.58	12.33

Total Return (%)[b]	(46.47)	10.49	17.89	10.14	11.89

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.10	2.75	2.84	2.72	2.54
Ratio of net expenses
to average net assets	2.59	2.68	2.79	2.66	2.52
Ratio of net investment (loss)
to average net assets	(.60)	(1.09)	(1.13)	(.93)	(.87)
Portfolio Turnover Rate	161	117	114	120	130

Net Assets, end of period ($ x 1,000)	153	541	819	1,803	2,061

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended December 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	17.38	15.71	13.31	12.08	10.81
Investment Operations:
Investment (loss)—net	(.06)[a]	(.19)[a]	(.15)[a]	(.07)[a]	(.20)
Net realized and unrealized
gain (loss) on investments	(8.00)	1.86	2.55	1.30	1.47
Total from Investment Operations	(8.06)	1.67	2.40	1.23	1.27
Net asset value, end of period	9.32	17.38	15.71	13.31	12.08

Total Return (%)[b]	(46.38)	10.63	18.03	10.18	11.75

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.93	2.75	2.76	2.72	2.62
Ratio of net expenses
to average net assets	2.43	2.63	2.71	2.66	2.59
Ratio of net investment (loss)
to average net assets	(.41)	(1.11)	(1.10)	(.93)	(.97)
Portfolio Turnover Rate	161	117	114	120	130

Net Assets, end of period ($ x 1,000)	318	730	385	308	272

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class F Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	18.93	16.96	14.26	12.86	11.41
Investment Operations:
Investment income (loss)—net	.09[a]	(.03)[a]	(.05)[a]	(.02)[a]	(.21)
Net realized and unrealized
gain (loss) on investments	(8.75)	2.00	2.75	1.42	1.66
Total from Investment Operations	(8.66)	1.97	2.70	1.40	1.45
Net asset value, end of period	10.27	18.93	16.96	14.26	12.86

Total Return (%)	(45.75)	11.62	18.93	10.89	12.71

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90	1.80	2.03	1.96	1.80
Ratio of net expenses
to average net assets	1.40	1.72	1.98	1.91	1.77
Ratio of net investment income
(loss) to average net assets	.60	(.14)	(.38)	(.17)	(.13)
Portfolio Turnover Rate	161	117	114	120	130

Net Assets, end of period ($ x 1,000)	26,151	56,943	54,158	53,184	61,038

a Based on average shares outstanding at each month end.
See notes to financial statements.

22

		Year Ended December 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	19.60	17.54	14.69	13.13	11.60
Investment Operations:
Investment income (loss)—net	.10[b]	(.01)[b]	.01[b]	.05[b]	.03
Net realized and unrealized
gain (loss) on investments	(9.08)	2.07	2.84	1.51	1.50
Total from Investment Operations	(8.98)	2.06	2.85	1.56	1.53
Net asset value, end of period	10.62	19.60	17.54	14.69	13.13

Total Return (%)	(45.87)	11.75	19.40	11.88	13.19

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.86	1.69	1.62	1.47	1.39
Ratio of net expenses
to average net assets	1.36	1.60	1.58	1.44	1.37
Ratio of net investment income
(loss) to average net assets	.63	(.04)	.02	.35	.28
Portfolio Turnover Rate	161	117	114	120	130

Net Assets, end of period ($ x 1,000)	823	1,389	2,337	1,701	24,665

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	17.56	15.79	13.31	12.05	10.73
Investment Operations:
Investment income (loss)—net	.03[a]	(.10)[a]	(.08)[a]	(.07)[a]	(.36)
Net realized and unrealized
gain (loss) on investments	(8.11)	1.87	2.56	1.33	1.68
Total from Investment Operations	(8.08)	1.77	2.48	1.26	1.32
Net asset value, end of period	9.48	17.56	15.79	13.31	12.05

Total Return (%)[b]	(46.01)	11.21	18.63	10.46	12.30

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.30	2.11	2.23	2.35	2.16
Ratio of net expenses
to average net assets	1.80	2.02	2.19	2.30	2.14
Ratio of net investment income
(loss) to average net assets	.19	(.55)	(.57)	(.56)	(.50)
Portfolio Turnover Rate	161	117	114	120	130

Net Assets, end of period ($ x 1,000)	69	129	25	30	54

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Growth Fund (the “fund”) is a separate diversified series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund.The fund’s investment objective is to seek long-term growth of capital through investments in foreign and U.S. companies. Founders Asset Management LLC (“Founders”) serves as the fund’s investment adviser. Founders is an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

At a meeting of the Company’s Board of Directors held on September 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and fund from “Dreyfus Founders Funds, Inc.” and “Dreyfus Founders Worldwide Growth Fund” to “Dreyfus Funds, Inc.” and “Dreyfus Global Growth Fund,” respectively.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation (“Dreyfus”), an affiliate of Founders, is the distributor of the fund’s shares. The fund is authorized to issue up to 550 million shares of Common Stock, par value $ .01 per share, in the following classes of shares: Class A, Class B, Class C, Class F, Class I and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, although the shares may be purchased at net asset value (“NAV”) without a sales charge by certain categories of investors. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at NAV per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to eligible institutional investors. Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. Other differences between the classes include the services offered to and the expenses borne by each class. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Each class of the fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the class.The type of expense determines the allocation method.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sales price on the exchange or market where it is principally traded

26

or, in the case of a security traded on NASDAQ, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the fund’s assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price. NewYork closing exchange rates are used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company’s Board of Directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market.

Registered investment companies that are not traded on an exchange are valued at their NAV.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company’s Board of Directors or pursuant to procedures approved by the Board of Directors.These situations may include instances where an event occurs after the close of the market on which a security is traded but before the fund calculates its NAV, and it is determined

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	24,533,344	0
Level 2—Other Significant
Observable Inputs	3,829,948	(10)
Level 3—Significant
Unobservable Inputs	0	0
Total	28,363,292	(10)

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

28

(b) Foreign securities and currency transactions: The fund normally will invest a significant portion of its assets in foreign securities. In the event the fund executes a foreign security transaction, the fund may enter into a foreign currency contract to settle the foreign security trans-action.The fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership control and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The accounting records of the fund are maintained in U.S. dollars.The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net unrealized appreciation (depreciation) from investments and foreign currency transactions in the Statement of Operations.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Founders or its affiliates are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of

30

the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: No provision has been made for federal income taxes since it is the policy of the fund to continue to comply with the requirements of Subchapter M of the Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes.The fund is treated as a separate tax entity for federal income tax purposes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $23,677, accumulated capital losses $43,910,453 and unrealized depreciation $7,986,501. In addition, the fund had $5,893,958 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $14,296,069 of the carryover expires in fiscal 2009, $22,200,649 expires in fiscal 2010, $3,142,525 expires in fiscal 2011 and $4,271,210 expires in fiscal 2016.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, the fund decreased accumulated undistributed investment income-net by $31,742 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The Company has a line of credit arrangement (“LOC”) with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. The borrowings by each series of the Company are limited to the lesser of (a) $25 million, or (b) the lesser of 25% of the series’ total net assets or the maximum amount which the series is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $25 million cap on the total LOC. Each series agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC.

The average daily amount of borrowings outstanding under the LOC during the period ended December 31, 2008, was approximately $13,700, with a related weighted average annualized interest rate of 3.86% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) In accordance with an investment advisory agreement between the Company and Founders, the fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the fund’s net assets.The fee is 1% of the first $250 million of net assets, .80% of the next $250 million of net assets and .70% of net assets in excess of $500 million. For the period from January 1, 2008 through September 13, 2008, Founders waived 12.5% of its investment

32

advisory fee for the fund. This waiver ended on September 14, 2008, and on that date, the fund’s contractual investment advisory fee again became effective.The reduction in investment advisory fee amounted to $45,955 during the period ended December 31, 2008.

During the period ended December 31, 2008, the Distributor retained $210 and $18 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $92 and $151 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Class B, C and T Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended December 31, 2008, Class B, Class C and Class T shares were charged $2,345, $3,991 and $257, respectively, pursuant to the Class B, C and T Plan.

The fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares. During the period ended December 31, 2008, Class F shares were charged $64,517 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make pay-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

ments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2008, Class A, Class B, Class C and Class T shares were charged $3,814, $782, $1,330 and $257, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund has agreed to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. The fund paid the Distributor a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2008, Class F shares were charged $30,895 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the fund’s share classes. The Distributor pays the transfer and dividend agent fees, other than out-of-pocket charges, for Class F only. During the period ended December 31, 2008, Class F shares were charged $104 for out-of-pocket transfer agent charges.

The fees charged by DTI with respect to the fund’s Class A, Class B, Class C, Class I and Class T shares are paid by the fund.These transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the period ended December 31, 2008 were $5,896.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Founders, under two cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $7,126 for these services, which were partially offset by earnings credits pursuant to the cash management agreements.

34

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $52,799 for these services. These fees were at least partially offset by earnings credits pursuant to the custody agreement.

The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets, with the proportions of domestic and foreign assets recalculated monthly, plus reasonable out-of-pocket expenses.

On Assets in	But Not
Excess of ($)	Exceeding ($)	Domestic Fee (%)	Foreign Fee (%)

0	500 million	.06	.10
500 million	1 billion	.04	.065
1 billion		.02	.02

Dreyfus has contractually agreed in writing to waive any fees received for these services to the extent they exceed its costs in providing the services and a reasonable allocation of the costs incurred by Founders and its affiliates related to the support and oversight of these services. During the period ended December 31, 2008, Dreyfus waived $10,753.

The components of “Due to Founders Asset Management LLC and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $23,974, Rule 12b-1 distribution plan fees $4,795, shareholder services plan fees $13,817, custodian fees $21,770, compliance support fees $1,833, transfer agency per account fees $860 and accounting fees $1,851.

(d) Annual retainer fees and attendance fees for the Company’s Board of Directors are allocated to each series of the Company based on net assets. During the period ended December 31, 2008, the fund paid $20,869 in directors’ fees. The Company’s Board of Directors has adopted a deferred compensation plan for Company directors that

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Company’s series.The amount paid to the director under the plan will be determined based upon the performance of the selected series. The current value of these amounts is included in Other Assets and Directors’ Deferred Compensation in the Statement of Assets and Liabilities. Increases in the market value of the deferred compensation accounts are added to the Directors fees and expenses paid by the fund in the Directors fees and expenses in the Statement of Operations, and decreases in the market value of the accounts are subtracted from such fees. During the period ended December 31, 2008, depreciation in the value of the accounts totaled $175,805.The depreciation also is included in the net unrealized appreciation (depreciation) on investments in the Statement of Operations. Deferral of directors’ fees under the plan does not affect the net assets of the fund.

Certain officers of the Company are also officers and/or directors of Founders or its affiliates, which pay their compensation. However, the fund pays a portion of the cost of the services performed by the Company’s Chief Compliance Officer and her staff. During the period ended December 31, 2008, the fund was charged $1,833 for these services, which is included in miscellaneous expenses. The affairs of the fund, including services provided by Founders, are subject to the supervision and general oversight of the Company’s Board of Directors.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2008, amounted to $74,396,806 and $81,893,872, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-

36

tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2008:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales;
Euro,
expiring 1/2/2009	25,947	36,054	36,064	(10)

At December 31, 2008, the cost of investments for federal income tax purposes was $36,349,513; accordingly, accumulated net unrealized depreciation on investments was $7,986,221,consisting of $978,105 gross unrealized appreciation and $8,964,326 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s ClassT shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Growth Fund (formerly Dreyfus FoundersWorldwide Growth Fund) (one of the series comprising Dreyfus Funds, Inc.), as of December 31, 2008, and the related statement of operations for the year then ended,and the statement of changes in net assets and financial highlights for each of the two years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2006, 2005 and 2004 were audited by other auditors whose report dated February 23, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2008 and 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Growth Fund at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 23, 2009

The Fund 39

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited)

At a meeting of the board of directors of Dreyfus Funds, Inc. (the “Funds” and, in reference to any one of the Funds’ portfolios, a “Fund”) held on August 20 and 21, 2008, the Funds’ directors unanimously approved the continuation of the Investment Advisory Agreement (“management agreement”) between each of the Funds and Founders Asset Management LLC, the Funds’ investment adviser (“Founders”), for a one-year term ending August 31, 2009.The board of directors of the Funds (“board”) is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the “directors”).

Prior to the directors’ August 2008 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party (“Lipper”).

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

Nature, Extent and Quality of Services Provided and to be Provided by Founders

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders and its affiliates provide to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund opera-

40

tions are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund’s respective investment objective, policies and restrictions, subject to the directors’ overall supervision.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement.

Following their discussion and review, the directors reached the following conclusions:

  That the breadth and quality of investment advisory and other ser- vices being provided to the Funds are satisfactory, as evidenced in part by the performance records of the Funds, to which the direc- tors gave significant attention as indicated below; and
  That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided to the Funds, but also recognize that Founders or its affiliates have pro- vided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reason- able and competitive fees.

Investment Performance

On a quarterly basis, the directors hold meetings with representatives of the portfolio management team for each Fund (usually a portfolio manager), during which each representative reviews, among other

The Fund 41

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

items, performance information, attribution analyses, and the portfolio manager’s investment outlook. The directors also receive written monthly and quarterly performance information for each Fund. The written quarterly reports included comparisons of each Fund’s performance with its respective Lipper category and one or more benchmark indexes, as well as a comparable exchange-traded fund, for the most recent quarter and one-, three-, five-, and ten-year periods, as well as for the portfolio manager’s tenure.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed performance report about each Fund from Lipper.These reports compared each Fund’s performance to both a relatively small group of similar funds selected by Lipper (the “Lipper performance group”), as well as to all funds in the applicable Lipper category (the “Lipper performance universe”).

The performance of Global Growth Fund’s Class F shares placed in the fourth quintile of its Lipper performance group and in the third quin-tile of its Lipper global large-cap growth fund performance universe for the one-year period ended December 31, 2007, placed in the third and second quintiles, respectively, of its Lipper performance group for the three- and five-year periods ended December 31, 2007, and placed in the second and third quintiles, respectively, of its Lipper performance universe for these three- and five-year periods. The Fund’s Class F shares underperformed the MSCI World Growth Index for the one-and three-year periods ended June 30, 2008, but outperformed that index for the five-year period then ended. In addition, the Fund’s Class F shares outperformed the MSCI World Index for the one-, three- and five-year periods ended June 30, 2008.The directors deemed these relative performance results to be satisfactory, but stressed the importance to Founders of the need for the Fund to continue to seek to improve the Fund’s performance record.

42

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders’ investment management of the Fund. The directors further determined:

  That although certain of the Funds have experienced performance difficulties, Founders has focused its efforts upon improving the per- formance records of the Funds and will continue to seek improve- ment; and
  That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory long-term performance quintile rankings in their respective comparison universes, with three of five Funds placing in the top three quintiles of their respective Lipper performance universes for the three-year period ended December 31, 2007, and four of five Funds placing in the top three quintiles of their respective Lipper performance universes for the five-year period ended December 31, 2007.

Costs of the Services to be Provided and Profits to be Realized by Founders and Its Affiliates from Founders’ Relationship With the Funds

The directors recognized that on a quarterly basis, they received information with respect to each Fund’s expenses. The directors carefully reviewed and discussed the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds’ management agreement and other service arrangements, the directors received detailed information from Lipper which compared each Fund’s management fees and other expenses with those of a group of similar funds selected by Lipper (the “Lipper expense

The Fund 43

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

group”), as well as summary information comparing each Fund’s management fees and expenses with those of the funds in its Lipper performance universe with load structures similar to that of the Funds (the “Lipper expense universe”).

The directors noted that for the period ended December 31, 2007, Global Growth Fund’s management fees ranked in the fourth quintile of its Lipper expense group, with the Fund’s fees the ninth lowest of 12 “peer funds.” The Fund’s contractual management fees at a common asset level were determined by Lipper to be lower than three of the 12 funds in its group. The Fund’s management fees were in the fourth quintile of its Lipper expense universe.

The directors also considered information provided by Lipper with respect to the profitability of the investment management activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts, including the services provided by Founders to the Funds under the management agreement.

The directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory services to the Funds as a group and to each Fund individually.

The directors further considered certain indirect benefits received by Founders and its affiliates as a result of Founders’ provision of investment advisory services to the Funds.These included the following:

  Since Founders manages a non-Fund account in a style that is sim- ilar to that used for one of the Funds (and for a portion of another Fund), and employees of Founders manage other non-Fund accounts in their capacities as employees of the affiliates, Founders and its affiliates realize efficiencies in performing the portfolio management, trading and operational functions related to those non-Fund accounts;

44

  The Funds’ brokerage transactions may be executed with brokers that provide research and brokerage services to Founders and its affiliates. These research and brokerage services may be useful to Founders and its affiliates in providing investment advisory services to any of the clients they advise, including the Funds; and
  Affiliates of Founders receive various fees for providing accounting, underwriting, shareholder, transfer agency, custody and cash man- agement services to the Funds.

After deliberation and discussion of Fund fees and expenses, the directors determined:

  That upon review of the advisory fee structures of the Funds in comparison with the competitive expense groups and expense uni- verses selected by Lipper, the levels of investment advisory fees paid by the Funds were deemed to be competitive;
  That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund’s total expense ratio in an effort to maintain Fund expense ratios at reasonable and competi- tive levels;
  That three of the five Funds’ expense ratios decreased or remained substantially the same for all or most of their share classes in 2007 as compared to those experienced in 2006; and
  That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those that would have resulted solely from “arm’s-length” bargaining.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which demonstrated that Founders’ 2007 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The Fund 45

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

The directors were also advised by independent counsel of the profitability percentage ranges which court cases have found acceptable and determined that Founders’ profitability percentage for providing management services to the Funds was reasonable.

The directors concluded that Founders’ profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

Economies of Scale

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that would be realized from the growth of each Fund’s assets. After such consideration, the directors determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels, and that such fee reductions, when implemented, would benefit all of the applicable Fund’s shareholders through decreases in the Fund’s expense ratio.

Dedication to Regulatory Requirements and Restrictions

An important factor in the directors’ consideration of renewal of the Funds’ management agreement with Founders included the directors’ recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions.The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

46

Overall Conclusions

The directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that efforts are being and will continue to be made to improve the Fund’s performance and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm’s length in light of the circumstances.

The Fund 47

YOUR BOARD REPRESENTATIVES (Unaudited)

The Board of Directors of the Company oversees the Company’s five series portfolios (the “Funds”). The business and affairs of the Company are managed under the direction of the Board.The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors.They are not affiliated with the Fund’s adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

Directors

Alan S. Danson, 69.Year elected to the Board: 1991

Board Chairman.Private investor.Formerly,President and Director,D.H.Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

Robert P. Mastrovita, 64.Year elected to the Board: 1998

Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. Director, King Caesar Foundation.

Trygve E. Myhren, 72.Year elected to the Board: 1996

President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, AdPay, Inc. Trustee, Executive Committee and Chairman of Faculty Education Affairs Committee, the University of Denver.Trustee, Denver Art Museum. Member, Colorado FORUM and Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now

48

Time Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987). U.S. Chief of Mission, 2006 Paralympic Games, Torino/Sestrierre, Italy.

George W. Phillips, 70.Year elected to the Board: 1998

Retired.Vice Chairman of the Board and Chairman of the Investment Committee, Children’s Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

Martha A. Solis-Turner, 48.Year elected to the Board: 2005

Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Formerly, Board member and Treasurer, Mile High Montessori Early Learning Centers (2002 to 2008), Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

Principal Officers

J. David Officer, 60. President and Principal Executive Officer of the Funds since 2007. Chairman, President and Chief Executive Officer of Founders since 2008. Chief Operating Officer,Vice Chairman and a Director of Dreyfus, and an officer of 77 investment companies (comprised of 180 portfolios) managed by Dreyfus. He has been an employee of Dreyfus since 1998.

Kenneth R. Christoffersen, 53. Vice President of the Funds since 2008, and Secretary since 2000 (and from 1996 to 1998). Founders’ Senior Vice President -Legal, General Counsel and Secretary. Assistant Secretary of the Distributor since 2003. Employed by Founders and its predecessor company since 1996.

Steven M. Anderson, 43.Treasurer and Principal Financial and Accounting Officer of the Funds since 2007.Vice President,BNY Mellon Asset Management (since 2003). Vice President, Treasurer and Chief Financial Officer, Mellon Optima L/S Strategy Fund, LLC (since 2005). Treasurer and Chief Financial Officer BNY/IVY Multi-Strategy Hedge Fund, LLC (since 2008). Formerly,Vice President (1999 to 2008), Treasurer and Chief Financial Officer of Mellon Institutional Funds Investment Trust (2002 to 2008).AssistantVice President and Mutual Funds Controller,Standish Mellon Asset Management Company, LLC (2000 to 2003).

The Fund 49

YOUR BOARD REPRESENTATIVES (Unaudited) (continued)

Janelle E. Belcher, 50. Chief Compliance Officer of the Funds since 2004. Founders’ Vice President - Compliance since 2002. Formerly, Founders’ Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

Robert S. Robol, 44. Assistant Treasurer since 2006. Senior Accounting Manager -Taxable Fixed Income Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1988.

Robert Salviolo, 41. Assistant Treasurer since 2007. Senior Accounting Manager -Foreign Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1989.

Robert Svagna, 41. Assistant Treasurer since 2006. Senior Accounting Manager -Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1990.

William G. Germenis, 38. Anti-Money Laundering Compliance Officer (“AMLCO”) for the Class A, Class B, Class C and Class I shares of the Funds since 2002 and for the Class F shares of the Funds since 2003.Vice President and AMLCO of the Distributor and AMLCO of 74 investment companies (comprised of 197 portfolios) managed by Dreyfus. Employed by the Distributor since 1998.

The directors and officers may be contacted at Founders’ address appearing on the back cover, except for Messrs. Officer, Robol, Salviolo, Svagna and Germenis, who can be contacted at The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166, and Mr. Anderson, who can be contacted at BNY Mellon Asset Management, One Boston Place, Boston, Massachusetts 02108.Additional information about the Company’s directors is available in the Statement of Additional Information, which can be obtained free of charge by calling 1-800-645-6561 (Class F shareholders) or 1-800-554-4611 (all other shareholders).

50

NOTE

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

© 2009 MBSC Securities Corporation

Dreyfus Mid-Cap Growth Fund

ANNUAL REPORT December 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus, Founders or any other person in our organization. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

18	Financial Highlights

24	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Factors Considered in Renewing the Advisory Agreement

45	Your Board Representatives

FOR MORE INFORMATION

Back Cover

Dreyfus Mid-Cap Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN Dear Shareholder:

We present to you this annual report for Dreyfus Mid-Cap Growth Fund, covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. After several years of strong relative returns, international stocks generally declined more sharply than their U.S. counterparts.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

J. David Officer Chairman, President and Chief Executive Officer Founders Asset Management LLC January 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of –49.52%, Class B shares returned –49.75%, Class C shares returned –49.91%, Class F shares returned –49.30%, Class I shares returned –49.30% and Class T shares returned –49.66% .1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index, produced a total return of –44.32% for the same period.2 An unprecedented financial crisis and a severe global economic slowdown contributed to steep declines in equity markets, including midcap stocks.This challenging investment environment weighed heavily on the fund, which produced lower returns than its benchmark primarily due to weakness among its industrial and consumer discretionary holdings.

The Fund’s Investment Approach

The fund seeks capital appreciation by emphasizing investments in the stocks of medium-size companies with favorable growth prospects.The fund also may invest in larger or smaller companies if, in our judgment, they represent better prospects for capital appreciation. We look for companies whose fundamental strengths suggest the potential for superior earnings growth over time.We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Worldwide Economic Slowdown Takes Its Toll

The U.S. economy was pummeled by turmoil in the sub-prime mortgage sector, slowing consumer and business spending, rising unemployment, a collapsing housing market and skyrocketing commodities prices that reversed course mid-year. Both developed and emerging markets worldwide sustained heavy losses, leading most regional economies to follow the United States into a recession.

Industrials and Consumer Discretionary Sectors Lagged

One of the many casualties of 2008’s turbulent market environment was the idea that the forces of globalization had caused emerging overseas

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

economies to become less dependent on the United States and Europe for growth. The dramatic repudiation of this concept led to sharply lower valuations for stocks doing business in global markets, and was one of the forces behind the steep declines suffered by some of the fund’s industrial stocks. For example, restaurant supplier The Middleby Corporation and pump producer Flowserve declined sharply as orders from overseas economies slumped. Meanwhile, tighter lending standards stemming from the financial crisis undermined solar power equipment manufacturer Energy Conversion Devices, which depends heavily on project financing. GrafTech International, a supplier of graphite electronics to the steel industry, lost value as steel prices fell along with most other commodities and was sold during the reporting period. Despite our cautious approach to consumer-oriented companies during most of the reporting period, the fund’s selections of consumer discretionary stocks proved disappointing. Earnings of low-cost clothing manufacturer Gildan Activewear suffered from a double-digit decline in market share, which was compounded by the rising cost of cotton. Gains in parts of the information technology sector were more than offset by weakness among semiconductors manufacturers, including NVIDIA, MEMC Electronic Materials, Microsemi and Atmel, all of which stumbled as the deteriorating global economy dampened customer demand. In the materials sector, fertilizer producers, such as The Mosaic Company, also encountered earnings pressure when global demand waned. Our positions in MEMC, Microsemi and Mosaic were sold during the reporting period.

Notable laggards in other market sectors included BioMarin Pharmaceutical, which declined due to uncertainty regarding the sustainability of midcap pharmaceutical companies’ growth rates, and investment manager Janus Capital Group, which fell due to the volatile market environment. Janus was sold during the reporting period.

On the other hand, bright spots during 2008 included the traditionally defensive health care sector, where the fund enjoyed strong relative performance from specialty pharmaceutical company Alpharma, emergency care provider Emergency Medical Services and specialty healthcare equipment developer Masimo. Alpharma was sold during the reporting period.An underweighted position in the utilities sector,one of the worst performing sectors in the benchmark, also benefited the fund’s results compared to its benchmark. Despite weak performance during the second half of the year by oilfield services companies Weatherford

4

International and National Oilwell Varco, advantageous timing in the purchases and sales of other energy stocks—including exploration-and-production company Goodrich Petroleum and natural gas firm Chesapeake Energy—contributed positively to relative performance.The fund also held low-price retailer Family Dollar Stores, which benefited as cash-strapped consumers flocked to cheaper goods.Finally,the fund’s cash position also helped bolster its performance during the reporting period.

Monitoring Markets for Growth Opportunities

Currently muted earnings and growth expectations, damaged credit markets and cyclical reversals in once-skyrocketing industry groups have prompted us to refocus on companies that we believe represent the fund’s better growth prospects. More specifically, we anticipate that a sustained improvement in credit conditions may produce growth opportunities among fundamentally sound companies in the second half of the year, particularly among stocks that appear to have been punished more severely than warranted by their underlying business fundamentals. If lending begins to recover as 2009 unfolds, we may lean toward more credit-sensitive stocks, and we may increase the fund’s positions in companies likely to benefit from potentially stronger consumer spending.

January 15, 2009

On January 6, 2009, Fred A. Kuehndorf assumed portfolio management responsibilities for the fund. For more information about Mr. Kuehndorf, please see the fund’s prospectus or talk to your financial advisor.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of midsize companies tend to trade less frequently than those of larger, more established companies.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Mid-Cap Growth Fund on 12/31/98 to a $10,000 investment made in the Russell Midcap Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B, Class C, Class I and Class T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable Class F fees and expenses (after any expense reimbursements).The Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/08

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)	12/31/99	(52.40)%	(2.41)%	—	(6.54)%
without sales charge	12/31/99	(49.52)%	(1.27)%	—	(5.92)%
Class B shares
with applicable redemption charge †	12/31/99	(51.76)%	(2.44)%	—	(6.33)%††
without redemption	12/31/99	(49.75)%	(2.06)%	—	(6.33)%††
Class C shares
with applicable redemption charge †††	12/31/99	(50.42)%	(2.03)%	—	(6.70)%
without redemption	12/31/99	(49.91)%	(2.03)%	—	(6.70)%
Class F shares	9/8/61	(49.30)%	(1.07)%	(1.67)%	N/A
Class I shares	12/31/99	(49.30)%	(1.08)%	—	(5.71)%
Class T shares
with applicable sales charge (4.5%)	12/31/99	(51.96)%	(2.79)%	—	(7.10)%
without sales charge	12/31/99	(49.66)%	(1.89)%	—	(6.62)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.

††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.To estimate the expenses you paid on your account over this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the results by the number in the Expenses paid per $1,000 line for the class of shares you own.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 5.94	$ 8.63	$ 8.82	$ 4.93	$ 4.97	$ 6.95
Ending value
(after expenses)	$554.20	$553.30	$552.00	$556.30	$555.70	$553.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 7.71	$ 11.19	$ 11.44	$ 6.39	$ 6.44	$ 9.02
Ending value
(after expenses)	$1,017.50	$1,014.03	$1,013.77	$1,018.80	$1,018.75	$1,016.19

† Expenses are equal to the fund’s annualized expense ratio of 1.52% for Class A shares, 2.21% for Class B shares,
2.26% for Class C shares, 1.26% for Class F shares, 1.27% for Class I shares and 1.78% for Class T shares;
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—97.6%	Shares	Value ($)

Aerospace & Defense—5.0%
Alliant Techsystems	56,000 [a]	4,802,560
L-3 Communications Holdings	20,000	1,475,600
		6,278,160
Air Freight & Logistics—2.6%
UTi Worldwide	224,000	3,212,160
Apparel Retail—.7%
Guess?	56,000	859,600
Apparel Accessories & Luxury Goods—2.6%
Gildan Activewear	273,200 [a]	3,212,832
Application Software—.7%
FactSet Research Systems	19,000	840,560
Automotive Retail—.8%
Advance Auto Parts	29,000	975,850
Biotechnology—6.6%
Alexion Pharmaceuticals	46,000 [a]	1,664,740
BioMarin Pharmaceutical	297,000 [a]	5,286,600
Martek Biosciences	40,000 [a]	1,212,400
		8,163,740
Communications Equipment—1.0%
Juniper Networks	68,000 [a]	1,190,680
Computer & Electronics Retail—2.0%
GameStop, Cl. A	112,000 [a]	2,425,920
Construction & Engineering—.8%
Foster Wheeler	40,000 [a]	935,200
Construction, Farm Machinery &
Heavy Trucks—1.5%
Cummins	43,000	1,149,390
Joy Global	30,000	686,700
		1,836,090
Data Processing & Outsourced Services—6.6%
Lender Processing Services	47,000	1,384,150
MasterCard, Cl. A	33,000	4,716,690
NeuStar, Cl. A	117,000 [a]	2,238,210
		8,339,050
Department Stores—1.7%
Kohl’s	57,000 [a]	2,063,400

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Electrical Components & Equipment—1.1%
Energy Conversion Devices	56,000 [a]	1,411,760
Electronic Manufacturing Services—.9%
Trimble Navigation	53,000 [a]	1,145,330
Gas Utilities—1.6%
Questar	62,000	2,026,780
General Merchandise Stores—2.3%
Family Dollar Stores	61,000	1,590,270
TJX Cos.	61,000	1,254,770
		2,845,040
Health Care Equipment—7.7%
Covidien	97,000	3,515,280
Masimo	149,000 [a]	4,444,670
St. Jude Medical	54,000 [a]	1,779,840
		9,739,790
Health Care Services—.6%
Emergency Medical Services, Cl. A	19,000 [a]	695,590
Home Entertainment Software—.7%
Electronic Arts	58,000 [a]	930,320
Homefurnishing Retail—1.7%
Bed Bath & Beyond	82,000 [a]	2,084,440
Household Products—1.9%
Clorox	42,000	2,333,520
Industrial Machinery—1.7%
Flowserve	23,000	1,184,500
Middleby	33,000 [a]	899,910
		2,084,410
Insurance Brokers—1.4%
AON	37,000	1,690,160
Internet Software & Services—2.3%
Akamai Technologies	191,000 [a]	2,882,190
Leisure Products—2.7%
Polaris Industries	82,000	2,349,300
Pool	57,000	1,024,290
		3,373,590

10

Common Stocks (continued)	Shares	Value ($)

Metal & Glass Containers—3.0%
Pactiv	149,000 [a]	3,707,120
Multi-Line Insurance—2.1%
Assurant	87,000	2,610,000
Oil & Gas Drilling—.7%
Noble	42,000	927,780
Oil & Gas Equipment & Services—3.9%
Cameron International	57,000 [a]	1,168,500
National Oilwell Varco	65,000 [a]	1,588,600
Smith International	25,082	574,127
Weatherford International	135,000 [a]	1,460,700
		4,791,927
Oil & Gas Exploration & Production—2.7%
Arena Resources	57,000 [a]	1,601,130
Southwestern Energy	61,000 [a]	1,767,170
		3,368,300
Packaged Foods & Meats—.9%
Cadbury, ADR	32,000	1,141,440
Personal Products—1.4%
Alberto-Culver	30,000	735,300
Estee Lauder, Cl. A	31,000	959,760
		1,695,060
Pharmaceuticals—3.6%
Allergan	21,000	846,720
Shire, ADR	82,000	3,671,960
		4,518,680
Research & Consulting Services—.5%
FTI Consulting	14,801 [a]	661,309
Restaurants—2.1%
Yum! Brands	81,000	2,551,500
Semiconductors—4.4%
Atmel	1,014,900 [a]	3,176,637
Broadcom, Cl. A	135,000 [a]	2,290,950
		5,467,587

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)		Shares	Value ($)

Specialized Finance—3.2%
IntercontinentalExchange		49,000 [a]	4,039,560
Systems Software—2.9%
BMC Software		63,000 [a]	1,695,330
McAfee		56,000 [a]	1,935,920
			3,631,250
Thrifts & Mortgage Finance—2.5%
Hudson City Bancorp		194,000	3,096,240
Wireless Telecommunication Services—4.5%
American Tower, Cl. A		82,050 [a]	2,405,706
Metropcs Communications		81,000 [a]	1,202,850
NII Holdings		110,000 [a]	1,999,800
			5,608,356
Total Common Stocks
(cost $175,909,338)			121,392,271

Other Investment—2.5%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,074,000)		3,074,000 [b]	3,074,000

Total Investments (cost $178,983,338)		100.1%	124,466,271
Liabilities, Less Cash and Receivables		(.1%)	(104,042)
Net Assets		100.0%	124,362,229

ADR—American Depository Receipt
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	19.6	Telecommunication Services	4.5
Health Care	18.6	Consumer Staples	4.2
Consumer Discretionary	16.4	Materials	3.0
Industrials	13.2	Money Market Investment	2.5
Financials	9.2	Utilities	1.6
Energy	7.3		100.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	175,909,338	121,392,271
Affiliated issuers	3,074,000	3,074,000
Cash		230,972
Receivable for investment securities sold		2,416,697
Receivable for shares of Common Stock subscribed		276,594
Dividends and interest receivable		34,640
Other assets		26,638
Prepaid expenses		71,959
		127,523,771

Liabilities ($):
Due to Founders Asset Management LLC and affiliates—Note 3(c)		203,164
Payable for investment securities purchased		2,375,626
Payable for shares of Common Stock redeemed		368,298
Directors’ deferred compensation		26,638
Accrued expenses		187,816
		3,161,542

Net Assets ($)		124,362,229

Composition of Net Assets ($):
Paid-in capital		233,237,022
Accumulated distributions in excess of investment income—net		(18,230)
Accumulated net realized gain (loss) on investments		(54,313,632)
Accumulated net unrealized appreciation
(depreciation) on investments		(54,542,931)

Net Assets ($)		124,362,229

Net Asset Value Per Share
	Class A	Class B	Class C	Class F	Class I	Class T

Net Assets ($)	29,525,366	728,979	14,032,694	75,224,087	3,849,130	1,001,973
Shares
Outstanding	9,301,791	246,692	4,798,142	23,098,949	1,188,230	339,775

Net Asset Value
Per Share ($)	3.17	2.96	2.92	3.26	3.24	2.95

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $5,607 foreign taxes withheld at source):
Unaffiliated issuers	1,073,994
Affiliated issuers	181,559
Total Income	1,255,553
Expenses:
Investment advisory fee—Note 3(a)	1,820,615
Shareholder servicing costs—Note 3(c)	604,846
Distribution fees—Note 3(b)	427,103
Accounting fees—Note 3(c)	140,003
Registration fees	94,303
Professional fees	75,154
Directors’ fees and expenses—Note 3(d)	45,016
Prospectus and shareholders’ reports	40,389
Custodian fees—Note 3(c)	5,488
Loan commitment fees—Note 2	3,102
Interest expense—Note 2	161
Miscellaneous	50,671
Total Expenses	3,306,851
Less—reduction in accounting fees—Note 3(c)	(18,118)
Less—reduction in fees due to earnings credits—Note 1(c)	(26,901)
Net Expenses	3,261,832
Investment (Loss)—Net	(2,006,279)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(52,967,467)
Net unrealized appreciation (depreciation) on investments	(83,838,100)
Net Realized and Unrealized Gain (Loss) on Investments	(136,805,567)
Net (Decrease) in Net Assets Resulting from Operations	(138,811,846)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007[a]

Operations ($):
Investment (loss)—net	(2,006,279)	(669,289)
Net realized gain (loss) on investments	(52,967,467)	22,599,861
Net unrealized appreciation
(depreciation) on investments	(83,838,100)	7,939,103
Net Increase (Decrease) in Net Assets
Resulting from Operations	(138,811,846)	29,869,675

Dividends to Shareholder from ($):
Net realized gain on investments:
Class A Shares	—	(3,931,014)
Class B Shares	—	(90,730)
Class C Shares	—	(1,917,287)
Class F Shares	—	(7,202,948)
Class I Shares	—	(419,265)
Class T Shares	—	(27,597)
Total Dividends		(13,588,841)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	21,794,218	107,502,995
Class B Shares	202,260	998,575
Class C Shares	3,955,723	38,939,430
Class F Shares	7,053,772	48,898,562
Class I Shares	3,738,726	12,109,131
Class T Shares	1,486,187	777,078
Dividends reinvested:
Class A Shares	—	3,425,728
Class B Shares	—	83,159
Class C Shares	—	1,383,039
Class F Shares	—	6,901,667
Class I Shares	—	379,793
Class T Shares	—	13,748

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008	2007[a]

Capital Stock Transactions ($) (continued):
Cost of shares redeemed:
Class A Shares	(54,213,274)	(36,607,936)
Class B Shares	(821,032)	(936,304)
Class C Shares	(16,403,399)	(6,603,790)
Class F Shares	(33,815,076)	(34,226,600)
Class I Shares	(5,995,031)	(6,960,515)
Class T Shares	(404,666)	(275,605)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(73,421,592)	135,802,155
Total Increase (Decrease) in Net Assets	(212,233,438)	152,082,989

Net Assets ($):
Beginning of Period	336,595,667	184,512,678
End of Period	124,362,229	336,595,667
Accumulated distributions in
excess of investment income—net	(18,230)	(49,931)

16

	Year Ended December 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	4,209,002	17,029,336
Shares issued for dividends reinvested	—	540,173
Shares redeemed	(10,399,995)	(5,725,288)
Net Increase (Decrease) in Shares Outstanding	(6,190,993)	11,884,221

Class Bb
Shares sold	37,586	166,780
Shares issued for dividends reinvested	—	14,000
Shares redeemed	(164,270)	(158,357)
Net Increase (Decrease) in Shares Outstanding	(126,684)	22,423

Class C
Shares sold	804,987	6,607,852
Shares issued for dividends reinvested	—	235,211
Shares redeemed	(3,521,470)	(1,102,096)
Net Increase (Decrease) in Shares Outstanding	(2,716,483)	5,740,967

Class F
Shares sold	1,317,273	7,666,480
Shares issued for dividends reinvested	—	1,065,072
Shares redeemed	(6,583,095)	(5,275,025)
Net Increase (Decrease) in Shares Outstanding	(5,265,822)	3,456,527

Class I
Shares sold	679,251	1,897,374
Shares issued for dividends reinvested	—	58,882
Shares redeemed	(1,096,466)	(1,078,755)
Net Increase (Decrease) in Shares Outstanding	(417,215)	877,501

Class T
Shares sold	317,418	131,478
Shares issued for dividends reinvested	—	2,326
Shares redeemed	(86,423)	(44,924)
Net Increase (Decrease) in Shares Outstanding	230,995	88,880

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended December 31, 2008, 57,149 Class B shares representing $299,563 were automatically converted to 53,476 Class A shares and during the period ended December 31, 2007, 73,005 Class B shares representing $432,266 were automatically converted to 68,997 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	6.28	5.80	4.68	4.15	3.52
Investment Operations:
Investment (loss)—net	(.05)[a]	(.02)[a]	(.04)[a]	(.05)	(.03)
Net realized and unrealized
gain (loss) on investments	(3.06)	.76	1.16	.58	.66
Total from Investment Operations	(3.11)	.74	1.12	.53	.63
Distributions:
Dividends from net realized
gain on investments	—	(.26)	—	—	—
Net asset value, end of period	3.17	6.28	5.80	4.68	4.15

Total Return (%)[b]	(49.52)	12.77	23.93	12.77	17.90

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	1.43	1.40	1.58	1.54
Ratio of net expenses
to average net assets	1.44	1.43[c]	1.39	1.55	1.53
Ratio of net investment (loss)
to average net assets	(.89)	(.32)	(.68)	(.92)	(1.07)
Portfolio Turnover Rate	119	165	104	211	147

Net Assets, end of period ($ x 1,000)	29,525	97,331	21,146	1,656	1,546

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

18

		Year Ended December 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	5.89	5.50	4.48	4.01	3.43
Investment Operations:
Investment (loss)—net	(.08)[a]	(.06)[a]	(.08)[a]	(.09)	(.07)
Net realized and unrealized
gain (loss) on investments	(2.85)	.71	1.10	.56	.65
Total from Investment Operations	(2.93)	.65	1.02	.47	.58
Distributions:
Dividends from net realized
gain on investments	—	(.26)	—	—	—
Net asset value, end of period	2.96	5.89	5.50	4.48	4.01

Total Return (%)[b]	(49.75)	11.84	22.77	11.72	16.91

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.21	2.26	2.29	2.43	2.37
Ratio of net expenses
to average net assets	2.20	2.26[c]	2.29	2.41	2.37
Ratio of net investment (loss)
to average net assets	(1.66)	(1.02)	(1.60)	(1.78)	(1.90)
Portfolio Turnover Rate	119	165	104	211	147

Net Assets, end of period ($ x 1,000)	729	2,200	1,929	1,886	1,823

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	5.83	5.44	4.42	3.96	3.38
Investment Operations:
Investment (loss)—net	(.08)[a]	(.06)[a]	(.06)[a]	(.02)	(.06)[a]
Net realized and unrealized
gain (loss) on investments	(2.83)	.71	1.08	.48	.64
Total from Investment Operations	(2.91)	.65	1.02	.46	.58
Distributions:
Dividends from net realized
gain on investments	—	(.26)	—	—	—
Net asset value, end of period	2.92	5.83	5.44	4.42	3.96

Total Return (%)[b]	(49.91)	11.96	23.08	11.62	17.16

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.20	2.13	2.19	2.35	2.32
Ratio of net expenses
to average net assets	2.19	2.13[c]	2.18	2.32	2.31
Ratio of net investment
(loss) to average net assets	(1.65)	(1.04)	(1.27)	(1.69)	(1.83)
Portfolio Turnover Rate	119	165	104	211	147

Net Assets, end of period ($ x 1,000)	14,033	43,825	9,641	550	428

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

		Year Ended December 31,

Class F Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	6.43	5.92	4.78	4.24	3.58
Investment Operations:
Investment (loss)—net	(.04)[a]	(.00)[a,b]	(.03)[a]	(.12)	(.03)
Net realized and unrealized
gain (loss) on investments	(3.13)	.77	1.17	.66	.69
Total from Investment Operations	(3.17)	.77	1.14	.54	.66
Distributions:
Dividends from net realized
gain on investments	—	(.26)	—	—	—
Net asset value, end of period	3.26	6.43	5.92	4.78	4.24

Total Return (%)	(49.30)	13.03	23.85	12.74	18.44

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.30	1.33	1.41	1.33
Ratio of net expenses
to average net assets	1.22	1.30[c]	1.33	1.39	1.33
Ratio of net investment (loss)
to average net assets	(.68)	(.03)	(.62)	(.77)	(.87)
Portfolio Turnover Rate	119	165	104	211	147

Net Assets, end of period ($ x 1,000)	75,224	182,336 147,410		110,170	119,273

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	6.39	5.88	4.73	4.19	3.56
Investment Operations:
Investment income (loss)—net	(.03)[b]	.00[b,c]	(.02)[b,c]	(.02)	(.04)
Net realized and unrealized
gain (loss) on investments	(3.12)	.77	1.17	.56	.67
Total from Investment Operations	(3.15)	.77	1.15	.54	.63
Distributions:
Dividends from net realized
gain on investments	—	(.26)	—	—	—
Net asset value, end of period	3.24	6.39	5.88	4.73	4.19

Total Return (%)	(49.30)	13.11	24.31	12.89	17.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	1.12	1.14	1.38	1.48
Ratio of net expenses
to average net assets	1.19	1.11	1.12	1.34	1.48
Ratio of net investment income
(loss) to average net assets	(.65)	.06	(.28)	(.70)	(1.03)
Portfolio Turnover Rate	119	165	104	211	147

Net Assets, end of period ($ x 1,000)	3,849	10,266	4,279	297	71

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
See notes to financial statements.

22

		Year Ended December 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	5.86	5.44	4.43	3.97	3.39
Investment Operations:
Investment (loss)—net	(.06)[a]	(.04)[a]	(.07)[a]	(.17)	(.06)
Net realized and unrealized
gain (loss) on investments	(2.85)	.72	1.08	.63	.64
Total from Investment Operations	(2.91)	.68	1.01	.46	.58
Distributions:
Dividends from net realized
gain on investments	—	(.26)	—	—	—
Net asset value, end of period	2.95	5.86	5.44	4.43	3.97

Total Return (%)[b]	(49.66)	12.52	22.80	11.59	17.11

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.85	1.78	2.13	2.59	2.26
Ratio of net expenses
to average net assets	1.83	1.78[c]	2.13	2.57	2.25
Ratio of net investment (loss)
to average net assets	(1.31)	(.73)	(1.39)	(1.94)	(1.78)
Portfolio Turnover Rate	119	165	104	211	147

Net Assets, end of period ($ x 1,000)	1,002	638	108	33	40

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek capital appreciation through investments in mid-cap growth companies. Founders Asset Management LLC (“Founders”) serves as the fund’s investment adviser. Founders is an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

At a meeting of the Company’s Board of Directors held on September 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from“Dreyfus Founders Funds, Inc.” and “Dreyfus Founders Mid-Cap Growth Fund” to “Dreyfus Funds, Inc.” and “Dreyfus Mid-Cap Growth Fund,” respectively.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation (“Dreyfus”), an affiliate of Founders, is the distributor of the fund’s shares. The fund is authorized to issue up to 1.15 billion shares of Common Stock, par value $.01 per share, in the following classes of shares: Class A, Class B, Class C, Class F, Class I and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, although the shares may be purchased at net asset value (“NAV”) without a sales charge by certain categories of investors. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not

24

offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at NAV per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to eligible institutional investors. Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. Other differences between the classes include the services offered to and the expenses borne by each class. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Each class of the fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the class.The type of expense determines the allocation method.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on NASDAQ, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the fund’s assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price. NewYork closing exchange rates are used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company’s Board of Directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market.

Registered investment companies that are not traded on an exchange are valued at their NAV.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company’s Board of Directors or pursuant to procedures approved by the Board of Directors.These situations may include instances where an event occurs after the close of the market on which a security is traded but before the fund calculates its NAV, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using calculations based on indexes of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts.

26

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	124,466,271	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	124,466,271	0

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

(b) Foreign securities and currency transactions: The fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

risks. In the event the fund executes a foreign security transaction, the fund may enter into a foreign currency contract to settle the foreign security transaction.The fund could be exposed to risk if counterpar-ties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the fund are maintained in U.S. dollars.The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized appreciation (depreciation) from investments and foreign currency translations in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

28

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Founders or its affiliates are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: No provision has been made for federal income taxes since it is the policy of the fund to continue to comply with the requirements of Subchapter M of the Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes.The fund is treated as a separate tax entity for federal income tax purposes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $29,443,355 and unrealized depreciation $56,301,724. In addition, the fund had $23,085,620 of capital losses realized after October 31, 2008 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: long-term capital gains $0 and $13,588,841, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $2,037,980 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The Company has a line of credit arrangement (“LOC”) with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. The borrowings by each series of the Company are limited to the lesser of (a) $25 million, or (b) the lesser of 25% of the series’ total net assets or the maximum amount which the series is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $25 million cap on the total LOC. Each series agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC.

30

The average daily amount of borrowings outstanding under the LOC during the period ended December 31, 2008 was approximately $6,400 with a related weighted average annualized interest rate of 2.54% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) In accordance with an investment advisory agreement between the Company and Founders, the fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at an annual rate equal to a percentage of the average daily value of the fund’s net assets.The fee is 1% of the first $30 million of net assets, .75% of the next $270 million of net assets, .70% of the next $200 million of net assets and .65% of net assets in excess of $500 million.

During the period ended December 31, 2008, the Distributor retained $11,453 and $63 from commissions earned on sales of the fund’s Class A and ClassT shares, respectively, and $2,143 and $20,478 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Class B, C and T Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended December 31, 2008, Class B, Class C and Class T shares were charged $10,644, $221,742 and $2,048 respectively, pursuant to the Class B, C and T Plan.

The fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares. During the period ended December 31, 2008, Class F shares were charged $192,669 pursuant to the Class F Plan.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2008, Class A, Class B, Class C and Class T shares were charged $152,719, $3,548, $73,914 and $2,048, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund has agreed to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. The fund paid the Distributor a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2008, Class F shares were charged $51,990 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the fund’s share classes. The Distributor pays the transfer and dividend agent fees, other than out-of-pocket charges, for Class F only. During the period ended December 31, 2008, Class F shares were charged $16,232 for out-of-pocket transfer agent charges.

The fees charged by DTI with respect to the fund’s Class A, Class B, Class C, Class I and Class T shares are paid by the fund.These transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the period ended December 31, 2008 were $89,629.

32

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Founders, under two cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $23,049 for these services, which were partially offset by earnings credits pursuant to the cash management agreements.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $5,488 for these services. These fees were partially offset by earnings credits pursuant to the custody agreement.

The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of .06% of the average daily net assets of the fund on the first $500 million, .04% of the average daily net assets of the fund on the next $500 million and .02% of the average daily net assets of the fund in excess of $1 billion,plus reasonable out-of-pocket expenses. Dreyfus has contractually agreed in writing to waive any fees received for these services to the extent they exceed its costs in providing the services and a reasonable allocation of the costs incurred by Founders and its affiliates related to the support and oversight of these services. During the period ended December 31, 2008, Dreyfus waived $18,118.

The components of “Due to Founders Asset Management LLC and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $82,352, Rule 12b-1 distribution plan fees $24,849, shareholder services plan fees $81,857, custodian fees $1,883, compliance support fees $1,833, and transfer agency per account fees $10,390.

(d) Annual retainer fees and attendance fees for the Company’s Board of Directors are allocated to each series of the Company based on net

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

assets. During the period ended December 31, 2008, the fund paid $70,881 in directors’ fees. The Company’s Board of Directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Company’s series.The amount paid to the director under the plan will be determined based upon the performance of the selected series. The current value of these amounts is included in Other Assets and Directors’ Deferred Compensation in the Statement of Assets and Liabilities. Increases in the market value of the deferred compensation accounts are added to the directors’ fees and expenses paid by the fund in the directors’ fees and expenses in the Statement of Operations, and decreases in the market value of the accounts are subtracted from such fees. During the period ended December 31, 2008, depreciation in the value of the accounts totaled $25,864.This depreciation also is included in the net unrealized appreciation (depreciation) on investments in the Statement of Operations. Deferral of directors’ fees under the plan does not affect the net assets of the fund.

Certain officers of the Company are also officers and/or directors of Founders or its affiliates, which pay their compensation. However, the fund pays a portion of the cost of the services performed by the Company’s Chief Compliance Officer and her staff. During the period ended December 31, 2008, the fund was charged $1,833 for these services, which is included in miscellaneous expenses. The affairs of the fund, including services provided by Founders, are subject to the supervision and general oversight of the Company’s Board of Directors.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $272,755,807 and $346,153,137, respectively.

34

At December 31, 2008, the cost of investments for federal income tax purposes was $180,767,995; accordingly, accumulated net unrealized depreciation on investments was $56,301,724, consisting of $1,647,008 gross unrealized appreciation and $57,948,732 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s ClassT shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Mid-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Mid-Cap Growth Fund (formerly, Dreyfus Founders Mid-Cap Growth Fund) (one of the series comprising Dreyfus Funds, Inc.) as of December 31, 2008, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the years ended December 31, 2006, 2005 and 2004 were audited by other auditors whose report dated February 23, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and oth-ers.We believe that our audits provide a reasonable basis for our opinion. In our opinion, the 2008 and 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mid-Cap Growth Fund at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 23, 2009

36

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited)

At a meeting of the board of directors of Dreyfus Funds, Inc. (the “Funds” and, in reference to any one of the Funds’ portfolios, a “Fund”) held on August 20 and 21, 2008, the Funds’ directors unanimously approved the continuation of the Investment Advisory Agreement (“management agreement”) between each of the Funds and Founders Asset Management LLC, the Funds’ investment adviser (“Founders”), for a one-year term ending August 31, 2009.The board of directors of the Funds (“board”) is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the “directors”).

Prior to the directors’ August 2008 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party (“Lipper”).

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

Nature, Extent and Quality of Services Provided and to be Provided by Founders

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders and its affiliates provide to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months.At each such meeting, extensive discussions of Fund operations are held with

The Fund 37

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund’s respective investment objective, policies and restrictions, subject to the directors’ overall supervision.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement.

Following their discussion and review, the directors reached the following conclusions:

  That the breadth and quality of investment advisory and other ser- vices being provided to the Funds are satisfactory, as evidenced in part by the performance records of the Funds, to which the directors gave significant attention as indicated below; and
  That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, adminis- trative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

Investment Performance

On a quarterly basis, the directors hold meetings with representatives of the portfolio management team for each Fund (usually a portfolio manager), during which each representative reviews, among other items, performance information, attribution analyses, and the portfolio

38

manager’s investment outlook. The directors also receive written monthly and quarterly performance information for each Fund. The written quarterly reports included comparisons of each Fund’s performance with its respective Lipper category and one or more benchmark indexes, as well as a comparable exchange-traded fund, for the most recent quarter and one-, three-, five-, and ten-year periods, as well as for the portfolio manager’s tenure.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed performance report about each Fund from Lipper.These reports compared each Fund’s performance to both a relatively small group of similar funds selected by Lipper (the “Lipper performance group”), as well as to all funds in the applicable Lipper category (the “Lipper performance universe”).

The performance of Mid-Cap Growth Fund’s Class F shares placed in the fourth quintile of both its Lipper performance group and the Lipper mid-cap growth fund performance universe for the one-year period ended December 31, 2007, but placed in the first quintiles of its Lipper performance group and universe for the three- and five-year periods ended December 31, 2007.The Fund’s Class F shares underper-formed the Fund’s benchmark index for the year ended June 30, 2008, but outperformed the index for the three- and five-year periods then ended. The directors deemed these longer term relative performance results to be very satisfactory, although the directors noted that the Fund’s relative performance in 2007 and early 2008 had deteriorated. The directors stressed the importance to Founders of the need to continue to seek to improve the Fund’s performance record in an effort to maintain the Fund’s strong long-term performance results.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to

The Fund 39

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

        benefit from Founders’ investment management of the Fund. The directors further determined:

  That although certain of the Funds have experienced performance difficulties, Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and
  That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory long-term performance quintile rankings in their respective comparison universes, with three of five Funds placing in the top three quintiles of their respective Lipper performance universes for the three-year period ended December 31, 2007, and four of five Funds placing in the top three quintiles of their respective Lipper performance universes for the five-year period ended December 31, 2007.

Costs of the Services to be Provided and Profits to be Realized by Founders and Its Affiliates from Founders’ Relationship With the Funds

The directors recognized that on a quarterly basis, they received information with respect to each Fund’s expenses. The directors carefully reviewed and discussed the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds’ management agreement and other service arrangements, the directors received detailed information from Lipper which compared each Fund’s management fees and other expenses with those of a group of similar funds selected by Lipper (the “Lipper expense group”), as well as summary information comparing each Fund’s management fees and expenses with those of the funds in its Lipper performance universe with load structures similar to that of the Funds (the “Lipper expense universe”).

The directors noted that for the period ended December 31, 2007, Mid-Cap Growth Fund’s management fees ranked in the second best

40

quintile of its Lipper expense group, with the Fund’s fees the sixth lowest of 16 “peer funds.”The Fund’s contractual management fees at a common asset level were determined by Lipper to be the sixth lowest of the 16 funds in its group.The Fund’s management fees were in the third quintile of its Lipper expense universe.

The directors also considered information provided by Lipper with respect to the profitability of the investment management activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts, including the services provided by Founders to the Funds under the management agreement.

The directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory services to the Funds as a group and to each Fund individually.

The directors further considered certain indirect benefits received by Founders and its affiliates as a result of Founders’ provision of investment advisory services to the Funds.These included the following:

  Since Founders manages a non-Fund account in a style that is similar to that used for one of the Funds (and for a portion of another Fund), and employees of Founders manage other non-Fund accounts in their capacities as employees of the affiliates, Founders and its affiliates realize efficiencies in performing the portfolio management, trading and operational functions related to those non-Fund accounts;
  The Funds’ brokerage transactions may be executed with brokers that provide research and brokerage services to Founders and its affiliates. These research and brokerage services may be useful to Founders and its affiliates in providing investment advisory services to any of the clients they advise, including the Funds; and
  Affiliates of Founders receive various fees for providing accounting, underwriting, shareholder, transfer agency, custody and cash man- agement services to the Funds.

The Fund 41

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

After deliberation and discussion of Fund fees and expenses, the directors determined:

* That upon review of the advisory fee structures of the Funds in comparison with the comparative expense groups and expense universes selected by Lipper, the levels of investment advisory fees paid by the Funds were deemed to be competitive;

  That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund’s total expense ratio in an effort to maintain Fund expense ratios at reasonable and com- petitive levels;
  That three of the five Funds’ expense ratios decreased or remained substantially the same for all or most of their share classes in 2007 as compared to those experienced in 2006; and
  That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those that would have resulted solely from “arm’s-length” bargaining.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which demonstrated that Founders’ 2007 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges which court cases have found acceptable and determined that Founders’ profitability percentage for providing management services to the Funds was reasonable.

The directors concluded that Founders’ profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

42

Economies of Scale

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that would be realized from the growth of each Fund’s assets. After such consideration, the directors determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels, and that such fee reductions, when implemented, would benefit all of the applicable Fund’s shareholders through decreases in the Fund’s expense ratio.

Dedication to Regulatory Requirements and Restrictions

An important factor in the directors’ consideration of renewal of the Funds’ management agreement with Founders included the directors’ recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions.The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

Overall Conclusions

The directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that efforts are being and will con-

The Fund 43

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

tinue to be made to improve the Fund’s performance and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm’s length in light of the circumstances.

44

YOUR BOARD REPRESENTATIVES (Unaudited)

The Board of Directors of the Company oversees the Company’s five series portfolios (the “Funds”). The business and affairs of the Company are managed under the direction of the Board.The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors.They are not affiliated with the Fund’s adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

Directors

Alan S. Danson, 69.Year elected to the Board: 1991

Board Chairman.Private investor.Formerly,President and Director,D.H.Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

Robert P. Mastrovita, 64.Year elected to the Board: 1998

Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. Director, King Caesar Foundation.

Trygve E. Myhren, 72.Year elected to the Board: 1996

President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, AdPay, Inc. Trustee, Executive Committee and Chairman of Faculty Education Affairs Committee, the University of Denver.Trustee, Denver Art Museum. Member, Colorado FORUM and Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now

The Fund 45

YOUR BOARD REPRESENTATIVES (Unaudited) (continued)

Time Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987). U.S. Chief of Mission, 2006 Paralympic Games, Torino/Sestrierre, Italy.

George W. Phillips, 70.Year elected to the Board: 1998

Retired.Vice Chairman of the Board and Chairman of the Investment Committee, Children’s Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

Martha A. Solis-Turner, 48.Year elected to the Board: 2005

Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Formerly, Board member and Treasurer, Mile High Montessori Early Learning Centers (2002 to 2008), Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

Principal Officers

J. David Officer, 60. President and Principal Executive Officer of the Funds since 2007. Chairman, President and Chief Executive Officer of Founders since 2008. Chief Operating Officer,Vice Chairman and a Director of Dreyfus, and an officer of 77 investment companies (comprised of 180 portfolios) managed by Dreyfus. He has been an employee of Dreyfus since 1998.

Kenneth R. Christoffersen, 53. Vice President of the Funds since 2008, and Secretary since 2000 (and from 1996 to 1998). Founders’ Senior Vice President -Legal, General Counsel and Secretary. Assistant Secretary of the Distributor since 2003. Employed by Founders and its predecessor company since 1996.

Steven M. Anderson, 43.Treasurer and Principal Financial and Accounting Officer of the Funds since 2007.Vice President,BNY Mellon Asset Management (since 2003). Vice President, Treasurer and Chief Financial Officer, Mellon Optima L/S Strategy Fund, LLC (since 2005). Treasurer and Chief Financial Officer BNY/IVY Multi-Strategy Hedge Fund, LLC (since 2008). Formerly,Vice President (1999 to 2008), Treasurer and Chief Financial Officer of Mellon Institutional Funds Investment Trust (2002 to 2008).AssistantVice President and Mutual Funds Controller,Standish Mellon Asset Management Company, LLC (2000 to 2003).

46

Janelle E. Belcher, 50. Chief Compliance Officer of the Funds since 2004. Founders’ Vice President - Compliance since 2002. Formerly, Founders’ Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

Robert S. Robol, 44. Assistant Treasurer since 2006. Senior Accounting Manager -Taxable Fixed Income Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1988.

Robert Salviolo, 41. Assistant Treasurer since 2007. Senior Accounting Manager -Foreign Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1989.

Robert Svagna, 41. Assistant Treasurer since 2006. Senior Accounting Manager -Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1990.

William G. Germenis, 38. Anti-Money Laundering Compliance Officer (“AMLCO”) for the Class A, Class B, Class C and Class I shares of the Funds since 2002 and for the Class F shares of the Funds since 2003.Vice President and AMLCO of the Distributor and AMLCO of 74 investment companies (comprised of 197 portfolios) managed by Dreyfus. Employed by the Distributor since 1998.

The directors and officers may be contacted at Founders’ address appearing on the back cover, except for Messrs. Officer, Robol, Salviolo, Svagna and Germenis, who can be contacted at The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166, and Mr. Anderson, who can be contacted at BNY Mellon Asset Management, One Boston Place, Boston, Massachusetts 02108. Additional information about the Company’s directors is available in the Statement of Additional Information, which can be obtained free of charge by calling 1-800-645-6561 (Class F shareholders) or 1-800-554-4611 (all other shareholders).

The Fund 47

NOTES

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

© 2009 MBSC Securities Corporation

Dreyfus Passport Fund

Passport Fund is closed to new investors. Please see the prospectus for additional information.

ANNUAL REPORT December 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Dreyfus, Founders or any other person in our organization. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

16	Statement of Assets and Liabilities

17	Statement of Operations

18	Statement of Changes in Net Assets

20	Financial Highlights

26	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm

41	Important Tax Information

42	Factors Considered in Renewing the Advisory Agreement

50	Your Board Representatives

FOR MORE INFORMATION

Back Cover

Dreyfus Passport Fund

The Fund

A LETTER FROM THE CHAIRMAN Dear Shareholder:

We present to you this annual report for Dreyfus Passport Fund, covering the 12-month period from January 1, 2008, through December 31, 2008. 2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs. After several years of strong relative returns, international stocks generally declined more sharply than their U.S. counterparts.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations. In previous recessions, however, the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them. That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk. As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

J. David Officer Chairman, President and Chief Executive Officer Founders Asset Management LLC January 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by William S. Patzer, CFA, and Mark A. Bogar, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, Dreyfus Passport Fund’s Class A shares produced a total return of –50.83%, Class B shares returned –51.33%, Class C shares returned –51.26%, Class F shares returned –50.71%, Class I shares returned –50.75% and Class T shares returned –51.06% .1 The fund’s benchmark, the Standard & Poor’s Developed ex U.S. Small Cap Index, returned –47.67% for the same period.2 Small-cap stocks throughout the world fell precipitously during 2008 due to a global economic slowdown, an intensifying financial crisis and adverse changes in currency exchange rates.The fund underperformed its benchmark, primarily due to poor stock selections in Japan, overweighted exposure to Greece and weakness in the industrials sector. Areas of relative strength were the utilities sector and the underweight in materials and financials in Australia.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing at least 65% of its total assets in foreign small-cap companies from a minimum of three countries, in both developed and emerging economies. The fund may invest in larger foreign companies or in U.S.-based companies and may purchase securities of companies in initial public offerings. Our “bottom-up” investment approach emphasizes individual stock selection over broader economic and market trends. We use quantitative models and traditional qualitative analysis to construct a diversified portfolio of stocks with low price multiples and positive trends in earnings forecasts when compared to the benchmark.

Global Economic Meltdown Mired Equity Markets

Unprecedented turmoil in global financial and credit markets took their toll in 2008, sparking sharp slowdowns in developed and emerging economies. As the financial crisis intensified, lenders grew reluctant to extend credit even to their more creditworthy customers, causing consumer spending and business investment to decline sharply. Industrial demand waned, and commodity prices retreated from previous record

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

highs. These developments sparked a “flight to safety” among global investors, who fled riskier assets, such as small-cap stocks, often without regard for their underlying business fundamentals.

Japanese Stocks Drained Performance

From a regional perspective, our security selection strategy in Japan proved to be the greatest detractor from the fund’s relative performance. As the global economic climate deteriorated and the Japanese yen appreciated, investors flocked toward slower-growth, stable earning companies that historically have held up relatively well in downturns. In contrast, the fund had emphasized cheaper export-oriented stocks over more expensive, domestically oriented Japanese companies. Overweighted exposure to Greece also undermined the fund’s relative performance, as the household products companyThe Alapis Group,which was sold during the reporting period, plummeted due to uncertainty surrounding an acquisition, and cosmetic and household products manufacturer Sarantis fell amid slower consumer spending.

On a sector basis, the fund’s investments among industrial stocks fared relatively poorly when the sector encountered an abrupt end to years of price increases and earnings growth. Japanese auto-parts suppliers Nissin Kogyo and Keihin were hurt by slackening demand and a strengthening yen relative to most other currencies. British materials science firm Cookson Group, which was sold during the reporting period, and industrial conglomerate Charter International were drags on performance as commodity prices fell.

Other detractors from the fund’s relative performance in 2008 included Italy’s Prysmian (sold during the reporting period), a provider of cables and systems to the energy sector;Swedish automobile manufacturer Saab; and Australian travel consultant Flight Centre (which was also sold during the reporting period), all of which were negatively affected by slower consumer and business spending. Our stock selections in the traditionally defensive consumer staples sector also produced below-average results. On the other hand, an underweighted position in Canada’s materials sector produced positive contributions to the fund’s relative performance. The fund’s stock selection strategy in Canada’s materials sector also was relatively successful, as positions in gold miners IAMGOLD and Red Back Mining held up better than most other materials producers. The fund held no exposure to troubled Australian financial stocks, and the timely purchase of German electronic components maker EPCOS, which was sold during the reporting period, bolstered the fund’s returns compared to its benchmark.

Our investment in the Spanish utility company Union Fenosa, which was sold during the reporting period, fared relatively well after the firm received an acquisition offer.The other holding in utilities that also fared well due to a positive supply and demand dynamic was Emera in Canada. Overweighted exposure to domestically oriented health care stocks, such as Japan’s Hogy Medical and Hisamitsu Pharmaceutical, proved advantageous when business fundamentals improved for both companies due to the strength of their product lines. In Japan, chemical makerTokuyama benefited from falling coal prices,and Shimano cycling company gained value despite the deteriorating global economy. The fund’s allocation to cash also bolstered its relative performance.

Positioning for a Market Rebound

As of year-end, the financial crisis has persisted and the economy has continued to weaken. However, it appears to us that the generally low expectations for 2009 already have been reflected in stock prices. In addition, the benefits of lower energy prices and an expected stimulus package from the U.S. government could boost demand for a variety of products, and we expect accommodative monetary policies to pump liquidity into the global financial system.Therefore, we have begun to consider positions in companies that, in our judgment, are attractively priced, well positioned to weather the current economic storm and poised to participate in an eventual recovery.

January 15, 2009

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this fund should be considered only as a supplement to an overall investment program.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect Founders’ waiver of 25% of its management fee for the period from January 1, 2008, through September 13, 2008.This waiver ended on September 14, 2008. Had this waiver not been in effect, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gains distributions.The S&P Developed ex U.S. Small Cap Index captures the bottom 15% of companies in the developed countries excluding the U.S. within the S&P Global Broad Market Index with a float adjusted market capitalization of US$100 million or greater and minimum annual trading liquidity of US$50 million.

The Fund 5

FUND PERFORMANCE

† Source: Standard and Poor’s, a subsidiary of The McGraw-Hill Companies, Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Passport Fund on 12/31/98 to a $10,000 investment made in the S&P Developed Ex U.S. Small Cap Index (the “Index”), formerly S&P/Citigroup Extended Market Index World ex U.S.SM, on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B, Class C, Class I and Class T shares will vary from the performance of Class F shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account all applicable Class F fees and expenses (after any expense reimbursements and fee waivers).The Index captures the bottom 15% of companies in the developed countries excluding the U.S. within the S&P Global Broad Market Index (BMI) with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/08

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)	12/31/99	(53.66)%	(3.35)%	—	(5.59)%
without sales charge	12/31/99	(50.83)%	(2.20)%	—	(4.96)%
Class B shares
with applicable redemption charge †	12/31/99	(53.27)%	(3.54)%	—	(5.47)%††
without redemption	12/31/99	(51.33)%	(3.15)%	—	(5.47)%††
Class C shares
with applicable redemption charge †††	12/31/99	(51.74)%	(2.96)%	—	(5.72)%
without redemption	12/31/99	(51.26)%	(2.96)%	—	(5.72)%
Class F shares	11/16/93	(50.71)%	(2.11)%	1.76%	N/A
Class I shares	12/31/99	(50.75)%	(2.01)%	—	(5.18)%
Class T shares
with applicable sales charge (4.5%)	12/31/99	(53.27)%	(3.48)%	—	(6.05)%
without sales charge	12/31/99	(51.06)%	(2.58)%	—	(5.57)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, but does reflect fee waivers.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.

††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Passport Fund from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.To estimate the expenses you paid on your account over this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the results by the number in the Expenses paid per $1,000 line for the class of shares you own.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 7.09	$ 11.15	$ 10.37	$ 5.65	$ 6.00	$ 8.57
Ending value
(after expenses)	$558.80	$556.10	$556.10	$559.70	$559.40	$557.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Class A	Class B	Class C	Class F	Class I	Class T

Expenses paid
per $1,000†	$ 9.17	$ 14.41	$ 13.40	$ 7.30	$ 7.76	$ 11.09
Ending value
(after expenses)	$1,016.04	$1,010.81	$1,011.81	$1,017.90	$1,017.44	$1,014.13

† Expenses are equal to the fund’s annualized expense ratio of 1.81% for Class A shares, 2.85% for Class B shares,
2.65% for Class C shares, 1.44% for Class F shares, 1.53% for Class I shares and 2.19% for Class T shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—96.1%	Shares	Value ($)

Australia—3.0%
Australian Worldwide Exploration	84,391	152,846
CFS Retail Property Trust	96,110	126,031
Computershare	40,648	222,211
Downer EDI	44,720	120,329
Goodman Fielder	272,640	252,740
Sonic Healthcare	12,876	130,670
		1,004,827
Belgium—1.2%
Ackermans & Van Haaren	2,974	150,461
Cofinimmo	1,160	152,392
Mobistar	1,355	97,254
		400,107
Canada—6.4%
Altagas Income Trust	8,290	115,531
Cogeco Cable	10,550	294,993
Crescent Point Energy Trust	12,422	242,461
Daylight Resources Trust	22,180	140,355
Emera	17,150	308,483
Gran Tierra Energy	46,267 [a]	123,334
Iamgold	37,000	227,840
Laurentian Bank of Canada	8,070	225,583
Red Back Mining	24,900 [a]	173,303
Sino-Forest	13,970 [a]	111,719
Westjet Airlines	16,540 [a]	171,940
		2,135,542
China—.6%
Zhejiang Expressway, Cl. H	348,000	206,049
Denmark—.4%
East Asiatic	3,860	127,977
Finland—1.3%
Konecranes	13,970	234,555
Orion, Cl. B	6,589	110,537
Tietoenator	9,740	105,187
		450,279
France—9.4%
Air France-KLM	12,280	156,512
Cap Gemini	10,854	414,862

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

France (continued)
CNP Assurances	2,160	155,317
Fonciere des Regions	1,928	130,837
Havas	110,658	225,475
Ipsen	4,697	182,401
Ipsos	7,280	195,033
Neopost	2,750	247,794
Nexans	2,810	165,783
Publicis Groupe	13,920	354,152
Scor	12,530	283,870
Societe BIC	1,680	96,168
Technip	5,830	176,262
Teleperformance	7,844	216,520
Unibail-Rodamco	1,050	155,425
		3,156,411
Germany—7.3%
Adidas	5,900	222,558
Demag Cranes	4,230	110,530
Deutsche Euroshop	5,089	171,878
Deutsche Lufthansa	13,041	202,825
Fielmann	2,700	174,501
Lanxess	9,190	175,375
MTU Aero Engines Holding	16,470	448,216
Puma	770	150,151
Salzgitter	3,888	297,215
Software	2,950	164,007
Vossloh	973	107,500
Wincor Nixdorf	4,680	219,273
		2,444,029
Greece—.3%
Sarantis	16,480	97,119
Hong Kong—2.0%
Chaoda Modern Agriculture Holdings	346,320	222,949
China Agri-Industries Holdings	553,000 [a]	278,276
Neo-China Land Group Holdings	493,500 [b]	66,861
Pacific Basin Shipping	247,000	113,544
Peace Mark Holdings	586,000 [b]	0
		681,630

Common Stocks (continued)	Shares	Value ($)

Ireland—1.0%
DCC	16,649	241,585
United Drug	27,870	86,382
		327,967
Italy—4.5%
ACEA	11,076	148,326
Banca Popolare di Milano Scarl	48,260	280,546
Benetton Group	33,865	287,119
Buzzi Unicem	12,174	195,940
Landi Renzo	21,780	99,594
Parmalat	119,300	193,174
Recordati	35,080	188,447
Unipol Gruppo Finanziario	85,822	129,422
		1,522,568
Japan—25.8%
Air Water	25,400	228,213
Bank of Kyoto	16,000	179,379
Bank of Yokohama	18,000	106,496
Chiba Bank	19,000	118,740
Chiyoda	14,500	272,550
COMSYS Holdings	28,000	260,291
Credit Saison	6,000	82,857
Daifuku	29,000	169,017
Daito Trust Construction	2,000	104,746
F.C.C	14,300	120,805
Fukuoka Financial Group	36,000	156,843
Godo Steel	48,000	134,497
Hisamitsu Pharmaceutical	3,200	130,675
Hitachi Transport System	9,600	143,989
Hogy Medical	3,792	261,315
Hokuhoku Financial Group	77,000	182,334
House Foods	9,700	172,881
IT Holdings	11,200 [a]	174,569
Japan Aviation Electronics Industry	22,000	92,131
Kansai Paint	33,000	168,691
Keihin	34,800	253,067
Kinden	33,000	297,630
Kuroda Electric	38,000	356,701

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Leopalace21	10,700	108,518
Lintec	9,600	133,208
Matsumotokiyoshi Holdings	9,700	201,076
Mitsumi Electric	11,700	206,849
NET One Systems	96	192,880
Nichirei	41,000	195,387
Nihon Unisys	13,100	107,603
NSD	15,600	122,743
Pigeon	6,200	185,465
Point	2,510	138,169
Promise	4,250	107,747
Seino Holdings	46,000	255,972
Shimachu	9,400	211,419
Shimamura	1,700	131,554
Shimano	7,000	280,527
SKY Perfect JSAT Holdings	549	267,304
Star Micronics	14,200	150,423
Suruga Bank	21,000	208,026
Suzuken	5,900	177,815
Tokuyama	33,000	278,605
Tokyo Tatemono	31,000	141,807
Toyo Engineering	70,000	218,041
Yamaguchi Financial Group	21,000	236,039
Yokohama Rubber	43,000	215,230
		8,640,824
Netherlands—2.3%
Gemalto	5,885 [a]	146,413
Imtech	14,222	237,205
Koninklijke Vopak	5,920	222,160
Wereldhave	1,940	169,873
		775,651
Norway—.7%
Tandberg	14,100	151,927
TGS Nopec Geophysical	17,400 [a]	86,158
		238,085

Common Stocks (continued)	Shares	Value ($)

Singapore—.6%
ComfortDelgro	138,000	139,740
Singapore Petroleum	36,000	57,493
		197,233
South Korea—2.3%
CJ Home Shopping	7,074 [a]	217,307
Honam Petrochemical	2,905 [a]	121,707
LG Fashion	12,430 [a]	215,002
Yuhan	1,298 [a]	226,701
		780,717
Spain—4.2%
Bankinter	19,250	168,827
Corporacion Financiera Alba	7,761	293,945
Enagas	10,991	237,699
Laboratorios Almirall	22,521	172,160
Mapfre	35,950	119,920
Prosegur Cia de Seguridad	9,340	304,159
Tubacex	31,700	103,540
		1,400,250
Sweden—1.3%
Elekta, Cl. B	15,700	153,057
Peab	44,700	122,164
SAAB, Cl. B	18,100	163,744
		438,965
Switzerland—5.5%
Actelion	5,070 [a]	283,070
Adecco	12,483	419,816
Banque Cantonale Vaudoise	770	229,972
Clariant	38,032 [a]	254,881
Kuoni Reisen Holding	1,035	350,221
PSP Swiss Property	5,840 [a]	289,283
		1,827,243
United Kingdom—16.0%
Aggreko	23,440	150,185
Amlin	32,830	168,704
Asos	44,230 [a]	157,192

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Balfour Beatty	65,000	307,622
Beazley Group	98,500	191,846
Brit Insurance Holdings	57,970	183,318
Catlin Group	35,370	220,395
Charter International	37,830	179,444
Close Brothers Group	23,646	179,801
Croda International	23,320	174,137
Dana Petroleum	13,602 [a]	193,951
Davis Service Group	30,210	118,004
De La Rue	9,970	129,838
Domino’s Pizza UK & IRL	65,400	156,520
Drax Group	18,589	149,898
Electrocomponents	43,510	88,340
Halfords Group	34,520	120,698
Halma	44,700	130,110
Hiscox	35,050	171,295
IG Group Holdings	30,720	113,152
Interserve	36,607	119,577
Jardine Lloyd Thompson Group	24,578	154,739
John Wood Group	38,575	104,380
Keller Group	14,203	117,389
Mondi	36,125	105,799
QinetiQ Group	73,590	167,923
Regus	163,750	116,510
Rexam	36,210	182,690
Spectris	22,896	176,072
Spirent Communications	156,478	81,534
SSL International	19,790	140,809
Thomas Cook Group	121,600	309,550
Tui Travel	76,697	257,421
WSP Group	21,340	62,269
		5,381,112
Total Common Stocks
(cost $42,546,415)		32,234,585

Preferred Stocks—1.2%	Shares	Value ($)

Germany—.9%
Biotest	3,110	197,844
Fresenius	1,940	112,143
		309,987
United Kingdom—.3%
Inmarsat	14,120	95,696
Total Preferred Stocks
(cost $395,777)		405,683

Exchange Traded Funds—.4%

Dow Jones EURO STOXX 50
(cost $134,459)	3,920	134,652

Total Investments (cost $43,076,651)	97.7%	32,774,920
Cash and Receivables (Net)	2.3%	762,200
Net Assets	100.0%	33,537,120

a Non-income producing security.
b Illiquid securities. At the period end, the value of these securities amounted to $66,861 or .2% of net assets.
The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Industrials	22.0	Consumer Staples	5.8
Financials	19.1	Energy	4.1
Consumer Discretionary	16.9	Utilities	2.5
Information Technology	9.5	Telecommunication Services	.6
Materials	9.2	Exchange Traded Funds	.4
Health Care	7.6		97.7

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	43,076,651	32,774,920
Cash		402,135
Cash denominated in foreign currencies	157,042	157,593
Dividends and interest receivable		367,584
Receivable for investment securities sold		159,332
Receivable for shares of Common Stock subscribed		11,544
Other assets		72,590
Prepaid expenses		38,607
		33,984,305

Liabilities ($):
Due to Founders Asset Management LLC and affiliates—Note 3(c)		76,888
Directors’ deferred compensation		72,590
Payable for investment securities purchased		170,282
Payable for shares of Common Stock redeemed		25,879
Payable for futures variation margin—Note 4		7,203
Interest payable—Note 2		29
Accrued expenses		94,314
		447,185

Net Assets ($)		33,537,120

Composition of Net Assets ($):
Paid-in capital		152,558,819
Accumulated undistributed investment income—net		557,493
Accumulated net realized gain (loss) on investments		(109,205,631)
Accumulated net unrealized appreciation
(depreciation) on investments		(10,373,561)

Net Assets ($)		33,537,120

Net Asset Value Per Share
	Class A	Class B	Class C	Class F	Class I	Class T

Net Assets ($)	8,503,621	391,823	1,513,863	22,935,244	70,525	122,044
Shares Outstanding	670,314	33,338	127,749	1,804,692	5,693	10,146

Net Asset Value
Per Share ($)	12.69	11.75	11.85	12.71	12.39	12.03

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $197,525 foreign taxes withheld at source)	1,862,499
Expenses:
Investment advisory fee—Note 3(a)	618,632
Shareholder servicing costs—Note 3(c)	167,096
Distribution fees—Note 3(b)	104,708
Custodian fees—Note 3(c)	82,990
Auditing fees	71,461
Registration fees	62,714
Accounting fees—Note 3(c)	61,863
Prospectus and shareholders’ reports	40,531
Legal fees	18,898
Interest expense—Note 2	561
Loan commitment fees—Note 2	425
Miscellaneous	36,239
Total Expenses	1,266,118
Less—reduction in investment advisory fee—Note 3(a)	(126,616)
Less—reduction in Directors’ fees and expenses—Note 3 (d)	(70,228)
Less—reduction in accounting fees—Note 3(c)	(27,683)
Less—reduction in fees due to earnings credits—Note 1(c)	(23,584)
Net Expenses	1,018,007
Investment Income—Net	844,492

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(24,075,692)
Net realized gain (loss) on financial futures	(569,826)
Net realized gain (loss) on forward currency exchange contracts	56,823
Net Realized Gain (Loss)	(24,588,695)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $9,856 net
unrealized appreciation on financial futures)	(16,172,818)
Net Realized and Unrealized Gain (Loss) on Investments	(40,761,513)
Net (Decrease) in Net Assets Resulting from Operations	(39,917,021)

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007[a]

Operations ($):
Investment income—net	844,492	2,662
Net realized gain (loss) on investments	(24,588,695)	22,586,818
Net unrealized appreciation
(depreciation) on investments	(16,172,818)	(22,365,031)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(39,917,021)	224,449

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(110,276)
Class F Shares	(126,599)	(312,146)
Class I Shares	(93)	(1,150)
Total Dividends	(126,692)	(423,572)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	563,487	2,359,867
Class B Shares	4,458	57,708
Class C Shares	21,053	136,054
Class F Shares	1,028,222	2,179,451
Class I Shares	24,570	38,680
Class T Shares	—	225
Dividends reinvested:
Class A Shares	—	88,366
Class F Shares	122,849	300,765
Class I Shares	87	1,096
Cost of shares redeemed:
Class A Shares	(4,813,968)	(9,670,277)
Class B Shares	(409,740)	(1,398,713)
Class C Shares	(1,644,637)	(2,247,031)
Class F Shares	(11,603,374)	(13,308,058)
Class I Shares	(34,573)	(85,982)
Class T Shares	(70,385)	(280,599)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(16,811,951)	(21,828,448)
Total Increase (Decrease) in Net Assets	(56,855,664)	(22,027,571)

Net Assets ($):
Beginning of Period	90,392,784	112,420,355
End of Period	33,537,120	90,392,784
Undistributed (distributions in excess of)
investment income—net	557,493	(240,574)

	Year Ended December 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	27,852	84,664
Shares issued for dividends reinvested	—	3,480
Shares redeemed	(235,636)	(347,430)
Net Increase (Decrease) in Shares Outstanding	(207,784)	(259,286)

Class Bb
Shares sold	200	2,163
Shares redeemed	(19,981)	(54,150)
Net Increase (Decrease) in Shares Outstanding	(19,781)	(51,987)

Class C
Shares sold	1,131	5,275
Shares redeemed	(81,322)	(87,181)
Net Increase (Decrease) in Shares Outstanding	(80,191)	(81,906)

Class F
Shares sold	52,898	79,141
Shares issued for dividends reinvested	5,239	11,832
Shares redeemed	(611,154)	(481,661)
Net Increase (Decrease) in Shares Outstanding	(553,017)	(390,688)

Class I
Shares sold	1,084	1,393
Shares issued for dividends reinvested	4	44
Shares redeemed	(1,451)	(3,191)
Net Increase (Decrease) in Shares Outstanding	(363)	(1,754)

Class T
Shares sold	—	8
Shares redeemed	(3,468)	(10,502)
Net Increase (Decrease) in Shares Outstanding	(3,468)	(10,494)

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended December 31, 2008, 6,499 Class B shares representing $135,000, were automatically converted to 6,061 Class A shares and during the period ended December 31, 2007, 29,942 Class B shares representing $771,552 were automatically converted to 28,062 Class A shares.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	25.80	26.22	20.10	16.76	14.24
Investment Operations:
Investment income (loss)—net[a]	.25	(.01)	(.01)	(.14)	(.11)
Net realized and unrealized
gain (loss) on investments	(13.36)	(.28)	6.13	3.48	2.63
Total from Investment Operations	(13.11)	(.29)	6.12	3.34	2.52
Distributions:
Dividends from investment income—net	—	(.13)	—	—	—
Net asset value, end of period	12.69	25.80	26.22	20.10	16.76

Total Return (%)[b]	(50.83)	(1.15)	30.45	19.93	17.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.14	2.00	1.87	2.29	2.02
Ratio of net expenses
to average net assets	1.74	1.87	1.78	2.12	1.92
Ratio of net investment income
(loss) to average net assets	1.26	(.05)	(.05)	(.82)	(.77)
Portfolio Turnover Rate	150	93	73	729	648

Net Assets, end of period ($ x 1,000)	8,504	22,653	29,817	22,107	19,726

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

		Year Ended December 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	24.14	24.65	19.13	16.09	13.79
Investment Operations:
Investment income (loss)—net[a]	.03	(.26)	(.22)	(.28)	(.23)
Net realized and unrealized
gain (loss) on investments	(12.42)	(.25)	5.74	3.32	2.53
Total from Investment Operations	(12.39)	(.51)	5.52	3.04	2.30
Net asset value, end of period	11.75	24.14	24.65	19.13	16.09

Total Return (%)[b]	(51.33)	(2.11)	28.91	18.89	16.68

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.20	2.98	2.85	3.13	2.89
Ratio of net expenses
to average net assets	2.80	2.87	2.77	2.97	2.78
Ratio of net investment income
(loss) to average net assets	.17	(1.03)	(1.17)	(1.66)	(1.63)
Portfolio Turnover Rate	150	93	73	729	648

Net Assets, end of period ($ x 1,000)	392	1,283	2,591	16,421	17,917

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	24.30	24.73	19.12	16.07	13.76
Investment Operations:
Investment income (loss)—net[a]	.08	(.19)	(.19)	(.27)	(.22)
Net realized and unrealized
gain (loss) on investments	(12.53)	(.24)	5.80	3.32	2.53
Total from Investment Operations	(12.45)	(.43)	5.61	3.05	2.31
Net asset value, end of period	11.85	24.30	24.73	19.12	16.07

Total Return (%)[b]	(51.26)	(1.82)	29.39	18.98	16.79

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.95	2.68	2.68	3.08	2.81
Ratio of net expenses
to average net assets	2.55	2.55	2.60	2.92	2.70
Ratio of net investment income
(loss) to average net assets	.44	(.73)	(.89)	(1.60)	(1.55)
Portfolio Turnover Rate	150	93	73	729	648

Net Assets, end of period ($ x 1,000)	1,514	5,052	7,169	7,568	10,249

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

		Year Ended December 31,

Class F Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	25.84	26.21	20.11	16.76	14.24
Investment Operations:
Investment income (loss)—net[a]	.30	.03	(.04)	(.13)	(.11)
Net realized and unrealized gain
(loss) on investments	(13.37)	(.27)	6.14	3.48	2.63
Total from Investment Operations	(13.07)	(.24)	6.10	3.35	2.52
Distributions:
Dividends from investment income—net	(.06)	(.13)	—	—	—
Net asset value, end of period	12.71	25.84	26.21	20.11	16.76

Total Return (%)	(50.71)	(.94)	30.33	19.99	17.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.93	1.82	1.93	2.24	2.00
Ratio of net expenses
to average net assets	1.53	1.69	1.85	2.08	1.89
Ratio of net investment income
(loss) to average net assets	1.49	.12	(.20)	(.76)	(.75)
Portfolio Turnover Rate	150	93	73	729	648

Net Assets, end of period ($ x 1,000)	22,935	60,918	72,043	64,112	75,677

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	25.17	25.60	19.60	16.31	13.82
Investment Operations:
Investment income (loss)—net[b]	.27	.04	.03	(.12)	(.07)
Net realized and unrealized gain
(loss) on investments	(13.03)	(.28)	5.97	3.41	2.56
Total from Investment Operations	(12.76)	(.24)	6.00	3.29	2.49
Distributions:
Dividends from investment income—net	(.02)	(.19)	—	—	—
Net asset value, end of period	12.39	25.17	25.60	19.60	16.31

Total Return (%)	(50.75)	(.98)	30.61	20.17	18.02

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.97	1.83	1.68	2.08	1.79
Ratio of net expenses
to average net assets	1.56	1.71	1.61	1.89	1.68
Ratio of net investment income
(loss) to average net assets	1.40	.13	.09	(.69)	(.51)
Portfolio Turnover Rate	150	93	73	729	648

Net Assets, end of period ($ x 1,000)	71	152	200	310	190

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

		Year Ended December 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	24.56	24.90	19.16	16.05	13.70
Investment Operations:
Investment income (loss)—net[a]	.16	(.07)	(.11)	(.21)	(.17)
Net realized and unrealized
gain (loss) on investments	(12.69)	(.27)	5.85	3.32	2.52
Total from Investment Operations	(12.53)	(.34)	5.74	3.11	2.35
Net asset value, end of period	12.03	24.56	24.90	19.16	16.05

Total Return (%)[b]	(51.06)	(1.37)	29.96	19.38	17.15

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.53	2.21	2.26	2.70	2.47
Ratio of net expenses
to average net assets	2.13	2.10	2.18	2.54	2.36
Ratio of net investment income
(loss) to average net assets	.83	(.26)	(.54)	(1.24)	(1.21)
Portfolio Turnover Rate	150	93	73	729	648

Net Assets, end of period ($ x 1,000)	122	334	600	444	510

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Passport Fund (the “fund”) is a separate diversified series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund.The fund’s investment objective is to seek capital appreciation through investments in foreign small-cap companies. Founders Asset Management LLC (“Founders”) serves as the fund’s investment adviser. Founders is an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

At a meeting of the Company’s Board of Directors held on September 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Company and the fund from “Dreyfus Founders Funds, Inc.” and “Dreyfus Founders Passport Fund” to “Dreyfus Funds, Inc.” and “Dreyfus Passport Fund,” respectively.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation (“Dreyfus”), an affiliate of Founders, is the distributor of the fund’s shares. The fund is authorized to issue up to 600 million shares of Common Stock, par value $ .01 per share, in the following classes of shares: Class A, Class B, Class C, Class F, Class I and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, although the shares may be purchased at net asset value (“NAV”) without a sales charge by certain categories of investors.

Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at NAV per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to eligible institutional investors. Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. Other differences between the classes include the services offered to and the expenses borne by each class. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Each class of the fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the class.The type of expense determines the allocation method.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on NASDAQ, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the fund’s assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price. NewYork closing exchange rates are used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company’s Board of Directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market.

Registered investment companies that are not traded on an exchange are valued at their NAV.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company’s Board of Directors or pursuant to procedures approved by the Board of Directors.These situations may include instances where an event occurs after the close of the market on which a security is traded but before the fund calculates its NAV, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	21,873,752	0
Level 2—Other Significant
Observable Inputs	10,834,307	0
Level 3—Significant
Unobservable Inputs	66,861	0
Total	32,774,920	0

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument and written options contracts which are shown at value.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Valuation Inputs	Securities ($)

Balance as of 12/31/2007	0
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	(368,019)
Net purchases (sales)	0
Transfers in and/or out of Level 3	434,880
Balance as of 12/31/2008	66,861

(b) Foreign securities and currency transactions: The fund normally will invest a large portion of its assets in foreign securities. In the event the fund executes a foreign security transaction, the fund may enter into a foreign currency contract to settle the foreign security transaction. The fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The accounting records of the fund are maintained in U.S. dollars.The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized appreciation (depreciation) from investments and foreign currency transactions in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized between the trade and settlement dates on securities transactions,and the difference between the amounts of dividends,interest,and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Founders or its affiliates are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annu-

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

ally, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: No provision has been made for federal income taxes since it is the policy of the fund to comply with the requirements of Subchapter M of the Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes.The fund is treated as a separate tax entity for federal income tax purposes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $551,395, accumulated capital losses $100,014,691 and unrealized depreciation $10,930,834. In addition, the fund had $8,593,283 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $72,594,825 of the carryover expires in fiscal 2009, $11,833,084 expires in fiscal 2010 and $15,586,782 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $126,692 and $423,572, respectively.

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $80,267 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The Company has a line of credit arrangement (“LOC”) with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. The borrowings by each series of the Company are limited to the lesser of (a) $25 million, or (b) the lesser of 25% of the series’ total net assets or the maximum amount which the series is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $25 million cap on the total LOC. Each series agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC.

The average daily amount of borrowings outstanding under the LOC during the period ended December 31,2008,was approximately $17,600 with a related weighted average annualized interest rate of 3.18% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) In accordance with an investment advisory agreement between the Company and Founders, the fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at an annual rate equal to a percentage of the average daily

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

value of the fund’s net assets.The fee is 1% of the first $250 million of net assets, .80% of the next $250 million of net assets, and .70% of net assets in excess of $500 million. For the period from January 1, 2008 through September 13, 2008, Founders waived 25% of its investment advisory fee for the fund. The waiver ended on September 14, 2008, and on that date the fund’s contractual investment advisory fee again became effective.The reduction in investment advisory fee amounted to $126,616 during the period ended December 31, 2008.

During the period ended December 31, 2008, the Distributor retained $84 from commissions earned on sales of the fund’s Class A shares, and $4,194 and $393 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Class B, C and T Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended December 31, 2008, Class B, Class C and Class T shares were charged $5,580, $22,238 and $557, respectively, pursuant to the Class B, C and T Plan.

The fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the Fund’s Class F shares. During the period ended December 31, 2008, Class F shares were charged $76,333 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and ClassT shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2008, Class A, Class B, Class C and Class T shares were charged $38,133, $1,860, $7,413 and $557, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor whereby the fund has agreed to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares.The fund paid the Distributor a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2008, Class F shares were charged $23,275 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the fund’s share classes. The Distributor pays the transfer and dividend agent fees, other than out-of-pocket charges, for Class F only. During the period ended December 31, 2008, Class F shares were charged $688 for out-of-pocket transfer agent charges.

The fees charged by DTI with respect to the fund’s Class A, Class B, Class C, Class I and Class T shares are paid by the fund.These transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the period ended December 31, 2008 were $32,563.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Founders, under two cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31,

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

2008, the fund was charged $8,428 for these services. These fees were partially offset by earnings credits pursuant to the cash management agreements.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $82,990 for these services, which were partially offset by earnings credits pursuant to the custody agreement.

The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is computed at the annual rate of .10% of the average daily net assets of the fund on the first $500 million, .065% of the average daily net assets of the fund on the next $500 million and .02% of the average daily net assets of the fund in excess of $1 billion, plus reasonable out-of- pocket expenses. Dreyfus has contractually agreed in writing to waive any fees received for these services to the extent they exceed its costs in providing the services and a reasonable allocation of the costs incurred by Founders and its affiliates related to the support and oversight of these services. During the period ended December 31, 2008, Dreyfus waived $27,683.

The components of “Due to Founders Asset Management LLC and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $28,853, Rule 12b-1 distribution plan fees $5,879, shareholder services plan fees $12,206, custodian fees $20,198, compliance support fees $1,833, transfer agency per account fees $5,166 and accounting fees $2,753.

(d) Annual retainer fees and attendance fees for the Company’s Board of Directors are allocated to each series of the Company based on net assets. During the period ended December 31, 2008, the fund paid $4,347 in directors’ fees.The Company’s Board of Directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Company’s series.The amount paid to the director under the plan will be determined based upon the performance of the selected series. The current value of these amounts is included in Other Assets and Directors’ Deferred Compensation in the Statement of Assets and Liabilities. Increases in the market value of the deferred compensation accounts are added to the directors’ fees and expenses paid by the fund in the directors’ fees and expenses in the Statement of Operations, and decreases in the market value of the accounts are subtracted from such fees. During the period ended December 31, 2008, depreciation in the value of the accounts totaled $74,575.This depreciation also is included in the net unrealized appreciation (depreciation) on investments in the Statement of Operations. Deferral of directors’ fees under the plan does not affect the net assets of the fund.

Certain officers of the Company are also officers and/or directors of Founders or its affiliates, which pay their compensation. However, the fund pays a portion of the cost of the services performed by the Company’s Chief Compliance Officer and her staff. During the period ended December 31, 2008, the fund was charged $1,833 for these services, which is included in miscellaneous expenses. The affairs of the fund, including services provided by Founders, are subject to the supervision and general oversight of the Company’s Board of Directors.

(e) Effective on December 1, 2007 a 1% redemption fee was implemented by the fund on certain shares redeemed within sixty days following the date of their issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended December 31, 2008, redemption fees charged and retained by the fund amounted to $74.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended December 31, 2008, amounted to $92,128,304 and $131,611,599, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized appreciation or depreciation. When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2008, there were no financial futures contracts outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2008, there were no forward currency exchange contracts outstanding.

At December 31, 2008, the cost of investments for federal income tax purposes was $43,708,499; accordingly, accumulated net unrealized depreciation on investments was $10,933,579, consisting of $1,325,479 gross unrealized appreciation and $12,259,058 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their ClassT shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect.

The Fund 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Passport Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Passport Fund (formerly, Dreyfus Founders Passport Fund) (one of the series comprising Dreyfus Funds, Inc.) as of December 31, 2008, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the years ended December 31, 2006, 2005 and 2004 were audited by other auditors whose report dated February 23, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2008 and 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Passport Fund at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 23, 2009

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended December 31, 2008:

—	the total amount of taxes paid to foreign countries was $196,237.
—	the total amount of income sourced from foreign countries was
$754,086.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the calendar year 2008 with Form 1099-DIV.

For the fiscal year ended December 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $126,692 represents the maximum amount that may be considered qualified dividend income.

The Fund 41

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited)

At a meeting of the board of directors of Dreyfus Funds, Inc. (the “Funds” and, in reference to any one of the Funds’ portfolios, a “Fund”) held on August 20 and 21, 2008, the Funds’ directors unanimously approved the continuation of the Investment Advisory Agreement (“management agreement”) between each of the Funds and Founders Asset Management LLC, the Funds’ investment adviser (“Founders”), for a one-year term ending August 31, 2009.The board of directors of the Funds (“board”) is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the “directors”).

Prior to the directors’ August 2008 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party (“Lipper”).

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

Nature, Extent and Quality of Services Provided and to be Provided by Founders

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders and its affiliates provide to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund opera-

tions are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund’s respective investment objective, policies and restrictions, subject to the directors’ overall supervision.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement.

Following their discussion and review, the directors reached the following conclusions:

  That the breadth and quality of investment advisory and other ser- vices being provided to the Funds are satisfactory, as evidenced in part by the performance records of the Funds, to which the direc- tors gave significant attention as indicated below; and
  That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, adminis- trative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

Investment Performance

On a quarterly basis, the directors hold meetings with representatives of the portfolio management team for each Fund (usually a portfolio manager), during which each representative reviews, among other items, performance information, attribution analyses, and the portfolio

The Fund 43

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

manager’s investment outlook. The directors also receive written monthly and quarterly performance information for each Fund. The written quarterly reports included comparisons of each Fund’s performance with its respective Lipper category and one or more benchmark indexes, as well as a comparable exchange-traded fund, for the most recent quarter and one-, three-, five-, and ten-year periods, as well as for the portfolio manager’s tenure.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed performance report about each Fund from Lipper.These reports compared each Fund’s performance to both a relatively small group of similar funds selected by Lipper (the “Lipper performance group”), as well as to all funds in the applicable Lipper category (the “Lipper performance universe”).

The performance of Passport Fund’s Class F shares placed in the bottom quartile of its Lipper performance group and the fifth quintile of its Lipper international small-/mid-cap growth fund performance universe for the one-year period ended December 31, 2007, in the fifth and third quintiles, respectively, of its Lipper performance universe for the three- and five-year periods ended December 31, 2007, and underperformed its benchmark index for the one-, three- and five-year periods ended June 30, 2008. The directors noted that year-to-date as of June 30, 2008, the Fund’s performance placed it in the third quintile of its Lipper competitive peer group.The directors noted that Passport Fund’s most recent performance had improved relative to the performance results which it experienced in calendar year 2007.The directors deemed these recent relative performance results to be satisfactory, but stressed the importance to Founders of the need to continue to seek to improve the Fund’s longer-term performance record.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders’ investment management of the Fund. The directors further determined:

  That although certain of the Funds have experienced performance difficulties, Founders has focused its efforts upon improving the per- formance records of the Funds and will continue to seek improve- ment; and
  That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory long-term performance quintile rankings in their respective comparison universes, with three of five Funds placing in the top three quintiles of their respective Lipper performance universes for the three-year period ended December 31, 2007, and four of five Funds placing in the top three quintiles of their respective Lipper performance universes for the five-year period ended December 31, 2007.

Costs of the Services to be Provided and Profits to be Realized by Founders and Its Affiliates from Founders’ Relationship With the Funds

The directors recognized that on a quarterly basis, they received information with respect to each Fund’s expenses. The directors carefully reviewed and discussed the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds’ management agreement and other service arrangements, the directors received detailed information from Lipper which compared each Fund’s management fees and other expenses with those of a group of similar funds selected by Lipper (the “Lipper expense group”), as well as summary information comparing each Fund’s management fees and expenses with those of the funds in its Lipper performance universe with load structures similar to that of the Funds (the “Lipper expense universe”).

The Fund 45

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

The directors noted that for the period ended December 31, 2007, Passport Fund’s management fees ranked in the third quintile of its Lipper expense group, with the Fund’s fees the sixth lowest of 12 “peer funds.” The Fund’s contractual management fees at a common asset level were determined by Lipper to be the fourth lowest of the 12 funds in its group.The Fund’s management fees were in the third quin-tile of its Lipper expense universe.

The directors also considered information provided by Lipper with respect to the profitability of the investment management activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts, including the services provided by Founders to the Funds under the management agreement.

The directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory services to the Funds as a group and to each Fund individually.

The directors further considered certain indirect benefits received by Founders and its affiliates as a result of Founders’ provision of investment advisory services to the Funds.These included the following:

  Since Founders manages a non-Fund account in a style that is sim- ilar to that used for one of the Funds (and for a portion of another Fund), and employees of Founders manage other non-Fund accounts in their capacities as employees of the affiliates, Founders and its affiliates realize efficiencies in performing the portfolio man- agement, trading and operational functions related to those non- Fund accounts;
  The Funds’ brokerage transactions may be executed with brokers that provide research and brokerage services to Founders and its affiliates. These research and brokerage services may be useful to Founders and its affiliates in providing investment advisory services to any of the clients they advise, including the Funds; and

  Affiliates of Founders receive various fees for providing accounting, underwriting, shareholder, transfer agency, custody and cash man- agement services to the Funds.

After deliberation and discussion of Fund fees and expenses, the directors determined:

  That upon review of the advisory fee structures of the Funds in comparison with the competitive expense groups and expense uni- verses selected by Lipper, the levels of investment advisory fees paid by the Funds were deemed to be competitive;
  That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund’s total expense ratio in an effort to maintain Fund expense ratios at reasonable and competi- tive levels;
  That three of the five Funds’ expense ratios decreased or remained substantially the same for all or most of their share classes in 2007 as compared to those experienced in 2006; and
  That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those that would have resulted solely from “arm’s-length” bargaining.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which demonstrated that Founders’ 2007 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges which court cases have found acceptable and determined that Founders’ profitability percentage for providing management services to the Funds was reasonable.

The Fund 47

FACTORS CONSIDERED IN RENEWING THE ADVISORY AGREEMENT (Unaudited) (continued)

The directors concluded that Founders’ profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

Economies of Scale

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that would be realized from the growth of each Fund’s assets. After such consideration, the directors determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels, and that such fee reductions, when implemented, would benefit all of the applicable Fund’s shareholders through decreases in the Fund’s expense ratio.

Dedication to Regulatory Requirements and Restrictions

An important factor in the directors’ consideration of renewal of the Funds’ management agreement with Founders included the directors’ recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions.The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

Overall Conclusions

The directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that efforts are being and will con-

tinue to be made to improve the Fund’s performance and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm’s length in light of the circumstances.

The Fund 49

YOUR BOARD REPRESENTATIVES (Unaudited)

The Board of Directors of the Company oversees the Company’s five series portfolios (the “Funds”). The business and affairs of the Company are managed under the direction of the Board.The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors.They are not affiliated with the Fund’s adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

Directors

Alan S. Danson, 69.Year elected to the Board: 1991

Board Chairman.Private investor.Formerly,President and Director,D.H.Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

Robert P. Mastrovita, 64.Year elected to the Board: 1998

Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. Director, King Caesar Foundation.

Trygve E. Myhren, 72.Year elected to the Board: 1996

President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, AdPay, Inc. Trustee, Executive Committee and Chairman of Faculty Education Affairs Committee, the University of Denver.Trustee, Denver Art Museum. Member, Colorado FORUM and Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now

Time Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987). U.S. Chief of Mission, 2006 Paralympic Games, Torino/Sestrierre, Italy.

George W. Phillips, 70.Year elected to the Board: 1998

Retired.Vice Chairman of the Board and Chairman of the Investment Committee, Children’s Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

Martha A. Solis-Turner, 48.Year elected to the Board: 2005

Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Formerly, Board member and Treasurer, Mile High Montessori Early Learning Centers (2002 to 2008), Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

Principal Officers

J. David Officer, 60. President and Principal Executive Officer of the Funds since 2007. Chairman, President and Chief Executive Officer of Founders since 2008. Chief Operating Officer,Vice Chairman and a Director of Dreyfus, and an officer of 77 investment companies (comprised of 180 portfolios) managed by Dreyfus. He has been an employee of Dreyfus since 1998.

Kenneth R. Christoffersen, 53. Vice President of the Funds since 2008, and Secretary since 2000 (and from 1996 to 1998). Founders’ Senior Vice President -Legal, General Counsel and Secretary. Assistant Secretary of the Distributor since 2003. Employed by Founders and its predecessor company since 1996.

Steven M. Anderson, 43.Treasurer and Principal Financial and Accounting Officer of the Funds since 2007.Vice President,BNY Mellon Asset Management (since 2003). Vice President, Treasurer and Chief Financial Officer, Mellon Optima L/S Strategy Fund, LLC (since 2005). Treasurer and Chief Financial Officer BNY/IVY Multi-Strategy Hedge Fund, LLC (since 2008). Formerly,Vice President (1999 to 2008), Treasurer and Chief Financial Officer of Mellon Institutional Funds Investment Trust (2002 to 2008).AssistantVice President and Mutual Funds Controller,Standish Mellon Asset Management Company, LLC (2000 to 2003).

The Fund 51

YOUR BOARD REPRESENTATIVES (Unaudited) (continued)

Janelle E. Belcher, 50. Chief Compliance Officer of the Funds since 2004. Founders’ Vice President - Compliance since 2002. Formerly, Founders’ Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

Robert S. Robol, 44. Assistant Treasurer since 2006. Senior Accounting Manager -Taxable Fixed Income Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1988.

Robert Salviolo, 41. Assistant Treasurer since 2007. Senior Accounting Manager -Foreign Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1989.

Robert Svagna, 41. Assistant Treasurer since 2006. Senior Accounting Manager -Equity Funds of Dreyfus, and an officer of 78 investment companies (comprised of 201 portfolios) managed by Dreyfus. Employed by Dreyfus since 1990.

William G. Germenis, 38. Anti-Money Laundering Compliance Officer (“AMLCO”) for the Class A, Class B, Class C and Class I shares of the Funds since 2002 and for the Class F shares of the Funds since 2003.Vice President and AMLCO of the Distributor and AMLCO of 74 investment companies (comprised of 197 portfolios) managed by Dreyfus. Employed by the Distributor since 1998.

The directors and officers may be contacted at Founders’ address appearing on the back cover, except for Messrs. Officer, Robol, Salviolo, Svagna and Germenis, who can be contacted at The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166, and Mr. Anderson, who can be contacted at BNY Mellon Asset Management, One Boston Place, Boston, Massachusetts 02108. Additional information about the Company’s directors is available in the Statement of Additional Information, which can be obtained free of charge by calling 1-800-645-6561 (Class F shareholders) or 1-800-554-4611 (all other shareholders).

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

© 2009 MBSC Securities Corporation

ITEM 2. CODE OF ETHICS

     (a) As of the end of the period covered by this report, Dreyfus Funds, Inc. (the "Funds") has adopted a code of ethics that applies to the Funds' principal executive officer, principal financial officer, and principal accounting officer.

     (c) During the period covered by this report, no amendments have been made to a provision of the code of ethics that applies to the Funds' principal executive officer, principal financial officer, or principal accounting officer, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

     (d) During the period covered by this report, the Funds have not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the Funds' principal executive officer, principal financial officer, or principal accounting officer that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

     (f)(1) A copy of the code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

     (a)(1) The board of directors of the Funds has determined that the Funds have an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

     (a)(2) The name of the audit committee financial expert is George W. Phillips. Mr. Phillips is an "independent" member of the audit committee as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees - The aggregate fees billed to the Funds by their principal accountant for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2008 and December 31, 2007 were $182,600 and $219,800, respectively.

(b) Audit-Related Fees – The aggregate fees billed to the Funds by their principal accountant for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending December 31, 2008 and December 31, 2007 were $0 and $0, respectively.

     The aggregate fees billed for assurance and related services by the Funds’ principal accountant to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds (collectively, the “Service Providers”), that were reasonably related to the performance of the annual audit of the

Service Provider, which required pre-approval by the Audit Committee for the fiscal years ending December 31, 2008 and December 31, 2007 were $0 and $0, respectively.

(c)	Tax Fees – The aggregate fees billed to the Funds by their principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning
(“tax fees”) for the fiscal years ending December 31, 2008 and December 31, 2007 were $21,490 and $26,400, respectively. These fees were for review of U.S. federal, state, local and excise tax returns and determination of Passive Foreign Investment Companies.

The aggregate tax fees billed by the Funds’ principal accountant to the Service Providers for services which required pre-approval by the Audit Committee for the fiscal years ending
December 31, 2008 and December 31, 2007 were $0 and $0, respectively.

(d)	All Other Fees – The aggregate fees billed to the Funds by their principal accountant for products and services provided by the accountant, other than the services reported in paragraphs
(a), (b), and (c) of this Item 4 (“all other fees”), for the fiscal years ending December 31, 2008 and December 31, 2007 were $176 and $505, respectively. These fees were for reviews of the
Funds’ anti-money laundering program.

The aggregate of all other fees billed by the Funds’ principal accountant for products and services provided to the Service Providers which required pre-approval by the Audit Committee for the fiscal years ending December 31, 2008 and December 31, 2007 were $0 and $0, respectively.

(e)(1)	Approval is required of all audit and significant permitted non-audit engagements of the
Funds’ principal accountant, prior to the commencement of any such engagement, including pre-
approval not only of services provided directly to the Funds but also services provided to the
Service Providers where the nature of the services provided has a direct relationship to the operations or financial reporting of the Funds; pre-approval may be given up to one year in advance of the audit or non-audit activity for which pre-approval is sought.

In any instance in which it may become necessary or desirable for the audit committee to grant immediate pre-approval of a non-audit service to be provided either by the Funds’ principal accountant or by another audit firm, such pre-approval may be procured in writing from the chair of the Funds’ audit committee or, in the event of his or her unavailability, from the chair of the
Funds’ board of directors. Any such pre-approval shall be subject to consideration and review by the audit committee at its next regularly scheduled quarterly meeting.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal years ending December 31, 2008 and December 31, 2007, the aggregate non-audit fees billed by the Funds’ principal accountant to the Funds and the Service Providers were $12,582,986 and $1,916,237, respectively.

(h) The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

(a) Schedule I - Investments in securities of unaffiliated issuers is included as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No material changes have been made to the procedures by which shareholders may recommend nominees to the board of directors of the Funds, where those changes were implemented after the Funds last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A or this Item 10).

ITEM 11. CONTROLS AND PROCEDURES

     (a) Based on an evaluation of the Funds' Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Funds' Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") have concluded that the Funds' Disclosure Controls and Procedures provide reasonable assurance that information required to be disclosed by the Funds in the report is recorded, processed, summarized, and reported within required time periods, and that information required to be disclosed in the report is accumulated and communicated to the

Funds' management, including the Funds' PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) During the quarter ended December 31, 2008, there has been no change in the Funds' internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the Funds' internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Attached hereto as Exhibit EX-99.CODE ETH. (a)(2) Attached hereto as Exhibit EX-99.CERT. (a)(3) Not applicable. (b) Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS FUNDS, INC.

By: /s/ J. David Officer
J. David Officer, President

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ J. David Officer
J. David Officer, Principal Executive Officer

Date: February 23, 2009

By: /s/ Steven M. Anderson
Steven M. Anderson, Principal Financial Officer

Date: February 23, 2009